Exhibit 10.51

2006 - 2007 FORMS OF EMPLOYEE INCENTIVE

PERFORMANCE UNITS AGREEMENTS

2006-2008 Incentive Performance Units Grant

Performance Period: January 1, 2006 - December 31, 2008 (3 Years)

Performance Measures and Goals: Relative PNC Earnings per Share Growth

and Return on Average Common Equity (not including goodwill) Performance

100% Vests on Final Award

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

* * *

2006-2008 INCENTIVE PERFORMANCE UNIT AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	January 23, 2006

TARGET SHARE UNITS:	< whole number > share units

1. Definitions. Certain terms used in this 2006-2008 Incentive Performance Unit Agreement (“Agreement”) are defined in Section 15 or elsewhere in the Agreement.

2. Grant of 2006-2008 Incentive Performance Units. Pursuant to Article 8 of the Plan (as defined in Section 15.43), The PNC Financial Services Group, Inc. (“PNC”) grants to the grantee named above (“Grantee” and “Grant”) an incentive award opportunity of share-denominated Performance Units (as defined in Section 15.41) with the number of target share units set forth above (“Target Share Units”). The Grant is subject to the corporate performance conditions, employment conditions, and other terms and conditions of this Agreement and to the Plan, to final award determination, and to Grantee’s acceptance of the Grant in accordance with Section 18. Payment of any Final Award (as defined herein) authorized pursuant to the Agreement will generally be made in shares of PNC common stock and, to the extent, if any, that the total Final Award exceeds the Target Share Units number set forth above, in cash share-equivalents.

In general, the Grant is an opportunity for Grantee to receive, at the end of the applicable performance period, an award of shares of PNC common stock and, if applicable, cash share-equivalents, based on the degree to which the corporate performance goals have been achieved, as determined by the Committee (defined in Section 15.15) and subject to its negative discretion, or otherwise in accordance with the terms of the Agreement, provided that Grantee satisfies the employment conditions specified in the Agreement (or qualifies for a specified exception and is deemed to have satisfied those employment conditions) and the other conditions of the Agreement are met.

The potential maximum award payout that Grantee will be eligible to receive will be denominated in share units and will be expressed as a percentage of the Adjusted Target Share Units (defined in Section 15.1), which reflect adjustments for phantom dividends on target share units converted to additional target share units. The potential maximum award payout percentage will be determined by the levels of the corporate performance goals that PNC achieves relative to its peers for each of the three years in the overall performance period and by the potential award payout schedules established by the Committee pursuant to Section 3.2, giving equal weight to each of the two corporate performance goals and to each of the three covered years, subject to certain limitations or adjustments if there is an early termination or limitation of the performance measurement period (e.g., if Grantee dies or has a qualifying retirement or if there is a Change in Control, as defined herein, during a performance measurement period).

Absent a Change in Control, the Committee will determine the Final Award, if any, that Grantee receives within this calculated maximum potential payout amount, generally in early 2009 (or early in 2007 or 2008 in the event of Grantee’s death prior to that time). The Committee may adjust the Final Award downward, but not upward, from this calculated performance-based amount. This potential award payout amount could be as high as 200% of the Adjusted Target Share Units if PNC outperforms its peers in both corporate performance measure categories for each year of the three-year performance period and if Grantee remains an employee of the Corporation throughout the full three-year performance period, or it could be zero if PNC fails to achieve at least the threshold level of performance specified for an award in the Agreement schedules for each such performance measure and year.

Any Final Award payout authorized pursuant to this Grant will generally be paid in shares of PNC common stock up to the number of shares set forth above as the Target Share Units number, and in cash share-equivalents thereafter. The Grant must still be outstanding at the time Final Award determinations are made for Grantee to be eligible to receive an award, and Final Awards and payment are subject to the terms and conditions set forth in the Agreement and to the Plan.

The Agreement also provides a formula for calculation of the Final Award in the event of a Change in Control of PNC and for the form and timing of payment of any such award.

3. Corporate Performance Conditions. The Grant will be subject to the following corporate performance conditions.

3.1 Performance Measures and Goals. The corporate Performance Measures for this incentive award opportunity are EPS Growth and ROCE performance, as defined in Section 15.22 and Section 15.50, respectively; and the corporate Performance Goals (the EPS Growth Performance Goal and the ROCE Performance Goal) are the level of PNC’s EPS Growth and the level of PNC’s ROCE performance, respectively, relative to the levels of EPS Growth and ROCE performance, respectively, of the other Peer Group members.

3.2 Annual Peer Group and Annual Potential Payout Schedules. The Committee will establish the Annual Peer Group and the Annual Potential Payout Schedule for each year of the Performance Period as schedules to this Agreement no later than the 90th day of that year, at which time the Schedules for that year will become final. Each Annual Potential Payout Schedule will provide a threshold level of corporate performance below which there will be no eligibility for an award payout with respect to that measure of performance for that year. The 2006 Annual Peer Group and 2006 Annual Potential Payout Schedule are set forth in Schedules I and II.

Once the Annual Peer Group and Annual Potential Payout Schedule for a given year are established and final, the Committee will not change the Schedules with respect to that year other than to reflect Peer name changes or the elimination from the Peer Group of any members that have been eliminated since the beginning of the year due, for example, to consolidations, mergers or other material corporate reorganizations. Peer Group members that have been eliminated during the year will not be replaced for that year or portion of a year where a limited-year calculation applies, but may be replaced when the Committee establishes the Annual Peer Group for the following year.

3.3 Calculation of Annual Potential Payout Percentages. After the end of each year of the Performance Period, PNC will: (1) determine the EPS Growth and ROCE performance for the applicable period for PNC and for each other member of the applicable Annual Peer Group remaining at the end of the period in accordance with the definitions set forth in Section 15; and (2) calculate the Annual Potential Payout Percentage, as defined in Section 15.3, achieved by PNC for that year. Such results will be presented to the Committee.

Where the Agreement requires the calculation of an Annual Potential Payout Percentage for a given period that is less than a full year (e.g., upon certain qualifying terminations or Change in Control), PNC will also determine PNC and other Peer EPS Growth and ROCE performance and the Limited-Year Annual Potential Payout Percentage for that limited period as so required by the Agreement.

4. Grantee Service Requirement and Limitation of Potential Award; Early Termination of Grant. The Grant will be subject to the following employment conditions.

4.1 Eligibility for an Award; Employment Conditions and Early Termination of Grant. Grantee will not be eligible to receive a Final Award unless the Grant remains outstanding on the Committee-determined Award Date (as defined in Section 15.5) or as of the end of the day immediately preceding the day on which a Change in Control occurs, if earlier.

The Grant will automatically terminate on Grantee’s Termination Date (as defined in Section 15.56) unless an exception is available as set forth in Section 4.2, Section 4.3, Section 4.4 or Section 4.5. Where one or more of the conditions to an exception are post-employment conditions, the Grant will terminate upon the failure of any of those conditions.

In the event that Grantee’s employment is terminated by the Corporation for Cause (as defined in Section 15.8), the Grant will automatically terminate on Grantee’s Termination Date whether or not the termination might otherwise have qualified for an exception as a retirement or a disability termination pursuant to Section 4.3 or Section 4.4.

In the limited circumstances where the Grant remains outstanding notwithstanding Grantee’s termination of employment with the Corporation, Grantee will be eligible for consideration for an award, subject to limitation as set forth in the applicable section of the Agreement. Said award, if any, will be determined and payable at the same time as the awards of those 2006-2008 Incentive Performance Units grantees who remain Corporation employees, except that in the case of death, the determination and payment of any award may be accelerated if so indicated in accordance with the applicable section of the Agreement.

Any award that the Committee may determine to make after Grantee’s death will be delivered to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative, as determined in good faith by the Committee.

Notwithstanding anything in Section 4 or Section 5 to the contrary, if a Change in Control (as defined in Section 15.10) occurs prior to the time the Committee determines Final Awards pursuant to Section 5.2 (that is, prior to the Committee-determined Award Date), awards will be determined in accordance with Section 6.

4.2 Death While an Employee. If Grantee dies while an employee of the Corporation and prior to the Committee-determined Award Date, the Grant will remain outstanding and Grantee will be eligible for consideration for a prorated award calculated in accordance with Section 5.1(b), with an applicable performance measurement date (as defined in Section 5.1) of the last day of the year in which the death occurred (but no later than December 31, 2008) and with adjustments to Adjusted Target Share Units calculated through that December 31st, payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period (as defined in Section 15.11).

In the event that a Change in Control occurs prior to a Committee-determined Award Date, an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(b).

4.3 Qualifying Retirement. If Grantee Retires (as defined in Section 15.48) prior to the Committee-determined Award Date and the termination of employment is not also a termination by the Corporation for Cause, the Grant will remain outstanding post-employment; provided, however, that the Committee may terminate the Grant at any time prior to the Award Date, other than during a CIC Coverage Period, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 15.18). If Grantee is Disabled (as defined in Section 15.19) at the time of Retirement and Section 4.4 is also applicable to Grantee, that subsection will govern rather than this Section 4.3.

Provided that the Grant is still outstanding at that time, Grantee will be eligible for consideration for a prorated award at the time that awards are considered for those 2006-2008 Incentive Performance Unit grantees who remain Corporation employees, calculated in accordance with Section 5.1(c) with a performance measurement date of the last day of the last full quarter completed on or prior to Grantee’s Retirement date and with adjustments to Adjusted Target Share Units calculated through that same performance measurement date, payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period.

If Grantee dies after a qualifying Retirement but before the time set forth above for consideration of an award and provided that the Grant is still outstanding at the time of Grantee’s death, the Committee will consider an award for Grantee and make an award determination and any such award will be paid during the year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2008, or in 2009 if the death occurs in 2009 but prior to the Award Date.

In the event that a Change in Control occurs prior to a Committee-determined Award Date, an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(c).

4.4 Qualifying Disability Termination. If Grantee’s employment with the Corporation is terminated by reason of Disability (as defined in Section 15.19) prior to the Committee-determined Award Date, and the termination of employment is not also a termination by the Corporation for Cause, the Grant will remain outstanding post-employment; provided, however, that the Committee may terminate the Grant at any time prior to the Award Date, other than during a CIC Coverage Period, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 15.18).

Provided that the Grant is still outstanding at that time, Grantee will be eligible for consideration for a full award at the time that awards are considered for those 2006-2008 Incentive Performance Units grantees who remain Corporation employees, calculated in accordance with Section 5.1(d), payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period. Although Grantee will be eligible for consideration for a full award (Standard Payout Calculation) at the scheduled time, it is anticipated that the Committee will take into account the timing and circumstances of the disability when deciding whether and the extent to which to exercise its negative discretion.

If Grantee dies after a qualifying disability termination but before the time set forth above for consideration of an award and provided that the Grant is still outstanding at the time of Grantee’s death, the Committee will consider an award for Grantee and make an award determination and any such award will be paid during the year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2008, or in 2009 if the death occurs in 2009 but prior to the Award Date; provided, however, that the maximum award that may be awarded in these circumstances is the award that could have been authorized had Grantee died while an employee of the Corporation.

In the event that a Change in Control occurs prior to a Committee-determined Award Date, an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(d).

4.5 Qualifying Termination in Anticipation of a Change in Control. If Grantee’s termination of employment satisfies the conditions set forth in Section 15.46 such that it is a Qualifying Termination in Anticipation of a Change in Control, then the Grant will remain outstanding notwithstanding Grantee’s termination of employment with the Corporation and the Grant will not be subject to termination by the Committee for Detrimental Conduct.

To the extent that the conditions set forth in Section 15.46 are conditions that must be satisfied during a stated post-employment period, the Grant will remain outstanding during that period until it is determined that such conditions either have or have not been satisfied. If the conditions are not satisfied, the Grant will terminate unless Grantee meets one of the other exceptions set forth in this Section 4.

If all of the conditions set forth in Section 15.46 are satisfied, Grantee will be eligible for consideration for an award pursuant to Section 5.2, calculated in accordance with Section 5.1(e), or will receive an award pursuant to Section 6, calculated as specified in Section 6.1(e), as applicable.

If Grantee dies after a Qualifying Termination in Anticipation of a Change in Control but prior to the time the Committee makes an award determination pursuant to Section 5.2 or a Change-in-Control-determined Award Date, Grantee will be eligible for an award of the greater of the award Grantee could have received had he or she died while an employee or an award determined as set forth in Section 5.1(e). If a Change in Control occurs prior to a Committee-determined Award date, Grantee will be deemed to receive an award in accordance with Section 6.

5. Certification of Performance Results; Calculation of Maximum Potential Payout Amounts; and Final Award Determinations.

5.1 Certification of Attainment of Performance Goals; Calculation of Final Potential Payout Percentages and Calculated Maximum Potential Payout Amounts. As soon as practicable after December 31, 2008, or after the earlier relevant date if the applicable performance measurement date and potential award date are earlier under the circumstances, PNC will present information to the Committee concerning the following: (1) the levels of EPS Growth and ROCE performance achieved by PNC and the other members of the applicable Annual Peer Group for each of the applicable full and partial years for which performance is being measured under the circumstances; (2) the Annual Potential Payout Percentages determined in accordance with the applicable Schedules for such full and partial years on the basis of the levels of such EPS Growth and ROCE performance achieved by PNC relative to the other Peers for such periods; and (3) the Final Potential Payout Percentage.

Subsections (a), (b), (c), (d) and (e) below set forth additional criteria for the certifications and calculations to be made pursuant to this Section 5.1 under varying circumstances. The last day of the applicable performance measurement period is sometimes referred to as the “performance measurement date.” The time when the certification, calculation and Final Award determination process takes place is sometimes referred to as the “scheduled award determination period,” and the date when a Final Award, if any, is determined and made by the Committee is referred to as the “Committee-determined Award Date” (as set forth in Section 15.5).

Notwithstanding anything in this Section 5 to the contrary, if a Change in Control has occurred, Section 6 will apply.

(a) Non-Exceptional Circumstances – Standard Payout Calculation. Provided that Grantee remains an employee of the Corporation and the Grant remains outstanding such that Grantee remains eligible for consideration for an award, and that a Change in Control has not occurred, the Performance Period will run through December 31, 2008 and the process of certification of the attainment of Performance Goals, calculation of Final Potential Payout Percentage and Calculated Maximum Potential Payout Amounts, and determination of the Final Award, if any, will occur in early 2009.

Under the circumstances set forth in this subsection (a) above (“non-exceptional circumstances”), PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be December 31, 2008;

(ii) the applicable Performance Period will consist of the full years 2006, 2007 and 2008;

(iii) the applicable Final Potential Payout Percentage will be the percentage that is the average of the Annual Potential Payout Percentages for 2006, 2007 and 2008, but in no event greater than 200%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of share units equal to the Final Potential Payout Percentage of the Adjusted Target Share Units, with adjustments calculated through December 31, 2008; and

(v) the scheduled award determination period will occur in early 2009.

(b) Death While an Employee. In the event that Grantee dies while an employee of the Corporation and prior to the regularly scheduled award date for non-exceptional circumstances in early 2009 and the Grant remains outstanding pursuant to Section 4.2, PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the earlier of the last day of the year in which the death occurred and December 31, 2008;

(ii) the applicable Performance Period will be the period commencing on January 1, 2006 and ending on the applicable performance measurement date, and will consist of the one, two or three full years, as the case may be, in that period;

(iii) the applicable Final Potential Payout Percentage will be the percentage that is the average of the Annual Potential Payout Percentages for the full years in the applicable Performance Period, but in no event greater than 200%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of share units equal to (x) the applicable Final Potential Payout Percentage of the Adjusted Target Share Units, with adjustments calculated through the December 31st that is the performance measurement date, then (y) prorated (as defined in Section 15.45) based on the number of full years in the applicable Performance Period, including the year of death if prior to 2009; and

(v) the scheduled award determination period will occur during the year immediately following the year in which Grantee died (i.e., early in 2007, 2008, or 2009, as the case may be) unless Grantee dies after December 31, 2008 but prior to the Award Date, in which case the scheduled award determination period will occur in 2009.

(c) Retirement. In the event that Grantee Retires prior to the regularly scheduled award date for non-exceptional circumstances in early 2009 but Grantee has met the conditions for a qualifying retirement termination set forth in Section 4.3 and the Grant remains outstanding, PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to Grantee’s Retirement date or, if the Retirement date is a quarter-end date, that quarter-end date;

(ii) the applicable limited Performance Period will be the period commencing on January 1, 2006 and ending on the applicable performance measurement date, and will consist of the full and partial years in that period;

(iii) the applicable Final Potential Payout Percentage will be a Limited-Period Final Potential Payout Percentage and will be the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year, if any, in the applicable Performance Period, calculated as set forth in Section 15.33;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of share units equal to (x) the applicable Limited-Period Final Potential Payout Percentage of the Adjusted Target Share Units, with adjustments calculated through the applicable performance measurement date (i.e., the last day of the last full quarter completed prior to Grantee’s Retirement date), then (y) prorated (as defined in Section 15.45) based on the number of full quarters in the applicable limited Performance Period (i.e., in the period from January 1, 2006 through the applicable performance measurement date); and

(v) the scheduled award determination period will occur in early 2009 as provided in Section 7.1, unless Grantee dies after Retirement but before the beginning of 2008, in which case the scheduled award determination period will occur in early 2007 (if the death occurred in 2006) or early 2008 (if the death occurred in 2007), as the case may be.

In the event that Grantee is Disabled at the time of Retirement and Section 4.4 is also applicable to Grantee, then Section 5.1(d) will govern rather than this Section 5.1(c).

(d) Disability. In the event that Grantee becomes Disabled prior to the regularly scheduled award date for non-exceptional circumstances in early 2009 but Grantee has met the conditions for a qualifying disability termination set forth in Section 4.4 and the Grant remains outstanding, PNC will present information to the Committee for purposes of this Section 5.1 on the same basis as that set forth in Section 5.1(b), together with such information as the Committee may request concerning the timing and circumstances of the disability.

The scheduled award determination period will occur in early 2009, unless Grantee dies after a qualifying disability termination but before the beginning of 2008, in which case the scheduled award determination period will occur in early 2007 (if the death occurred in 2006) or early 2008 (if the death occurred in 2007), as the case may be, and in any event, the maximum award that may be approved will be the maximum that could have been awarded had Grantee died while an employee of the Corporation.

(e) Termination in Anticipation of a Change in Control. In the event that Grantee ceases to be an employee of the Corporation prior to the regularly scheduled award date for non-exceptional circumstances in early 2009 but Grantee has met the conditions for a Qualifying Termination in Anticipation of a Change in Control set forth in Section 4.5 and the Grant remains outstanding, but a Change in Control has not yet occurred, then:

(1) If a CIC Triggering Event (as defined in Section 15.14) has occurred and has not yet failed (as CIC Failure is defined herein) such that a Change in Control transaction is pending at the regularly scheduled award date, the Grant will remain outstanding and Grantee will be eligible to receive an award pursuant to Section 5.2 on the same basis as that set forth in Section 5.1(c) for a qualifying Retiree and the Committee will have no discretion to reduce the size of such award; and

(2) If the CIC Triggering Event fails prior to the regularly scheduled award date (as CIC Failure is defined in Section 15.12), the Grant will remain outstanding and the Committee will have discretion to authorize an award, pursuant to Section 5.2, to Grantee up to a maximum permitted award calculated on the same basis as that set forth in Section 5.1(c) for a qualifying Retiree, but the Committee will also have discretion to reduce the award as set forth in Section 5.2(b).

If Grantee dies after a Qualifying Termination in Anticipation of a Change in Control but prior to the time the Committee makes an award determination pursuant to Section 5.2 or a Change-in-Control-determined Award Date, Grantee will be eligible for an award of the greater of the award Grantee could have received had he or she died while an employee or an award determined as set forth above in this Section 5.1(e).

If a Change in Control occurs prior to a Committee-determined Award date, Grantee will be deemed to receive an award in accordance with Section 6.

5.2 Final Award Determinations by Committee.

(a) Subject to the last sentence in this paragraph, provided that the Grant is still outstanding, that Grantee is either still an employee of the Corporation or qualifies for an exception to the employment condition pursuant to Section 4.2, 4.3, 4.4 or 4.5, and that the Final Potential Payout Percentage is greater than zero, the Committee will have the authority to award to Grantee (“award”) as a Final Award such share-denominated amount as may be determined by the Committee. The Final Award may not exceed the applicable Calculated Maximum Potential Payout Amount, as determined in accordance with Section 5.1, and is subject to the exercise of negative discretion by the Committee pursuant to Section 5.2(b), if applicable. The Committee will not have authority to exercise negative discretion if a CIC Coverage Period has commenced and has not yet ended. If there has been a Change in Control, the Committee’s authority is subject to Section 6.

The date on which the Committee makes its determination as to whether or not it will authorize an award and, if so, the size of the Final Award, if any, it authorizes within the Calculated Maximum Potential Payout Amount determined pursuant to the Agreement is sometimes referred to in the Agreement as the Committee-determined Award Date.

Payment of the Final Award, if any, will be made in accordance with Section 7. If Grantee dies after a Final Award is determined but before payment is made, payment of the Final Award will be made to Grantee’s legal representative in accordance with Section 10.

(b) Except during a CIC Coverage Period or after the occurrence of a Change in Control, the Committee may exercise negative discretion with respect to the Grant and may determine, in light of such Corporation or individual performance or other factors as the Committee may deem appropriate, that notwithstanding the levels of EPS Growth and/or ROCE performance achieved by PNC relative to the other members of the Peer Group, the Committee will not award Grantee the full Calculated Maximum Potential Payout Amount that the Committee is authorized to award pursuant to Section 5.2(a), or any of such amount.

If the Committee so determines to exercise its negative discretion pursuant to this Section 5.2(b), the Final Award, if any, will be reduced accordingly; provided, however, that the Committee may not exercise such negative discretion upon or after the occurrence of a Change in Control (or during the period after the occurrence of a CIC Triggering Event but before such triggering event results in a Change in Control or a CIC Failure of such event occurs).

(c) If a Change in Control occurs prior to the Committee-determined Award Date, the Final Award will be determined in accordance with Section 6 rather than being determined by the Committee under Section 5.2 and will not be subject to the Committee’s negative discretion.

6. Change in Control Prior to a Committee-Determined Award Date.

6.1 Final Award Calculation.

Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control at any time prior to a Committee-determined Award Date pursuant to Section 5.2, (i) the Performance Period, if not already ended, will be limited and will end, (ii) if Dividend Adjustment Share Units were otherwise still accruing at the time, no further Dividend Adjustment Share Units will accrue and be added to the number of Adjusted Target Share Units, and (iii) Grantee will be deemed to have been awarded a Final Award in an amount determined as set forth in this Section 6, payable to Grantee or Grantee’s legal representative at the time and in the manner set forth in

Section 7, provided that the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs and has not already terminated or been terminated in accordance with the terms of Section 4 of the Agreement.

If this Section 6 is applicable and a Final Award is deemed to be awarded pursuant to Section 6, the day the Change in Control occurs will be considered the Award Date for purposes of the Agreement. This date is sometimes referred to in the Agreement as the Change-in-Control-determined Award Date (as set forth in Section 15.5).

(a) Standard CIC Payout Calculation. Provided that Grantee is an employee of the Corporation and the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be determined as follows:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to the day the Change in Control occurs, or, if the Change in Control occurs on a quarter-end date, the day the Change in Control occurs;

(ii) the applicable Performance Period will be the period commencing on January 1, 2006 and ending on the applicable performance measurement date, and will consist of the full and partial years in that period;

(iii) the applicable Final Potential Payout Percentage will be the “CIC Payout Percentage”, which will be (A) or (B) below, as applicable, (but in no event greater than 200%):

(A) if the Change in Control occurs prior to December 31, 2008, such that the Performance Period is less than three full years, the CIC Payout Percentage will be the higher of (1) 100% and (2) a Limited-Period Final Potential Payout Percentage (calculated as set forth in Section 15.33) of the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year, if any, in the applicable limited Performance Period; and

(B) if the Change in Control occurs on or after December 31, 2008, the CIC Payout Percentage will be the average of the Annual Potential Payout Percentages for the full years 2006, 2007 and 2008;

(iv) the applicable Final Award amount will be the number of share units equal to (x) the CIC Payout Percentage of the Adjusted Target Share Units, with adjustments calculated through the applicable performance measurement date (i.e., through the last day of the last full quarter completed prior to the day the Change in Control occurs, or, if the Change in Control occurs on a quarter-end date, the day the Change in Control occurs), then (y) prorated (as defined in Section 15.45) based on the number of full quarters in the applicable limited Performance Period (i.e., in the period from January 1, 2006 through the applicable performance measurement date), then (z) multiplied by the Transition Factor (as set forth in Section 6.2), if applicable; and

(v) the scheduled award determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee dies after the Change in Control occurs, Grantee’s Final Award determined pursuant to this Section 6.1(a) will be payable to Grantee’s legal representative in accordance with Section 10.

(b) Death. In the event the Grantee died while an employee of the Corporation and qualified for consideration for an award pursuant to Section 4.2 but the Committee had not yet made an award determination (either to award a specified amount or not to authorize any award) with respect to Grantee at the time the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award (payable to Grantee’s legal representative in accordance with Section 10) will be in the amount of the lesser of:

(1) the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(b) but with no Committee discretion to reduce the amount of the award; and

(2) the award that would have been payable, but without regard to the Transition Factor, if any, pursuant to the calculations set forth in Section 6.1(a) had Grantee not died but had been an employee of the Corporation as of the end of day immediately preceding the day the Change in Control occurred.

The scheduled award determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while an employee and a Final Award determination was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1.

(c) Qualifying Retirement. In the event that Grantee Retired prior to the day the Change in Control occurs but Grantee has met the conditions for a qualifying retirement termination set forth in Section 4.3 and the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be in the amount of the lesser of:

(1) the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(c) but with no Committee discretion to reduce the amount of the award; and

(2) the award that would have been payable, but without regard to the Transition Factor, if any, pursuant to the calculations set forth in Section 6.1(a) had Grantee not Retired but had been an employee of the Corporation as of the end of the day immediately preceding the day the Change in Control occurred.

The scheduled award determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while a qualified Retiree and a Final Award determination was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change in Control, Grantee’s Final Award determined pursuant to this Section 6.1(c) will be payable to Grantee’s legal representative in accordance with Section 10.

(d) Disability. In the event that Grantee became Disabled and Grantee’s employment terminated prior to the day the Change in Control occurs but Grantee has met the conditions for a qualifying disability termination set forth in Section 4.4 and the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be in the amount of the award that would have been payable, but without regard to the Transition Factor, if any, pursuant to the calculations set forth in Section 6.1(a) had Grantee still been an employee of the Corporation as of the end of the day immediately preceding the day the Change in Control occurred. The scheduled award determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while qualified to receive an award and a Final Award determination was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change in Control, Grantee’s Final Award (payable to Grantee’s legal representative in accordance with Section 10) will be the lesser of (i) an award determined in accordance with Section 6.1(a), and (ii) an award determined in accordance with Section 6.1(b), in either case without regard to the Transition Factor, if any.

(e) Qualifying Termination in Anticipation of a Change in Control. In the event that Grantee’s termination of employment satisfies all of the conditions set forth in Section 15.46 for a qualifying termination in anticipation of a change in control such that the Grant is outstanding at the time the Change in Control occurs, Grantee will receive a Final Award on the following basis, as applicable:

(1) If the Change in Control occurs within three (3) months of Grantee’s Termination Date, Grantee will receive a Final Award on the same basis as continuing employees, as set forth in Section 6.1(a), including the application of the Transition Factor, if any; and

(2) If the Change in Control occurs more than three (3) months after Grantee’s Termination Date but the Grant is outstanding because Grantee’s termination of employment qualifies under Section 15.46 by, among other conditions, having occurred after or within three months prior to a CIC Triggering Event, Grantee will receive a Final Award on the same basis as a qualifying Retiree, as set forth in Section 6.1(c).

6.2 Transition Factor. The “Transition Factor” is included in the calculation of the Final Award amount in portions of Section 6.1 in recognition of the Committee’s change, with the 2006-2008 Incentive Performance Units grants, from its prior practice (granting incentive share award opportunities every three years as part of the long-term compensation component of total compensation for certain PNC officers) to granting incentive share / performance unit award opportunities annually, in smaller amounts, while maintaining a standard three-year performance period.

In the event that a Change in Control occurs prior to the date in the first quarter of 2007 that the Committee grants incentive opportunities similar to the Grant to some or all of PNC’s executive officers (whether or not Grantee receives one of those grants) or before April 1, 2007 if no such grants are made in the first quarter of 2007, the Transition Factor will be 3.

In the event that a Change in Control occurs on or after the date in 2007 that the Committee grants incentive award opportunities similar to the Grant to some or all of PNC’s executive officers (or after March 31, 2007 if no such grants are made in 2007) but prior to the earlier of the date in the first quarter of 2008 that the Committee grants incentive award opportunities similar to the Grant to some or all of PNC’s executive officers (whether or not Grantee receives one of those grants) or March 31, 2008 if no such grants are made in the first quarter of 2008, the Transition Factor will be 1.5.

The Transition Factor will not be applicable in the event that a Change in Control occurs after March 30, 2008.

6.3 No Committee Discretion. The Committee may not exercise any negative discretion pursuant to Section 5.2(b) or otherwise exercise discretion pursuant to the Agreement in any way that would serve to reduce an award deemed to be made to Grantee pursuant to this Section 6.

6.4 CIC Severance Agreement Coordination. Unless otherwise provided by specific reference to this Agreement, in the event that Grantee is entitled to a severance payment from the Corporation pursuant to a change in control severance agreement, this Grant will be considered an incentive share award or grant for purposes of that agreement.

7. Delivery of Final Award; Termination of Grant as to Any Unawarded Units.

7.1 Delivery of Final Awards Determined by Committee. Any Final Award determined by the Committee pursuant to Section 5.2 will be settled by delivery of that number of whole shares of PNC common stock equal to the number of share units denominated in the Final Award; provided that if the number of share units so denominated exceeds the number of Target Share Units specified in the Grant (without regard to any additions for Dividend Adjustment Share Units but after any capital adjustments pursuant to Section 9), then any excess over such number of target share units will be settled in cash (sometimes referred to in the Agreement as “cash share-equivalents”) in an amount equal to such excess number of share units multiplied by the Fair Market Value of a share of PNC common stock on the Award Date or as otherwise provided in Section 9, if applicable, subject to the payment of applicable withholding taxes as set forth in Section 11.

Determination of eligibility for an award, calculation of the maximum permitted award amount, and a decision by the Committee on whether or not to authorize an award and, if so, the size of such Final Award (the “scheduled award determination process”) and then payment of any such Final Award will all generally occur in the first quarter of 2009 or as soon thereafter as practicable after the final Peer data necessary for the Committee to make its award determination is available. In general, it is expected that the Award Date will occur in 2009 and no later than the end of the second quarter of that year, and that payment of a Final Award, if any, will be made as soon as practicable after the Award Date, provided that in no event will payment occur later than March 15, 2010 other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

In the event of Grantee’s death prior to the Award Date where Grantee has satisfied all of the conditions of Section 4.2, 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award determination process will occur at the same time and in the same manner as set forth above for continuing employees, provided that if the death occurs prior to 2008, the scheduled award determination process will occur in the calendar year immediately following Grantee’s death, and (b) payment of a Final Award, if any, will be made during the calendar year immediately following the year in which Grantee died if the death occurs on or prior to December 31, 2008, or in 2009 if Grantee dies in 2009, provided that in no event will payment occur later than December 31st of the calendar year so specified as the year for payment other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

Otherwise, in the event that Grantee is no longer employed by the Corporation but has satisfied all of the conditions of Section 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award determination process will occur at the same time and in the same manner as set forth above for continuing employees, generally in 2009 during the first quarter of that year, and (b) once the Committee has made its award determination, payment of a Final Award, if any, will be made as soon as practicable after the Award Date, provided that in no event will payment be made earlier than January 1, 2009 or later than December 31, 2009 other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

In the event that one or more record dates for dividends on PNC common stock occur after the end of the applicable Performance Period but before the date the Final Award is paid pursuant to this Section 7.1, PNC will make a cash payment to Grantee in an amount equivalent to the amount of the dividends Grantee would have received had the share units denominated in the Final Award been that number of shares of PNC common stock and had such shares been issued and outstanding on January 1, 2009 and remained outstanding on the record date or dates for such dividends. Any such payment will be made at the same time as payment of the Final Award.

If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth above in this Section 7.1, and will settle any remaining portion as soon as practicable after such dispute is finally resolved.

7.2 Delivery of Final Awards Determined by Section 6. If a Final Award is deemed to be made pursuant to Section 6 rather than determined by the Committee pursuant to Section 5.2, the Final Award is fully vested as of the date of the Change in Control and will be settled in the same manner as specified in the first paragraph of Section 7.1, except that payment will be made entirely in cash if so provided in the circumstances pursuant to Section 9.2.

Payment of the Final Award will be made by PNC as soon as practicable after the date the Change in Control occurs and the amount of the Final Award is determinable and determined in accordance with Section 6, but in no event later than the 15th day of the third month of the calendar year following the calendar year in which the Change in Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth in this Section 7.2, and will settle any remaining portion as soon as practicable after such dispute is finally resolved.

In the event that one or more record dates for dividends on PNC common stock occur on or after the date of the Change in Control but before the date the Final Award is paid pursuant to this Section 7.2, PNC will make a cash payment to Grantee in an amount equivalent to the amount of the dividends Grantee would have received had the share units denominated in the Final Award been that number of shares of PNC common stock and had such shares been issued and outstanding on the date of the Change in Control and remained outstanding on the record date or dates for such dividends. Any such payment will be made at the same time as payment of the Final Award.

7.3 Final Awards are Fully Vested. The Final Award will be fully vested at the Committee-determined Award Date or as of the date of the Change in Control, as applicable. Any shares issued pursuant to this Section 7 will be fully vested at the time of issuance, and PNC will issue such shares and deliver any cash payable pursuant to this Section 7 to, or at the proper direction of, Grantee or Grantee’s legal representative, as determined in good faith by the Committee. No fractional shares will be issued, and if the Final Award includes a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock and paid to Grantee or Grantee’s legal representative in cash at the time the shares are issued.

In the event that Grantee is deceased, payment will be delivered to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative, as determined in good faith by the Committee.

7.4 Termination of Grant as to Any Unawarded Units. Once an award determination has been made by the Committee pursuant to Section 5.2 or a Final Award is deemed to have been made by virtue of the application of Section 6, the incentive award opportunity represented by this Grant will terminate as to any portion of the Performance Units not so awarded.

Termination of all or a portion of the Grant pursuant to this Section 7.4, or pursuant to Section 4, if applicable, will in no way affect Grantee’s covenants or the other provisions of Sections 16 and 17.

8. No Rights as Shareholder until Final Award and Issuance. Grantee will have no rights as a shareholder by virtue of this Grant unless and until a Final Award, if any, is made and shares are issued and delivered in settlement of all or a portion of such Final Award, if any.

9. Capital Adjustments.

9.1 Except as otherwise provided in Section 9.2, if applicable, in the event that a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)) occurs prior to the time a Final Award, if any, is paid, the Committee will make those adjustments, if any, in the number and class of the Target Share Units that it deems appropriate to reflect the Corporate Transaction(s) such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation (a) measuring the value per share unit of any share-denominated award authorized for payment to Grantee by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction, and (b) authorizing payment of the entire Final Award, if any, in cash at the time otherwise specified in Section 7.

9.2 Upon the occurrence of a Change in Control (or during the period after the occurrence of a CIC Triggering Event and before such triggering event results in a Change in Control or a CIC Failure of such event occurs), (a) the number and class of the Target Share Units will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per share unit of any share-denominated award that is deemed to be awarded to Grantee in accordance with Section 6 will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other that as to a minimal amount) of shares of PNC common stock, then the value of an award to Grantee pursuant to Section 6 will be payable solely in cash at the time otherwise specified by Section 7.

10. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) The Grant may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered.

(b) If Grantee is deceased at the time any Final Award authorized by this Agreement is to be paid, such payment will be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

11. Withholding Taxes; Payment Upon Inclusion Under Section 409A. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any Final Award then payable to Grantee. To the extent that any portion of a Final Award is payable in the form of cash, the Corporation will withhold first from such cash portion of the award and, if that is not sufficient or if there is no such cash portion, the Corporation will then retain whole shares of PNC common stock from the portion of any Final Award that is payable in the form of shares, until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligations.

For purposes of this Section 11, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Final

Award after any cash portion of the award has already been withheld for such purpose. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Final Award, no additional withholding may be made.

It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement. In the event that, notwithstanding such intention, the arrangement fails to meet the requirements of Section 409A and the regulations promulgated thereunder, then PNC may at that time permit the acceleration of the time for payment to Grantee under the Agreement notwithstanding any of the other provisions of the Agreement, but any such accelerated payment may not exceed the amount required to be included in Grantee’s income as a result of the failure to comply with the requirements of Section 409A and the regulations promulgated thereunder. For purposes of this provision, an amount will be deemed to have been included in Grantee’s income if the amount is timely reported on Form W-2 or Form 1099-MISC, as appropriate.

12. Employment. Neither the Grant nor the calculation, determination and payment of any Final Award hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary (as defined in Section 15.54) to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

13. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or under the authority of the Committee, whether made or issued before or after the Grant Date.

14. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement.

The Agreement constitutes the entire agreement between Grantee and PNC, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties, with respect to the subject matter hereof.

15. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

15.1 “Adjusted Target Share Units” means the number of share units equal to the Target Share Units as adjusted for the addition of all Dividend Adjustment Share Units accrued through the date specified by the Agreement, which will be December 31, 2008 unless an earlier date is specified by the Agreement (e.g., in the case of a qualifying retirement or a Change in Control prior to December 31, 2008).

15.2 “Annual Peer Group” or “Peer Group” means the group of financial institutions, including PNC, designated by the Committee pursuant to Section 3.2 as PNC’s Peer Group for a given year. A member of the Peer Group is sometimes referred to as a “Peer”.

15.3 “Annual Potential Payout Percentage.” The Annual Potential Payout Percentage for a given full covered year within the Performance Period (i.e., for 2006, 2007 or 2008) is the percentage determined by taking the average of the potential payout percentages achieved for that year by PNC with respect to the two Performance Measures (EPS Growth performance and ROCE performance) as determined in accordance with the Annual Potential Payout Schedule applicable for that year, rounded to the nearest one-hundredth percent.

Where the Agreement requires the calculation of an Annual Potential Payout Percentage for a given period that is less than a full year (sometimes referred to as a “partial year” or a “limited year” or “limited period”), then the Annual Potential Payout Percentage for that covered period is sometimes referred to as a “Limited-Year Annual Potential Payout Percentage”.

A “Limited-Year Annual Potential Payout Percentage” will be calculated in the same manner as the Annual Potential Payout Percentage for a full covered year except that it will be based on measurements of EPS Growth and ROCE performance with respect to PNC and the other Peers for, or with respect to, the year-to-date period (using full quarters only) beginning on January 1 of the given partial year and ending on the performance measurement date specified by the Agreement, and will be measured for PNC and for those other Peers that are remaining by the end of that limited period.

15.4 “Annual Potential Payout Schedule” for a given full or partial covered year means the schedule established by the Committee pursuant to Section 3.2 for that year that determines the method by which the Annual Potential Payout Percentage will be calculated for that year, or for the relevant portion of that year if a partial or limited year calculation is required by the Agreement, based on the levels of EPS Growth and ROCE performance achieved by PNC relative to the EPS Growth and ROCE performance of the other Peers remaining by the end of the relevant period.

15.5 “Award Date” means: (1) the date on which the Committee makes its determination as to whether or not it will authorize an award, and if so, as to the size of the Final Award, if any, it authorizes pursuant to Section 5.2 within the permitted Calculated Maximum Potential Payout Amount determined in accordance with the Agreement (sometimes referred to as the “Committee-determined Award Date”); or (2)

if a Change in Control has occurred and Grantee is deemed to have been awarded a Final Award pursuant to Section 6, the Award Date will be the date the Change in Control occurs (sometimes referred to as the “Change-in-Control-determined Award Date”).

15.6 “Board” means the Board of Directors of PNC.

15.7 “Calculated Maximum Potential Payout Amount” means the maximum size of the award, denominated in share units, that the Committee may award to Grantee based on PNC’s level of achievement of the Performance Goals and the applicable Annual Potential Payout Schedules established by the Committee and on Grantee’s level of satisfaction, or deemed satisfaction, of the service requirements set forth in Section 4, including any limitations on the maximum potential payout amount that may apply in the circumstances (e.g., in the case of a qualifying retirement).

15.8 “Cause”.

(a) “Cause” during a CIC Coverage Period. If a termination of Grantee’s employment with the Corporation occurs during a CIC Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(ii) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Grantee, will be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO, or Grantee’s superior or based upon the advice of counsel for the Corporation, will be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Grantee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a CIC Coverage Period. If a termination of Grantee’s employment with the Corporation occurs other than during a CIC Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(ii) a material breach by Grantee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

15.9 “CEO” means the chief executive officer of PNC.

15.10 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

23

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC will not by itself constitute a Change in Control.

15.11 “CIC Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a CIC Coverage Period commences on the date of a CIC Triggering Event, such CIC Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any CIC Coverage Period, another CIC Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

15.12 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section 15.14(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section 15.14(b), the proxy contest fails to replace or remove a majority of the members of the Board.

15.13 “CIC Payout Percentage” has the meaning set forth in Section 6(a)(iii).

15.14 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section 15.10; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

15.15 “Committee” means the Personnel and Compensation Committee of the Board, or such person or persons as may be designated by that committee as its delegate.

15.16 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (a) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 15.18(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

15.17 “Corporation” means PNC and its Subsidiaries.

15.18 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary; or

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee, if Grantee is an “executive officer” of PNC as defined in SEC Regulation S-K, or the CEO, if Grantee is not a PNC executive officer, determines that Grantee has engaged in conduct described in clauses (a) or (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

15.19 “Disabled” means, unless the Committee determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

15.20 “Dividend Adjustment Share Units.” Once the Agreement has become effective in accordance with Section 18, for each PNC common stock cash dividend payment date that occurs during the period from and after the Grant Date through and including December 31, 2008 (or, if earlier and if so required by the Agreement, through the date so specified by the Agreement), there will be added, subject to any applicable Plan limits, as of that dividend payment date to the number of Adjusted Target Share Units a number of share units (including fractional share units computed to six decimal places) equal to (i) the amount of the cash dividends that would have been paid on that dividend payment date on the target number of share units, as adjusted for all previous additions to such target number pursuant to this Section 15.20 up to that date, had each such share unit been an issued and outstanding share of PNC common stock on the record date for such dividend, divided by (ii) the Fair Market Value of a share of PNC common stock on that dividend payment date.

Cumulatively, these additional share units are referred to as the “Dividend Adjustment Share Units”, and the Target Share Units as adjusted for the addition of all accrued Dividend Adjustment Share Units are referred to as the “Adjusted Target Share Units”.

15.21 “EPS” for PNC or another Peer, for purposes of the Agreement, is calculated, for a given full year or shorter 3, 6, or 9 month period, as: (a) the publicly-reported diluted earnings per share of such Peer for that year (or shorter 3, 6, or 9 month period) prepared in accordance with GAAP; then (b) adjusted, as applicable, for extraordinary items, discontinued operations, merger integration costs (where such costs, including with respect to PNC, can be reasonably determined from publicly-disclosed financial information), and the impacts of stock splits (whether in the form of a stock split or a stock dividend), all as determined on the basis of publicly-reported financial information. All of the preceding terms, other than merger integration costs, will have the meanings assigned to such terms in accordance with GAAP. EPS will be rounded to the nearest one cent (e.g., $0.00, with $0.005 being rounded upward to $0.01).

The Committee may, in its discretion, direct management to provide additional information to the Committee on the impact that other specified adjustments, applied on a consistent basis to the EPS of each member of the Peer Group, would have had on relative EPS Growth performance, but no such other adjustments will have the effect of increasing the Calculated Maximum Potential Payout Amount or the Final Award.

15.22 “EPS Growth” means, for purposes of the Agreement for a given full covered year, with respect to each of PNC and each other Annual Peer Group member, the percentage obtained by (1) subtracting the EPS (calculated as set forth in Section 15.21) of such Peer for the year immediately preceding the given year from the EPS of such Peer for the given year, and (2) dividing the resulting number by the EPS of such Peer for such preceding year and rounding to the nearest one cent, then (3) expressing the resulting amount as a percent, rounded to the nearest one-hundredth (e.g., 0.00%, with 0.005% being rounded upward to 0.01%).

Where the Agreement requires a measurement of EPS Growth with respect to PNC and the other Peers for a given covered period that is a partial rather than a full year, EPS Growth will be measured in the same manner as set forth above but comparing the EPS of each such Peer for the year-to-date period of the given partial year (using full quarters only) to the EPS of such Peer for the comparable period of the immediately preceding year.

15.23 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

15.24 “Fair Market Value” as it relates to a share of PNC common stock means the average of the reported high and low trading prices of a share of PNC common stock on the New York Stock Exchange (or such successor reporting system as PNC may select) on the relevant date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

15.25 “Final Award” means the amount, if any, (a) awarded to Grantee by the Committee in accordance with Section 5.2, or (b) deemed awarded to Grantee pursuant to Section 6. The Final Award will be denominated in share units and will be payable in accordance with Section 7, generally in shares and cash share-equivalents.

15.26 “Final Potential Payout Percentage.” The Final Potential Payout Percentage will have the meaning set forth in (a), (b) or (c) below, whichever is applicable in the circumstances.

(a) Where the Performance Period is limited pursuant to Section 6 by reason of the occurrence of a Change in Control prior to December 31, 2008 or if a Change in Control occurs on or after December 31, 2008, then the Final Potential Payout Percentage will be the CIC Payout Percentage, calculated as set forth in Section 6(a)(iii)(A) or (B), as applicable.

(b) Where the Performance Period specified by the Agreement is the full three-year period commencing January 1, 2006 through and including December 31, 2008, then, except as otherwise provided in subparagraph (a) above where a Change in Control occurs on or after December 31, 2008, the Final Potential Payout Percentage will be the percentage that is the average (but in no event greater than 200%) of the Annual Potential Payout Percentages for the three full covered years in the Performance Period (i.e., one-third (1/3rd) of the sum of the annual percentages for the full years 2006, 2007 and 2008). If all of the Annual Potential Payout Percentages are 0%, then the Final Potential Payout Percentage will be 0%.

(c) Where the applicable performance measurement date specified by the Agreement is a quarter-end date other that December 31, 2008, then, except as otherwise provided in subparagraph (a) above where the Performance Period is limited pursuant to Section 6 by reason of the occurrence of a Change in Control, the Final Potential Payout Percentage will be a Limited-Period Final Potential Payout Percentage and will be calculated as set forth in Section 15.33.

15.27 “GAAP” means accounting principles generally accepted in the United States of America.

15.28 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

15.29 “Grant” means the grant, pursuant to Section 2, to Grantee of an incentive award opportunity of share-denominated Performance Units with the number of Target Share Units specified in the Agreement, subject to the performance conditions, employment conditions, and other terms and conditions of the Agreement and to the Plan.

15.30 “Grant Date” means the Grant Date set forth on page 1 of the Agreement, and is the date the Committee authorized the Grant.

15.31 “Grantee” means the person identified as Grantee on page 1 of the Agreement.

15.32 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

15.33 “Limited-Period Final Potential Payout Percentage”. Where the Agreement requires the calculation of a Limited-Period Final Potential Payout Percentage and the applicable performance measurement date specified by the Agreement is a quarter-end date other than December 31st of 2006 or 2007, and thus the applicable

Performance Period consists of one or more full years and/or a partial year, then the Limited-Period Final Potential Payout Percentage will be the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year in the applicable limited Performance Period calculated as follows:

(a) the sum of (i) four times the sum of the Annual Potential Payout Percentages for the full years in the period, if any, and (ii) the number of full completed quarters in the partial year of the applicable limited Performance Period, if any, times the Limited-Period Annual Potential Payout Percentage for that partial year, if any;

divided by

(b) the total number of quarters in the applicable limited Performance Period.

Where the Agreement requires the calculation of a Limited-Period Final Potential Payout Percentage and the applicable performance measurement date specified by the Agreement is December 31st of 2006 or 2007 and thus the applicable Performance Period consists of one or more full years (and no partial years), then the Limited-Period Final Potential Payout Percentage will be the percentage that is the average (but in no event greater than 200%) of the Annual Potential Payout Percentages for the covered years in the Performance Period (e.g., one-half (1/2) of the sum of the two annual percentages if the applicable Performance Period is limited to the full years 2006 and 2007). If all of the Annual Potential Payout Percentages are 0%, then the Limited-Period Final Potential Payout Percentage will be 0%.

15.34 “Limited-Year Annual Potential Payout Percentage” has the meaning set forth in the last paragraph of the definition of Annual Potential Payout Percentage in Section 15.3.

15.35 “Peer”. A member of the Peer Group or Annual Peer Group, including PNC, is sometimes referred to as a “Peer”.

15.36 “Peer Group” or “Annual Peer Group” is defined in Section 15.2.

15.37 “Performance Goal(s).” The Performance Goals (“EPS Growth Performance Goal” and “ROCE Performance Goal”) are the level of PNC’s EPS Growth and the level of PNC’s ROCE performance, respectively, relative to the levels of EPS Growth and ROCE performance, respectively, of the other Peer Group members.

15.38 “Performance measurement date” has the meaning set forth in Section 5.1 and refers to the last day of the relevant performance measurement period.

15.39 “Performance Measure(s).” The Performance Measures are EPS Growth and ROCE performance, as defined in Section 15.22 and Section 15.50, respectively.

15.40 “Performance Period” means the period during which each corporate performance criterion of the Performance Units will be measured against the performance standards established by the Committee pursuant to Section 3.2. The Performance Period will be the period commencing January 1, 2006 through (and including) the applicable performance measurement date specified in the Agreement.

Subject to early termination or limitation where so indicated in the Agreement by specifying an earlier performance measurement date, the performance measurement date will be December 31, 2008 and the Performance Period will be the period commencing January 1, 2006 through (and including) December 31, 2008.

If the Performance Period is terminated early or limited pursuant to the terms of the Agreement, it is sometimes referred to as the “limited performance period”. The three full years in the full Performance Period (2006, 2007 and 2008), or, if applicable, the full and partial years in the limited performance period, are sometimes referred to as “covered years”.

15.41 “Performance Units” means the performance units granted to Grantee in this Grant in accordance with Article 8 of the Plan and denominated in shares of PNC common stock.

15.42 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

15.43 “Plan” means The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time.

15.44 “PNC” means The PNC Financial Services Group, Inc.

15.45 “Prorate” or “Prorated” means multiplying by a fraction (not to exceed 1) equal to the following:

If the Agreement specifies “prorating by years”: (a) the number of full years in the applicable Performance Period, (b) divided by three, which is the number of years in the full 3-year period from January 1, 2006 through December 31, 2008.

If the Agreement specifies “prorating by quarters”: (a) the number of full quarters in the applicable Performance Period, (b) divided by twelve, which is the number of quarters in the full 3-year period from January 1, 2006 through December 31, 2008.

15.46 “Qualifying Termination in Anticipation of a Change in Control.” Grantee’s termination of employment with the Corporation will be deemed to have been a “Qualifying Termination in Anticipation of a Change in Control” for purposes of the Agreement if Grantee’s employment was terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason and the circumstances of such termination fall within one of the following:

(1)	such termination of employment by the Corporation without Cause or by Grantee for Good Reason occurred after the occurrence of a CIC Triggering Event but before such triggering event resulted in a Change in Control or a CIC Failure of such event occurred;

(2)	such termination of employment was (a) by the Corporation without Cause, and (b) was either (i) at the request of a third party that had taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in anticipation of a Change in Control, and (c) a CIC Coverage Period commences (by reason of the occurrence of either a CIC Triggering Event or a Change in Control) within three (3) months of Grantee’s Termination Date; or

(3)	such termination of employment was (a) by Grantee for Good Reason, and (b) the circumstance or event that constitutes Good Reason either (i) occurred at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in anticipation of a Change in Control, and (c) a CIC Coverage Period commences (by reason of the occurrence of either a CIC Triggering Event or a Change in Control) within three (3) months of Grantee’s Termination Date.

If Grantee is relying on clause (2) or clause (3) to meet the condition of this definition, Grantee will have the burden of proving that the requirements of such clause have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of clause (2) and clause (3) of this Section 15.46 only, the definition of Change in Control in Section 15.10 will exclude the proviso in Section 15.10(a).

15.47 “Retiree”. Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 15.48.

15.48 “Retires” or “Retirement”. Grantee “Retires” if his or her employment with the Corporation terminates (a) at any time on or after the first day of the first month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (as determined in the same manner as the determination of five years of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or of one or more Subsidiaries. If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement”.

15.49 “ROCE” for PNC or another Peer, for purposes of the Agreement for a given full year period, is calculated, on the basis of publicly-reported financial information, as the percentage obtained by (1) dividing the annualized net income of such Peer by average annualized common shareholders’ equity as adjusted by excluding goodwill, all adjusted as applicable for the cumulative effects of accounting changes, extraordinary items, discontinued operations, and merger integration costs, and (2) expressing the resulting amount as a percent, rounded to the nearest one-hundredth (e.g., 0.00%, with 0.005% being rounded upward to 0.01%).

Where the Agreement requires a measurement of ROCE with respect to PNC and the other Peers for a given period that is a partial rather than a full year, ROCE for purposes of the Agreement will be calculated in the same manner as set forth above but using net income for such 3, 6 or 9 month period in place of annualized net income and using average common shareholders’ equity for that year-to-date period, as adjusted by excluding goodwill, in place of average annualized common shareholders’ equity excluding goodwill, all on the basis of publicly-reported financial information and all adjusted as applicable as set forth above for the cumulative effects of accounting changes, extraordinary items, discontinued operations, and merger integration costs, and expressed as a percent, rounded to the nearest one-hundredth (e.g., 0.00%, with 0.005% being rounded upward to 0.01%).

All of the preceding terms used in this definition of ROCE, other than merger integration costs, will have the meanings assigned to such terms in accordance with GAAP. ROCE, as used in the Agreement, will include adjustments for merger integration costs only where such costs, including with respect to PNC, can be reasonably determined from publicly-disclosed financial information.

The Committee may, in its discretion, direct management to provide additional information to the Committee on the impact that other specified adjustments, applied on a consistent basis to the ROCE of each member of the Peer Group, would have had on relative ROCE performance, but no such other adjustments will have the effect of increasing the Calculated Maximum Potential Payout Amount or the Final Award.

15.50 “ROCE performance” means, for purposes of the Agreement for a given full year period or shorter 3, 6 or 9 month period, with respect to each of PNC and each other Annual Peer Group member, the ROCE of each such Peer for such period, calculated as set forth in Section 15.49.

15.51 “Schedules” mean the Annual Peer Group and Annual Potential Payout Schedules established by the Committee pursuant to Section 3.2 for 2006, 2007 and 2008.

15.52 “SEC” means the United States Securities and Exchange Commission.

15.53 “Section 409A” means Section 409A of the Internal Revenue Code.

15.54 “Subsidiary” means a corporation, bank, partnership, business trust, limited liability company, or other form of business organization that is a consolidated subsidiary of PNC under GAAP.

15.55 “Target Share Units” means the number of share units specified on page 1 of the Agreement as Target Share Units.

15.56 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Grantee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

15.57 “Transition Factor” has the meaning set forth in Section 6.2.

16. Grantee Covenants.

16.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 16 and 17 by virtue of receiving this Grant of an award opportunity (regardless of whether a Final Award is ultimately determined and delivered or of the size of such Final Award, if any); that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation; and that enforcement of such provisions will not prevent Grantee from earning a living.

16.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 16.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a CIC Coverage Period (as defined in Section 15.xx), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 16.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

16.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

16.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 16.4 shall be performed by Grantee without further compensation and will continue beyond Grantee’s Termination Date.

17. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

17.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

17.2 Equitable Remedies. A breach of the provisions of any of Sections 16.2, 16.3 or 16.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

17.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 16.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

17.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

17.5 Severability. The restrictions and obligations imposed by Sections 16.2, 16.3 and 16.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

17.6 Reform. In the event any of Sections 16.2, 16.3 and 16.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

17.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 16.2, 16.3 and 16.4.

17.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

17.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

18. Acceptance of Grant; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

* * *

2006 ANNUAL PEER GROUP

* * *

The Peer Group for 2006 consists of the following members:

BB&T Corporation

Bank of New York Company, Inc.

Fifth Third Bancorp

KeyCorp

National City Corporation

PNC

Regions Financial Corporation

SunTrust Banks, Inc.

U.S. Bancorp

Wachovia Corporation

Wells Fargo & Company

* * *

2006 ANNUAL POTENTIAL PAYOUT SCHEDULE

* * *

The Annual Potential Payout Percentage for 2006 (“2006 Annual Potential Payout Percentage”) will be the average of the 2006 potential payout percentage for EPS Growth performance and the 2006 potential payout percentage for ROCE performance, rounded to the nearest one-hundredth percent (e.g., 0.00%, with 0.005% being rounded upward to 0.01%).

If the 2006 potential payout percentage with respect to either EPS Growth performance or ROCE performance is 0% but is a positive number with respect to the other performance standard, the 2006 Annual Potential Payout Percentage will be the percentage that is one-half (1/2) of that positive number. If the 2006 potential payout percentage with respect to both EPS Growth performance and ROCE performance is 0%, the 2006 Annual Potential Payout Percentage will be 0%.

The 2006 potential payout percentages for EPS Growth performance and ROCE performance, respectively, will be determined as follows.

(1) Percentage Range. The 2006 potential payout percentage for each of EPS Growth performance and ROCE performance will be the percentage that corresponds to PNC’s ranking with respect to that performance standard in the following chart. Where the chart indicates a percentage range rather than a specific percentage, the specific percentage within that range will depend on PNC’s performance relative to that of the Peers ranked immediately above and below PNC (“Peer A” and “Peer B,” respectively), and will be calculated as set forth in Item (2) below.

Peer Group Position with respect to EPS Growth Performance or ROCE Performance	Potential Payout Percentage
Top Performer	200%
#2	170-190%
#3	150-170%
#4	130-150%
#5	110-130%
#6	90-110%
#7	70-90%
#8	50-70%
#9	30-50%
#10	0%
#11	0%

Peer Group positions in the chart will be determined by calculating, using the definitions set forth in the 2006-2008 Incentive Performance Unit Agreement, the EPS Growth performance or ROCE performance, as the case may be, achieved for 2006 by each then existing member of the 2006 Peer Group and then ranking each such member of the 2006 Peer Group by that performance, with the Peer with the best 2006 performance being ranked the Top Performer, the Peer with the second best 2006 performance being ranked #2, and so on. The potential payout percentages or percentage ranges in the chart by Peer Group position will remain unchanged even if the number of Peers in the Peer Group by the end of 2006 has been reduced, due, for example, to consolidations, mergers, or other material corporate reorganizations.

(2) Refinements Within Percentage Range. If PNC achieves Top Performer ranking, the 2006 potential payout percentage for that performance standard will be 200%, subject to Item (3) below. If PNC’s 2006 performance compared to the 2006 performance of the other then existing Peers ranks PNC as #10 or lower, the 2006 potential payout percentage for that performance standard will be 0%. Otherwise, subject to Item (3) below, the 2006 potential payout percentage with respect to a given performance standard will be equal to the following sum ((i) plus (ii)):

(i)	the percentage that is the lowest percentage number of the range that corresponds to PNC’s ranking as set forth in the chart,

plus

(ii) X%, where “X” is the product of 20 (the size of the range) and a fraction equal to “Y” divided by “Z”, where:

“Y” is the difference between PNC’s 2006 performance and Peer B’s 2006 performance,

and

“Z” is the difference between Peer A’s 2006 performance and Peer B’s 2006 performance.

If there is no Peer B by the end of 2006, then the 2006 potential payout percentage for that performance standard will be the percentage that is the midpoint of the percentage range set forth in the chart for PNC’s ranking.

(3) Committee Negative Discretion. Once the specific potential payout percentages for PNC’s 2006 EPS Growth performance and 2006 ROCE performance have been determined by reference to the chart in accordance with Items (1) and (2) above, the Committee may, in its discretion, decide to reduce either or both of those percentages (as long as such decision is not made during a CIC Coverage Period, as defined in the 2006-2008 Incentive Performance Unit Agreement) but may not increase them.

* * *

2007 ANNUAL PEER GROUP

* * *

The Peer Group for 2007 consists of the following members:

BB&T Corporation

Comerica Inc.

Fifth Third Bancorp

KeyCorp

National City Corporation

PNC

Regions Financial Corporation

SunTrust Banks, Inc.

U.S. Bancorp

Wachovia Corporation

Wells Fargo & Company

* * *

2007 ANNUAL POTENTIAL PAYOUT SCHEDULE

* * *

The Annual Potential Payout Percentage for 2007 (“2007 Annual Potential Payout Percentage”) will be the average of the 2007 potential payout percentage for EPS Growth performance and the 2007 potential payout percentage for ROCE performance, rounded to the nearest one-hundredth percent (e.g., 0.00%, with 0.005% being rounded upward to 0.01%).

If the 2007 potential payout percentage with respect to either EPS Growth performance or ROCE performance is 0% but is a positive number with respect to the other performance standard, the 2007 Annual Potential Payout Percentage will be the percentage that is one-half (1/2) of that positive number. If the 2007 potential payout percentage with respect to both EPS Growth performance and ROCE performance is 0%, the 2007 Annual Potential Payout Percentage will be 0%.

The 2007 potential payout percentages for EPS Growth performance and ROCE performance, respectively, will be determined as follows.

(1) Percentage Range. The 2007 potential payout percentage for each of EPS Growth performance and ROCE performance will be the percentage that corresponds to PNC’s ranking with respect to that performance standard in the following chart. Where the chart indicates a percentage range rather than a specific percentage, the specific percentage within that range will depend on PNC’s performance relative to that of the Peers ranked immediately above and below PNC (“Peer A” and “Peer B,” respectively), and will be calculated as set forth in Item (2) below.

Peer Group Position with respect to EPS Growth Performance or ROCE Performance	Potential Payout Percentage
Top Performer	200%
#2	170-190%
#3	150-170%
#4	130-150%
#5	110-130%
#6	90-110%
#7	70-90%
#8	50-70%
#9	30-50%
#10	0%
#11	0%

Peer Group positions in the chart will be determined by calculating, using the definitions set forth in the 2006-2008 Incentive Performance Unit Agreement, the EPS Growth performance or ROCE performance, as the case may be, achieved for 2007 by each then existing member of the 2007 Peer Group and then ranking each such member of the 2007 Peer Group by that performance, with the Peer with the best 2007 performance being ranked the Top Performer, the Peer with the second best 2007 performance being ranked #2, and so on. The potential payout percentages or percentage ranges in the chart by Peer Group position will remain unchanged even if the number of Peers in the Peer Group by the end of 2007 has been reduced, due, for example, to consolidations, mergers, or other material corporate reorganizations.

(2) Refinements Within Percentage Range. If PNC achieves Top Performer ranking, the 2007 potential payout percentage for that performance standard will be 200%, subject to Item (3) below. If PNC’s 2007 performance compared to the 2007 performance of the other then existing Peers ranks PNC as #10 or lower, the 2007 potential payout percentage for that performance standard will be 0%. Otherwise, subject to Item (3) below, the 2007 potential payout percentage with respect to a given performance standard will be equal to the following sum ((i) plus (ii)):

(i) the percentage that is the lowest percentage number of the range that corresponds to PNC’s ranking as set forth in the chart,

plus

(ii) X%, where “X” is the product of 20 (the size of the range) and a fraction equal to “Y” divided by “Z”, where:

“Y” is the difference between PNC’s 2007 performance and Peer B’s 2007 performance,

and

“Z” is the difference between Peer A’s 2007 performance and Peer B’s 2007 performance.

If there is no Peer B by the end of 2007, then the 2007 potential payout percentage for that performance standard will be the percentage that is the midpoint of the percentage range set forth in the chart for PNC’s ranking.

(3) Committee Negative Discretion. Once the specific potential payout percentages for PNC’s 2007 EPS Growth performance and 2007 ROCE performance have been determined by reference to the chart in accordance with Items (1) and (2) above, the Committee may, in its discretion, decide to reduce either or both of those percentages (as long as such decision is not made during a CIC Coverage Period, as defined in the 2006-2008 Incentive Performance Unit Agreement) but may not increase them.

2007-2009 Incentive Performance Units Grant

Performance Period: January 1, 2007—December 31, 2009 (3 Years)

Performance Criteria: Levels of PNC Earnings per Share Growth and

Return on Average Common Equity (not including goodwill) Performance

Relative to Peer Performance

100% Vests on Final Award

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

2007-2009 INCENTIVE PERFORMANCE UNITS AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	January 4, 2007

TARGET SHARE UNITS:	< whole number > Share Units

1. Definitions. Certain terms used in this 2007-2009 Incentive Performance Units Agreement (“Agreement”) are defined in Section 15 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan.

2. Grant of 2007-2009 Incentive Performance Units. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC hereby grants to the grantee named above (“Grant” and “Grantee”) a Share-denominated incentive award opportunity of Performance Units with the number of target Share Units set forth above (“Target Share Units”).

The Grant is subject to the corporate performance conditions, employment conditions, and other terms and conditions of this Agreement and to the Plan, to final award determination, and to Grantee’s acceptance of the Grant in accordance with Section 18. Payment of any Final Award (as defined in Section 15.26) authorized pursuant to the Agreement will generally be made in shares of PNC common stock (“Shares”) up to the same number of Shares as the number set forth above as the number of Target Share Units (which is also the maximum number of Shares, subject to capital adjustments, if any, pursuant to Section 9, that may be paid with respect to the Performance Units hereunder). To the extent, if any, that the total Final Award amount exceeds the Target Share Units number set forth above, any remainder shall be paid in cash Share-equivalents.

In general, the Grant is an opportunity for Grantee to receive, at the end of the applicable performance period, an award of Shares and, if applicable, cash Share-equivalents, based on the degree to which specified corporate performance criteria have been achieved, as determined by the Committee (defined in Section 15.15) and subject to its negative discretion, or otherwise in accordance with the terms of the Agreement, provided that Grantee satisfies the employment conditions specified in the Agreement (or qualifies for a specified exception and is deemed to have satisfied those employment conditions) and the other conditions of the Agreement are met.

The potential maximum award payout that Grantee will be eligible to receive will be denominated in Share Units and will be expressed as a percentage of the Adjusted Target Share Units (defined in Section 15.1), which reflect adjustments for phantom dividends on target share units converted to additional target share units. The potential maximum award payout percentage will be determined by the levels of corporate performance that PNC achieves with respect to the performance criteria specified by the Committee relative to the corporate performance of PNC’s peers for each of the three years in the overall performance period and by the potential award payout schedules established by the Committee pursuant to Section 3.2, giving equal weight to each of the two specified corporate performance standards and to each of the three covered years, subject to certain limitations or adjustments if there is an early termination or limitation of the performance measurement period (e.g., if Grantee dies or has a qualifying retirement or if there is a Change in Control, as defined herein, during a performance measurement period).

Absent a Change in Control (as defined herein), the Committee will determine the Final Award, if any, that Grantee receives within this calculated maximum potential payout amount, generally in early 2010 (or early in 2008 or 2009 in the event of Grantee’s death prior to that time). The Committee may adjust the Final Award downward, but not upward, from this calculated performance-based amount. This potential award payout amount could be as high as 200% of the Adjusted Target Share Units if PNC outperforms its peers with respect to both of the specified corporate performance standards for each year of the three-year performance period and if Grantee remains an employee of the Corporation throughout the full three-year performance period, or it could be zero if PNC fails to achieve at least the threshold level of corporate performance specified for an award in the Agreement schedules with respect to each such performance standard and year.

Any Final Award payout authorized pursuant to this Grant will generally be paid in Shares up to the same number of Shares as the number set forth above as the number of Target Share Units, and any remainder will be paid in cash Share-equivalents. The Grant must still be outstanding at the time Final Award determinations are made for Grantee to be eligible to receive an award, and Final Awards and payment are subject to the terms and conditions set forth in the Agreement and to the Plan.

The Agreement also provides a formula for calculation of the Final Award in the event of a Change in Control of PNC and for the form and timing of payment of any such award.

3. Corporate Performance Conditions. The Grant is subject to the following corporate performance conditions.

3.1 Performance Criteria. The corporate performance standards (“Performance Criteria”) established by the Committee for this incentive award opportunity are the levels of EPS Growth performance and ROCE performance, as defined in Section 15.23 and Section 15.50, respectively, achieved by PNC as measured against the levels of EPS Growth performance and ROCE performance, respectively, of the other Peer Group members.

3.2 Annual Peer Group and Accompanying Annual Potential Payout Calculation Schedules. The Committee will establish the Annual Peer Group and the accompanying Annual Potential Payout Calculation Schedules for each year of the Performance Period as Schedules with respect to this Grant no later than the 90th day of that year, at which time the Schedules for that year will become final. Each Annual Potential Payout Calculation Schedule will provide a threshold level of corporate performance below which there will be no eligibility for an award payout with respect to corporate performance for that year.

Once the Annual Peer Group and accompanying Annual Potential Payout Calculation Schedules for a given year are established and final, the Committee will not change the Schedules with respect to that year other than to reflect Peer name changes or the elimination from the Peer Group of any members that have been eliminated since the beginning of the year due, for example, to consolidations, mergers or other material corporate reorganizations. Peer Group members that have been eliminated during the year will not be replaced for that year (or portion of a year where a limited-year calculation applies), but may be replaced when the Committee establishes the Annual Peer Group for the following year.

3.3 Calculation of Applicable Annual Potential Payout Percentages. After the end of each year of the Performance Period, PNC will: (1) determine the EPS Growth and ROCE performance for the applicable period for PNC and for each other member of the applicable Annual Peer Group remaining at the end of the period in accordance with the definitions set forth in Section 15; and (2) calculate the Annual Potential Payout Percentage, as defined in Section 15.3, achieved by PNC for that year. Such results will be presented to the Committee.

Where the Agreement requires the calculation of an Annual Potential Payout Percentage for a given period that is less than a full year (e.g., upon certain qualifying terminations or Change in Control), PNC will determine PNC and other Peer EPS Growth and ROCE performance and the Limited-Year Annual Potential Payout Percentage for that limited period as so required by the Agreement.

4. Grantee Service Requirement and Limitation of Potential Award; Early Termination of Grant. The Grant is subject to the following employment conditions.

4.1 Eligibility for an Award; Employment Conditions and Early Termination of Grant. Grantee will not be eligible to receive a Final Award unless the Grant remains outstanding on the Committee-determined Award Date (as defined in Section 15.5) or as of the end of the day immediately preceding the day on which a Change in Control occurs, if earlier.

The Grant will automatically terminate on Grantee’s Termination Date (as defined in Section 15.56) unless an exception is available as set forth in Section 4.2, Section 4.3, Section 4.4 or Section 4.5. Where one or more of the conditions to an exception are post-employment conditions, the Grant will terminate upon the failure of any of those conditions.

In the event that Grantee’s employment is terminated by the Corporation for Cause (as defined in Section 15.8), the Grant will automatically terminate on Grantee’s Termination Date whether or not the termination might otherwise have qualified for an exception as a retirement or a disability termination pursuant to Section 4.3 or Section 4.4.

In the limited circumstances where the Grant remains outstanding notwithstanding Grantee’s termination of employment with the Corporation, Grantee will be eligible for consideration for an award, subject to limitation as set forth in the applicable section of the Agreement. Said award, if any, will be determined and payable at the same time as the awards of those 2007-2009 Incentive Performance Units grantees who remain Corporation employees, except that in the case of death, the determination and payment of any award may be accelerated if so indicated in accordance with the applicable section of the Agreement.

Any award that the Committee may determine to make after Grantee’s death will be paid to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 10.

Notwithstanding anything in Section 4 or Section 5 to the contrary, if a Change in Control (as defined in Section 15.10) occurs prior to the time the Committee determines a Final Award pursuant to Section 5.2 (that is, prior to the Committee-determined Award Date), an award will be determined in accordance with Section 6.

4.2 Death While an Employee. If Grantee dies while an employee of the Corporation and prior to the Committee-determined Award Date, the Grant will remain outstanding and Grantee will be eligible for consideration for a prorated award calculated in accordance with Section 5.1(b), with an applicable performance measurement date (as defined in Section 5.1) of the earlier of the last day of the year in which the death occurred and December 31, 2009, and with adjustments to Adjusted Target Share Units calculated through that December 31st, payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced or eliminated by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period (as defined in Section 15.11).

In the event that a Change in Control occurs prior to the time the Committee makes an award determination with respect to Grantee (either to award a specified amount or not to authorize any award), an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(b).

4.3 Qualifying Retirement. If Grantee Retires (as defined in Section 15.48) prior to the Committee-determined Award Date and the termination of employment is not also a termination by the Corporation for Cause, the Grant will remain outstanding post-employment; provided, however, that the Committee may terminate the Grant at any time prior to the Award Date, other than during a CIC Coverage Period, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 15.19). If Grantee is Disabled (as defined in Section 15.20) at the time of Retirement and Section 4.4 is also applicable to Grantee, that subsection will govern rather than this Section 4.3.

Provided that the Grant has not been terminated by the Committee prior to the award date for Detrimental Conduct and is still outstanding at that time, Grantee will be eligible for consideration for a prorated award at the time that awards are considered for those 2007-2009 Incentive Performance Unit grantees who remain Corporation employees, calculated in accordance with Section 5.1(c) with a performance measurement date of the last day of the last full quarter completed on or prior to Grantee’s Retirement date, but in no event later than December 31, 2009, and with adjustments to Adjusted Target Share Units calculated through that same performance measurement date, payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced or eliminated by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period.

If Grantee dies after a qualifying Retirement but before the time set forth above for consideration of an award and provided that the Grant has not been terminated by the Committee for Detrimental Conduct and is still outstanding at the time of Grantee’s death, the Committee will consider an award for Grantee and make an award determination with respect to Grantee (either to award a specified amount or not to authorize any award). Such award, if any, will be paid during the calendar year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2009, or in 2010 if the death occurs in 2010 but prior to the Award Date.

In the event that a Change in Control occurs prior to a Committee-determined Award Date, an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(c).

4.4 Qualifying Disability Termination. If Grantee’s employment with the Corporation is terminated by reason of Disability (as defined in Section 15.20) prior to the Committee-determined Award Date and the termination of employment is not also a termination by the Corporation for Cause, the Grant will remain outstanding post-employment; provided, however, that the Committee may terminate the Grant at any time prior to the Award Date, other than during a CIC Coverage Period, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 15.19).

Provided that the Grant is still outstanding at that time, Grantee will be eligible for consideration for a full award at the time that awards are considered for those 2007-2009 Incentive Performance Units grantees who remain Corporation employees, calculated in accordance with Section 5.1(d), payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period. Although Grantee will be eligible for consideration for a full award (Standard Payout Calculation) at the scheduled time, it is anticipated that the Committee will take into account the timing and circumstances of the disability when deciding whether and the extent to which to exercise its negative discretion.

If Grantee dies after a qualifying disability termination but before the time set forth above for consideration of an award and provided that the Grant has not been terminated by the Committee for Detrimental Conduct and is still outstanding at the time of Grantee’s death, the Committee will consider an award for Grantee and make an award determination with respect to Grantee (either to award a specified amount or not to authorize any award). Such award, if any, will be paid during the year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2009, or in 2010 if the death occurs in 2010 but prior to the Award Date; provided, however, that the maximum award that may be approved in these circumstances is the award that could have been authorized had Grantee died while an employee of the Corporation.

In the event that a Change in Control occurs prior to a Committee-determined Award Date, an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(d).

4.5 Qualifying Termination in Anticipation of a Change in Control. If Grantee’s termination of employment satisfies the conditions set forth in Section 15.46 such that it is a Qualifying Termination in Anticipation of a Change in Control, then the

Grant will remain outstanding notwithstanding Grantee’s termination of employment with the Corporation and the Grant will not be subject to termination by the Committee for Detrimental Conduct.

To the extent that the conditions set forth in Section 15.46 are conditions that must be satisfied during a stated post-employment period, the Grant will remain outstanding during that period until it is determined that such conditions either have or have not been satisfied. If the conditions are not satisfied, the Grant will terminate unless Grantee meets one of the other exceptions set forth in this Section 4.

If all of the conditions set forth in Section 15.46 are satisfied, Grantee will be eligible for consideration for an award pursuant to Section 5.2, calculated in accordance with Section 5.1(e), or will receive an award pursuant to Section 6, calculated as specified in Section 6.1(e), as applicable.

If Grantee dies after a Qualifying Termination in Anticipation of a Change in Control but prior to the time the Committee makes an award determination pursuant to Section 5.2 or a Change-in-Control-determined Award Date, Grantee will be eligible for Committee consideration of an award of the greater of the award Grantee could have received had he or she died while an employee of the Corporation or an award determined as set forth in Section 5.1(e). If a Change in Control occurs prior to a Committee-determined Award Date, Grantee will be deemed to receive an award in accordance with Section 6.

5. Certification of Performance Results; Calculation of Maximum Potential Payout Amount; and Final Award Determination.

5.1 Certification of Level of Achievement of Corporate Performance with respect to Performance Criteria; Calculation of Final Potential Payout Percentage and Calculated Maximum Potential Payout Amount. As soon as practicable after December 31, 2009, or after the earlier relevant date if the applicable performance measurement date and potential award date are earlier under the circumstances, PNC will present information to the Committee concerning the following: (1) the levels of EPS Growth performance and ROCE performance achieved by PNC and the other members of the applicable Annual Peer Group for each of the applicable full and partial years for which performance is being measured under the circumstances; (2) the calculated Annual Potential Payout Percentages determined in accordance with the applicable Schedules for such full and partial years on the basis of the levels of such EPS Growth performance and ROCE performance achieved by PNC relative to the other Peers for such periods; and (3) the calculated Final Potential Payout Percentage.

Subsections (a), (b), (c), (d) and (e) below set forth additional criteria for the certifications and calculations to be made pursuant to this Section 5.1 under varying circumstances. The last day of the applicable performance measurement period is sometimes referred to as the “performance measurement date.” The time when the certification, calculation and Final Award determination process will take place is sometimes referred to as the “scheduled award-determination period,” and the date when a Final Award, if any, is determined and made by the Committee is sometimes referred to as the “Committee-determined Award Date” (as set forth in Section 15.5).

Notwithstanding anything in this Section 5 to the contrary, if a Change in Control has occurred, Section 6 will apply.

(a) Non-Exceptional Circumstances – Standard Payout Calculation. Provided that Grantee remains an employee of the Corporation and the Grant remains outstanding such that Grantee remains eligible for consideration for an award, and that a Change in Control has not occurred, the Performance Period will run through December 31, 2009 and the process of certification of the level of achievement of corporate performance with respect to the Performance Criteria, the calculation of the Final Potential Payout Percentage and the Calculated Maximum Potential Payout Amount, and the determination of the Final Award, if any, will occur in early 2010.

Under the circumstances set forth in this subsection (a) above (“non-exceptional circumstances”), PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be December 31, 2009;

(ii) the applicable Performance Period will consist of the full years 2007, 2008 and 2009;

(iii) the applicable Final Potential Payout Percentage will be the percentage that is the average of the Annual Potential Payout Percentages for 2007, 2008 and 2009, but in no event greater than 200%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to the Final Potential Payout Percentage of the Adjusted Target Share Units, with adjustments calculated through December 31, 2009; and

(v) the scheduled award-determination period will occur in early 2010.

(b) Death While an Employee. In the event that Grantee dies while an employee of the Corporation and prior to the regularly scheduled award date for non-exceptional circumstances in early 2010 and the Grant remains outstanding pursuant to Section 4.2, PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the earlier of the last day of the year in which the death occurred and December 31, 2009;

(ii) the applicable Performance Period will be the period commencing on January 1, 2007 and ending on the applicable performance measurement date, and will consist of the one, two or three full years, as the case may be, in that period;

(iii) the applicable Final Potential Payout Percentage will be the percentage that is the average of the Annual Potential Payout Percentages for the full years in the applicable Performance Period, but in no event greater than 200%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to (x) the applicable Final Potential Payout Percentage of the Adjusted Target Share Units, with adjustments calculated through the December 31st that is the applicable performance measurement date, then (y) prorated (as defined in Section 15.45) based on the number of full years in the applicable Performance Period, including the year of death if prior to 2010; and

(v) the scheduled award-determination period will occur during the year immediately following the year in which Grantee died (i.e., early in 2008, 2009, or 2010, as the case may be) unless Grantee dies after December 31, 2009 but prior to the award date, in which case the scheduled award-determination period will occur in 2010.

(c) Retirement. In the event that Grantee Retires prior to the regularly scheduled award date for non-exceptional circumstances in early 2010 but Grantee has met the conditions for a qualifying retirement termination set forth in Section 4.3 and the Grant has not been terminated by the Committee prior to the award date pursuant to Section 4.3 for Detrimental Conduct and remains outstanding, PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to Grantee’s Retirement date or, if the Retirement date is a quarter-end date, that quarter-end date, but in no event later than December 31, 2009;

(ii) the applicable limited Performance Period will be the period commencing on January 1, 2007 and ending on the applicable performance measurement date, and will consist of the full and partial years in that period;

(iii) the applicable Final Potential Payout Percentage will be a Limited-Period Final Potential Payout Percentage and will be the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year, if any, in the applicable Performance Period, calculated as set forth in Section 15.35;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to (x) the applicable Limited-Period Final Potential Payout Percentage of the Adjusted Target Share Units, with adjustments calculated through the quarter-end date that is the applicable performance measurement date, then (y) prorated (as defined in Section 15.45) based on the number of full quarters in the applicable limited Performance Period (i.e., in the period from January 1, 2007 through the applicable performance measurement date); and

(v) the scheduled award-determination period will occur in early 2010 as provided in Section 7.1, unless Grantee dies after Retirement but before the beginning of 2009, in which case the scheduled award-determination period will occur in early 2008 (if the death occurred in 2007) or early 2009 (if the death occurred in 2008), as the case may be.

In the event that Grantee is Disabled at the time of Retirement and Section 4.4 is also applicable to Grantee, then Section 5.1(d) will govern rather than this Section 5.1(c).

(d) Disability. In the event that Grantee becomes Disabled prior to the regularly scheduled award date for non-exceptional circumstances in early 2010 but Grantee has met the conditions for a qualifying disability termination set forth in Section 4.4 and the Grant has not been terminated by the Committee prior to the award date pursuant to Section 4.4 for Detrimental Conduct and remains outstanding, PNC will present information to the Committee for purposes of this Section 5.1 on the same basis as that set forth in Section 5.1(a), together with such information as the Committee may request concerning the timing and circumstances of the disability.

The scheduled award-determination period will occur in early 2010, unless Grantee dies after a qualifying disability termination but before the beginning of 2009, in which case the scheduled award-determination period will occur in early 2008 (if the death occurred in 2007) or early 2009 (if the death occurred in 2008), as the case may be. If Grantee dies after a qualifying disability termination but prior to the award date, the maximum award that may be approved in these circumstances will be the maximum that could have been awarded had Grantee died while an employee of the Corporation.

(e) Termination in Anticipation of a Change in Control. In the event that Grantee ceases to be an employee of the Corporation prior to the regularly scheduled award date for non-exceptional circumstances in early 2010 but Grantee has met the conditions for a Qualifying Termination in Anticipation of a Change in Control set forth in Section 4.5 and the Grant remains outstanding, but a Change in Control has not yet occurred, then:

(1) If a CIC Triggering Event (as defined in Section 15.14) has occurred and has not yet failed (as CIC Failure is defined herein) such that a Change in Control transaction is pending at the regularly scheduled award date, the Grant will remain outstanding and Grantee will be eligible to receive an award pursuant to Section 5.2 on the same basis as that set forth in Section 5.1(c) for a qualifying Retiree and the Committee will have no discretion to reduce the size of such award; and

(2) If the CIC Triggering Event fails prior to the regularly scheduled award date (as CIC Failure is defined in Section 15.12), the Grant will remain outstanding and the Committee will have discretion to authorize an award, pursuant to Section 5.2, to Grantee up to a maximum permitted award calculated on the same basis as that set forth in Section 5.1(c) for a qualifying Retiree, but the Committee will also have discretion to reduce the award as set forth in Section 5.2(b).

If Grantee dies after a Qualifying Termination in Anticipation of a Change in Control but prior to the time the Committee makes an award determination pursuant to Section 5.2 or a Change-in-Control-determined Award Date, Grantee will be eligible for an award of the greater of the award Grantee could have received had he or she died while an employee of the Corporation or an award determined as set forth above in this Section 5.1(e).

If a Change in Control occurs prior to a Committee-determined Award Date, Grantee will be deemed to receive an award in accordance with Section 6.

5.2 Final Award Determination by Committee.

(a) Subject to the last sentence in this paragraph, provided that the Grant is still outstanding, that Grantee is either still an employee of the Corporation or qualifies for an exception to the employment condition pursuant to Section 4.2, 4.3, 4.4 or 4.5, and that the Final Potential Payout Percentage is greater than zero, the Committee will have the authority to award to Grantee (“award”) as a Final Award such amount, denominated as a specified number of Share Units, as may be determined by the Committee. The Final Award may not exceed the applicable Calculated Maximum Potential Payout Amount, as determined in accordance with Section 5.1, and is subject to the exercise of negative discretion by the Committee pursuant to Section 5.2(b), if applicable. The Committee will not have authority to exercise negative discretion if a CIC Coverage Period has commenced and has not yet ended. If there has been a Change in Control, the Committee’s authority is subject to Section 6.

The date on which the Committee makes its determination as to whether or not it will authorize an award and, if so, the size of the Final Award, if any, it authorizes within the Calculated Maximum Potential Payout Amount determined pursuant to the Agreement is sometimes referred to in the Agreement as the “Committee-determined Award Date” (as set forth in Section 15.5).

Payment of the Final Award, if any, will be made in accordance with Section 7. If Grantee dies after a Final Award is determined but before payment is made, payment of the Final Award will be made to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 10.

(b) Except during a CIC Coverage Period or after the occurrence of a Change in Control, the Committee may exercise negative discretion with respect to the Grant and may determine, in light of such Corporation or individual performance or other factors as the Committee may deem appropriate, that notwithstanding the levels of EPS Growth and/or ROCE performance achieved by PNC relative to the other members of the Peer Group, the Committee will not award Grantee the full Calculated Maximum Potential Payout Amount that the Committee is authorized to award pursuant to Section 5.2(a), or any of such amount.

If the Committee so determines to exercise its negative discretion pursuant to this Section 5.2(b), the Final Award, if any, will be reduced accordingly; provided, however,

that the Committee may not exercise such negative discretion upon or after the occurrence of a Change in Control (or during the period after the occurrence of a CIC Triggering Event but before such triggering event either results in a Change in Control or a CIC Failure of such event occurs).

(c) If a Change in Control occurs prior to the Committee-determined Award Date, the Final Award will be determined in accordance with Section 6 rather than being determined by the Committee under Section 5.2 and will not be subject to the Committee’s negative discretion.

6. Change in Control Prior to a Committee-Determined Award Date.

6.1 Final Award Calculation.

Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control at any time prior to a Committee-determined Award Date pursuant to Section 5.2, (i) the Performance Period, if not already ended, will be limited and will end, (ii) if Dividend Adjustment Share Units were otherwise still accruing at the time, no further Dividend Adjustment Share Units will accrue and be added to the number of Adjusted Target Share Units, and (iii) Grantee will be deemed to have been awarded a Final Award in an amount determined as set forth in this Section 6, payable to Grantee or Grantee’s legal representative at the time and in the manner set forth in Section 7, provided that the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs and has not already terminated or been terminated in accordance with the terms of Section 4.

If this Section 6 is applicable and a Final Award is deemed to be awarded pursuant to Section 6, the day the Change in Control occurs will be considered the Award Date for purposes of the Agreement. This date is sometimes referred to in the Agreement as the “Change-in-Control-determined Award Date” (as set forth in Section 15.5).

(a) Standard CIC Payout Calculation. Provided that Grantee is an employee of the Corporation and the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be determined as follows:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to the day the Change in Control occurs, or, if the Change in Control occurs on a quarter-end date, the day the Change in Control occurs, but in no event later than December 31, 2009;

(ii) the applicable Performance Period will be the period commencing on January 1, 2007 and ending on the applicable performance measurement date, and will consist of the full and partial years in that period;

(iii) the applicable Final Potential Payout Percentage will be the “CIC Payout Percentage”, which will be (A) or (B) below, as applicable, (but in no event greater than 200%):

(A) if the Change in Control occurs prior to December 31, 2009, such that the Performance Period is less than three full years, the CIC Payout Percentage will be the higher of (1) 100% and (2) a Limited-Period Final Potential Payout Percentage (calculated as set forth in Section 15.34) of the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year, if any, in the applicable limited Performance Period; and

(B) if the Change in Control occurs on or after December 31, 2009, the CIC Payout Percentage will be the average of the Annual Potential Payout Percentages for the full years 2007, 2008 and 2009;

(iv) the applicable Final Award amount will be the number of Share Units equal to (x) the CIC Payout Percentage of the Adjusted Target Share Units, with adjustments calculated through the quarter-end date that is the applicable performance measurement date, then (y) prorated (as defined in Section 15.45) based on the number of full quarters in the applicable limited Performance Period (i.e., in the period from January 1, 2007 through the quarter-end date that is the applicable performance measurement date), then (z) multiplied by the Transition Factor (as set forth in Section 6.2), if applicable; and

(v) the scheduled award-determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee dies after the Change in Control occurs, Grantee’s Final Award determined pursuant to this Section 6.1(a) will be paid to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 10.

(b) Death. In the event the Grantee died while an employee of the Corporation and qualified for consideration for an award pursuant to Section 4.2 but the Committee had not yet made an award determination (either to award a specified amount or not to authorize any award) with respect to Grantee at the time the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 10) will be in the amount of the lesser of:

(1) the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(b) but with no Committee discretion to reduce the amount of the award; and

(2) the award that would have been payable, but without regard to the Transition Factor, if any, pursuant to the calculations set forth in Section 6.1(a) had Grantee not died but had been an employee of the Corporation as of the end of day immediately preceding the day the Change in Control occurred.

The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while an employee of the Corporation and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1.

(c) Qualifying Retirement. In the event that Grantee Retired prior to the day the Change in Control occurs but Grantee has met the conditions for a qualifying retirement termination set forth in Section 4.3 and the Grant has not been terminated by the Committee prior to the Change in Control pursuant to Section 4.3 for Detrimental Conduct and is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be in the amount of the lesser of:

(1) the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(c) but with no Committee discretion to reduce the amount of the award; and

(2) the award that would have been payable, but without regard to the Transition Factor, if any, pursuant to the calculations set forth in Section 6.1(a) had Grantee not Retired but had been an employee of the Corporation as of the end of the day immediately preceding the day the Change in Control occurred.

The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while a qualified Retiree and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change in Control, Grantee’s Final Award determined pursuant to this Section 6.1(c) will be paid to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 10.

(d) Disability. In the event that Grantee became Disabled and Grantee’s employment with the Corporation terminated prior to the day the Change in Control occurs but Grantee has met the conditions for a qualifying disability termination set forth in Section 4.4 and the Grant has not been terminated by the Committee prior to the Change in Control pursuant to Section 4.4 for Detrimental Conduct and is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be in the amount of the award that would have been payable, but without regard to the

Transition Factor, if any, pursuant to the calculations set forth in Section 6.1(a) had Grantee still been an employee of the Corporation as of the end of the day immediately preceding the day the Change in Control occurred. The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while qualified to receive an award and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change in Control, Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 10) will be the lesser of (i) an award determined in accordance with Section 6.1(a) as if Grantee had been an employee of the Corporation as of the end of the day immediately preceding the day the Change in Control occurred, and (ii) an award determined in accordance with Section 6.1(b) as if Grantee had died while an employee of the Corporation, in either case without regard to the Transition Factor, if any.

(e) Qualifying Termination in Anticipation of a Change in Control. In the event that Grantee’s termination of employment satisfies all of the conditions set forth in Section 4.5 and Section 15.46 for a qualifying termination in anticipation of a change in control such that the Grant is outstanding at the time the Change in Control occurs and Grantee remains eligible for an award, Grantee will receive a Final Award on the following basis, as applicable:

(1) If the Change in Control occurs within three (3) months of Grantee’s Termination Date, Grantee will receive a Final Award on the same basis as a continuing employee of the Corporation as set forth in Section 6.1(a), including the application of the Transition Factor, if any; and

(2) If the Change in Control occurs more than three (3) months after Grantee’s Termination Date but the Grant is outstanding because Grantee’s termination of employment qualifies under Section 4.5 and Section 15.46 by, among other conditions, having occurred after or within three months prior to a CIC Triggering Event, Grantee will receive a Final Award on the same basis as a qualifying Retiree as set forth in Section 6.1(c).

If Grantee died while qualified to receive an award and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change in Control, Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 10) will be the same amount as the Final Award that would have been paid to Grantee pursuant to this Section 6.1(e) had Grantee still been alive on the Change-in-Control-determined Award Date.

6.2 Transition Factor. The “Transition Factor” is included in the calculation of the Final Award amount in portions of Section 6.1 in recognition of the Committee’s change, beginning with the 2006-2008 Incentive Performance Units grants, from its prior practice (granting incentive share award opportunities every three years as part of the long-term compensation component of total compensation for certain senior PNC officers) to granting incentive share / performance unit award opportunities annually, in smaller amounts, while maintaining a standard three-year performance period.

In the event that a Change in Control occurs prior to the earlier of the date in the first quarter of 2008 that the Committee grants incentive award opportunities similar to the Grant to some or all of PNC’s executive officers (whether or not Grantee receives one of those grants) or March 31, 2008 if no such grants are made in the first quarter of 2008, the Transition Factor will be 1.5.

The Transition Factor will not be applicable in the event that a Change in Control occurs after March 30, 2008.

6.3 No Committee Discretion. The Committee may not exercise any negative discretion pursuant to Section 5.2(b) or otherwise exercise discretion pursuant to the Agreement in any way that would serve to reduce an award deemed to be made to Grantee pursuant to this Section 6.

6.4 CIC Severance Agreement Coordination. Unless otherwise provided by specific reference to this Agreement, in the event that Grantee is entitled to a severance payment from the Corporation pursuant to a change in control severance agreement, this Grant will be considered an incentive share award or grant for purposes of that agreement.

7. Delivery of Final Award; Termination of Grant as to Any Unawarded Performance Units.

7.1 Delivery of Final Award Determined by Committee. Any Final Award determined by the Committee pursuant to Section 5.2 will be settled by delivery of that number of whole Shares equal to the number of Share Units specified in the Final Award; provided, that, if the number of Share Units so specified exceeds the number specified in the Grant as the Target Share Units number (which number, without regard to any additions for Dividend Adjustment Share Units but after any capital adjustments pursuant to Section 9, is also the maximum number of Shares that may be paid with respect to the Performance Units hereunder), then any excess of such number of Share Units over such maximum number of Shares will be settled in cash (sometimes referred to in the Agreement as “cash Share-equivalents”) in an amount equal to such excess number of Share Units multiplied by the Fair Market Value (as defined in Section 15.25) of a share of PNC common stock on the Award Date or as otherwise provided in Section 9, if applicable, subject to the payment of applicable withholding taxes as set forth in Section 11.

Determination of eligibility for an award, calculation of the maximum permitted award amount, and a decision by the Committee on whether or not to authorize an award and, if so, the size of such Final Award (the “scheduled award-determination process”) and then payment of any such Final Award will all generally occur in the first quarter of 2010 or as soon thereafter as practicable after the final Peer data necessary for the Committee to make its award determination is available. In general, it is expected that the Award Date will occur in 2010 and no later than the end of the second quarter of that year, and that payment of a Final Award, if any, will be made as soon as practicable after the Award Date, provided that in no event will payment occur later than March 15, 2011 other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

In the event of Grantee’s death prior to the Award Date where Grantee has satisfied all of the conditions of Section 4.2, 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award-determination process will occur at the same time and in the same manner as set forth above for grantees of 2007-2009 Incentive Performance Units who remain employees of the Corporation, provided that if the death occurs prior to 2009, the scheduled award-determination process will occur in the calendar year immediately following Grantee’s death, and (b) payment of a Final Award, if any, will be made during the calendar year immediately following the year in which Grantee died if the death occurs on or prior to December 31, 2009, or in 2010 if Grantee dies in 2010, provided, that, in no event will payment occur later than December 31st of the calendar year so specified as the year for payment, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

Otherwise, in the event that Grantee is no longer employed by the Corporation but has satisfied all of the conditions of Section 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award-determination process will occur at the same time and in the same manner as set forth above for grantees of 2007-2009 Incentive Performance Units who remain employees of the Corporation, generally in 2010 during the first quarter of that year, and (b) once the Committee has made its award determination, payment of a Final Award, if any, will be made as soon as practicable after the Award Date, provided that in no event will payment be made earlier than January 1, 2010 or later than December 31, 2010, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

In the event that one or more record dates for dividends on PNC common stock occur after December 31, 2009 (or, in the event of Grantee’s death prior to 2009, after the end of the applicable Performance Period) but before the date the Final Award, if any, is paid pursuant to this Section 7.1, PNC will make a cash payment to Grantee in an amount equivalent to the amount of the dividends Grantee would have received had the number of Share Units specified in the Final Award been that number of shares of PNC common stock and had such shares been issued and outstanding on January 1, 2010 (or, in the event of Grantee’s death prior to 2009, on the January 1st immediately following the last day of the applicable Performance Period) and had remained outstanding on the record date or dates for such dividends. Any such payment will be made at the same time as payment of the Final Award.

If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth above in this Section 7.1, and will settle any remaining portion as soon as practicable after such dispute is finally resolved.

7.2 Delivery of Final Award Determined by Section 6. If a Final Award is deemed to be made pursuant to Section 6 rather than determined by the Committee pursuant to Section 5.2, the Final Award is fully vested as of the date of the Change in Control and will be settled in the same manner as specified in the first paragraph of Section 7.1, except that payment will be made entirely in cash if so provided in the circumstances pursuant to Section 9.2.

Payment of the Final Award will be made by PNC as soon as practicable after the date the Change in Control occurs and the amount of the Final Award is determinable and determined in accordance with Section 6, but in no event later than the 15th day of the third month of the calendar year following the calendar year in which the Change in Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth in this Section 7.2, and will settle any remaining portion as soon as practicable after such dispute is finally resolved.

In the event that one or more record dates for dividends on PNC common stock occur on or after the date of the Change in Control but before the date the Final Award is paid pursuant to this Section 7.2, PNC will make a cash payment to Grantee in an amount equivalent to the amount of the dividends Grantee would have received had the number of Share Units specified in the Final Award been that number of shares of PNC common stock and had such shares been issued and outstanding on the date of the Change in Control and remained outstanding on the record date or dates for such dividends. Any such payment will be made at the same time as payment of the Final Award.

7.3 Final Award Fully Vested. The Final Award, if any, will be fully vested at the Committee-determined Award Date or as of the date of the Change in Control, as applicable. Any Shares issued pursuant to this Section 7 will be fully vested at the time of issuance, and PNC will issue such Shares and deliver any cash payable pursuant to this Section 7 to, or at the proper direction of, Grantee or Grantee’s legal representative, as determined in good faith by the Committee. No fractional shares will be issued, and if a Final Award includes a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock and paid to Grantee or Grantee’s legal representative in cash at the time the Shares are issued.

In the event that Grantee is deceased, payment will be delivered to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative, as determined in good faith by the Committee.

7.4 Termination of Grant as to Any Unawarded Performance Units. Once an award determination has been made by the Committee pursuant to Section 5.2 or a Final Award is deemed to have been made by virtue of the application of Section 6, the share-denominated incentive award opportunity represented by this Grant of Performance Units will terminate as to any portion of the Performance Units not so awarded.

Termination of all or a portion of the Grant pursuant to this Section 7.4, or pursuant to Section 4, if applicable, will in no way affect Grantee’s covenants or the other provisions of Sections 16 and 17.

8. No Rights as Shareholder until Final Award and Issuance of Shares. Grantee will have no rights as a shareholder by virtue of this Grant unless and until a Final Award, if any, is made and Shares are issued and delivered in settlement of all or a portion of such Final Award, if any.

9. Capital Adjustments.

9.1 Except as otherwise provided in Section 9.2, if applicable, in the event that a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)) occurs prior to the time a Final Award, if any, is paid, the Committee shall make those adjustments, if any, in the number, class or kind of the Target Share Units that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation (a) measuring the value per Share Unit of any share-denominated award authorized for payment to Grantee by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction, and (b) authorizing payment of the entire Final Award, if any, in cash at the time otherwise specified in Section 7.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

9.2 Upon the occurrence of a Change in Control (or during the period after the occurrence of a CIC Triggering Event and before such triggering event results in a

Change in Control or a CIC Failure of such event occurs), (a) the number, class and kind of the Target Share Units will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per Share Unit of any share-denominated award that is deemed to be awarded to Grantee in accordance with Section 6 will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then the value of an award to Grantee pursuant to Section 6 will be payable solely in cash at the time otherwise specified by Section 7.

10. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) The Grant of Performance Units made hereunder may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered.

(b) If Grantee is deceased at the time any Final Award authorized by this Agreement is to be paid, such payment will be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any delivery of Shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

11. Withholding Taxes; Payment Upon Inclusion Under Section 409A.

Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any Final Award then payable to Grantee. To the extent that any portion of a Final Award is payable in the form of cash, the Corporation will withhold first from such cash portion of the award and, if that is not sufficient or if there is no such cash portion, the Corporation will then retain whole shares of PNC common stock from the portion of any Final Award that is payable in the form of Shares, until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligations.

For purposes of this Section 11, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of Shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Final

Award after any cash portion of the award has already been withheld for such purpose. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Final Award, no additional withholding may be made.

It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement. In the event that, notwithstanding such intention, the arrangement fails to meet the requirements of Section 409A and the regulations promulgated thereunder, then PNC may at that time permit the acceleration of the time for payment to Grantee under the Agreement notwithstanding any of the other provisions of the Agreement, but any such accelerated payment may not exceed the amount required to be included in Grantee’s income as a result of the failure to comply with the requirements of Section 409A and the regulations promulgated thereunder. For purposes of this provision, an amount will be deemed to have been included in Grantee’s income if the amount is timely reported on Form W-2 or Form 1099-MISC, as appropriate.

12. Employment. Neither the Grant of Performance Units nor the calculation, determination and payment of any Final Award hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

13. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

14. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement.

The Agreement constitutes the entire agreement between Grantee and PNC, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties, with respect to the subject matter hereof.

15. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

15.1 “Adjusted Target Share Units” means the number of Share Units equal to the Target Share Units as adjusted for the addition of all Dividend Adjustment Share Units accrued through the date specified by the Agreement, which will be December 31, 2009 unless an earlier date is specified by the Agreement (e.g., in the case of a qualifying retirement or a Change in Control prior to December 31, 2009).

15.2 “Annual Peer Group” or “Peer Group” means the group of financial institutions, including PNC, designated by the Committee pursuant to Section 3.2 as PNC’s Peer Group for a given year. A member of the Peer Group is sometimes referred to as a “Peer”.

15.3 “Annual Potential Payout Percentage.” The Annual Potential Payout Percentage for a given full covered year within the Performance Period (i.e., for 2007, 2008 or 2009) is the percentage determined by taking the average of the potential payout percentages achieved for that year by PNC with respect to the levels of EPS Growth performance and ROCE performance, respectively, achieved by PNC relative to the levels of EPS Growth performance and ROCE performance, respectively, of the other Peer Group members as determined in accordance with the Annual Potential Payout Calculation Schedule applicable for that year, rounded to the nearest one-hundredth percent.

Where the Agreement requires the calculation of an Annual Potential Payout Percentage for a given period that is less than a full year (sometimes referred to as a “partial year” or a “limited year” or “limited period”), then the Annual Potential Payout Percentage for that covered period is sometimes referred to as a “Limited-Year Annual Potential Payout Percentage”.

A “Limited-Year Annual Potential Payout Percentage” will be calculated in the same manner as the Annual Potential Payout Percentage for a full covered year except that it will be based on measurements of EPS Growth performance and ROCE performance with respect to PNC and the other Peers for, or with respect to, the year-to-date period (using full quarters only) beginning on January 1 of the given partial year and ending on the performance measurement date specified by the Agreement, and will be measured for PNC and for those other Peers that are remaining by the end of that limited period.

15.4 “Annual Potential Payout Calculation Schedule” for a given full or partial covered year means the schedule established by the Committee pursuant to Section 3.2 for that year that determines the method by which the Annual Potential Payout Percentage will be calculated for that year, or for the relevant portion of that year if a partial or limited year calculation is required by the Agreement, based on the levels of EPS Growth performance and ROCE performance achieved by PNC relative to the EPS Growth performance and ROCE performance of the other Peers remaining by the end of the relevant period.

15.5 “Award Date” means: (1) the date on which the Committee makes its determination as to whether or not it will authorize an award, and if so, as to the size of the Final Award, if any, it authorizes pursuant to Section 5.2 within the permitted Calculated Maximum Potential Payout Amount determined in accordance with the Agreement (sometimes referred to as the “Committee-determined Award Date”); or (2) if a Change in Control has occurred and Grantee is deemed to have been awarded a Final Award pursuant to Section 6, the Award Date will be the date the Change in Control occurs (sometimes referred to as the “Change-in-Control-determined Award Date”).

15.6 “Board” means the Board of Directors of PNC.

15.7 “Calculated Maximum Potential Payout Amount” means the maximum size of the award, denominated as a specified number of Share Units, that the Committee may award to Grantee based on the degree to which the specified corporate Performance Criteria have been achieved by PNC and the applicable Annual Potential Payout Calculation Schedules established by the Committee and on Grantee’s level of satisfaction, or deemed satisfaction, of the service requirements set forth in Section 4, including any limitations on the maximum potential payout amount that may apply in the circumstances (e.g., in the case of a qualifying retirement).

15.8 “Cause”.

(a) “Cause” during a CIC Coverage Period. If a termination of Grantee’s employment with the Corporation occurs during a CIC Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(ii) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO, or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Grantee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a CIC Coverage Period. If a termination of Grantee’s employment with the Corporation occurs other than during a CIC Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(ii) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

15.9 “CEO” means the chief executive officer of PNC.

15.10 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its subsidiaries shall not by itself constitute a Change in Control.

15.11 “CIC Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a CIC Coverage Period commences on the date of a CIC Triggering Event, such CIC Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any CIC Coverage Period, another CIC Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

15.12 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section 15.14(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section 15.14(b), the proxy contest fails to replace or remove a majority of the members of the Board.

15.13 “CIC Payout Percentage” has the meaning set forth in Section 6.1(a)(iii).

15.14 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section 15.10; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

15.15 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

15.16 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 15.19(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

15.17 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A.

15.18 “Corporation” means PNC and its Consolidated Subsidiaries.

15.19 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer) determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

15.20 “Disabled” means, unless the Committee or its delegate determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

15.21 “Dividend Adjustment Share Units.” Once the Agreement has become effective in accordance with Section 18, for each PNC common stock cash dividend payment date that occurs during the period from and after the Grant Date through and including December 31, 2009 (or, if earlier and if so required by the Agreement, through the date so specified by the Agreement), there will be added, subject to any applicable Plan limits, as of that dividend payment date to the number of Adjusted Target Share Units a number of Share Units (including fractional Share Units computed to six decimal places) equal to (i) the amount of the cash dividends that would have been paid on that dividend payment date on the target number of share units, as adjusted for all previous additions to such target number pursuant to this Section 15.21 up to that date, had each such Share Unit been an issued and outstanding share of PNC common stock on the record date for such dividend, divided by (ii) the Fair Market Value of a share of PNC common stock on that dividend payment date.

Cumulatively, these additional Share Units are referred to as the “Dividend Adjustment Share Units”, and the Target Share Units as adjusted for the addition of all accrued Dividend Adjustment Share Units are referred to as the “Adjusted Target Share Units”.

15.22 “EPS” for PNC or another Peer, for purposes of the Agreement, is calculated, for a given full year or shorter 3, 6, or 9 month period, as: (a) the publicly-reported diluted earnings per share of such Peer for that year (or shorter 3, 6, or 9 month period) prepared in accordance with GAAP; then (b) adjusted, on an after-tax basis, for the impact of any extraordinary items, discontinued operations, acquisition costs and merger integration costs, and stock splits (whether in the form of a stock split or a stock dividend), all as determined on the basis of publicly-reported financial information; provided, however, that for purposes of the 2007-2009 Incentive Performance Units and this Agreement only, EPS for the full year 2006 or shorter 3, 6, or 9 month period of 2006, shall be further adjusted, on an after-tax basis, (1) for the impact of the following significant 2006 items: (i) gain on the BlackRock / Merrill Lynch Investment Managers transaction; (ii) securities portfolio rebalancing loss; and (iv) mortgage loan portfolio repositioning loss, and (2) as if PNC had recorded its investment in BlackRock on the equity method for all of 2006, all as determined from financial information publicly disclosed by PNC.

All of the preceding terms, other than acquisition costs and merger integration costs and the additional 2006 adjustments set forth above, will have the meanings assigned to such terms in accordance with GAAP, and all after-tax adjustments for PNC and for all other Peers will be calculated using the same methodology for making such adjustments on an after-tax basis. EPS, as used in the Agreement, will include adjustments for the impact of any acquisition costs and merger integration costs only where such costs, including with respect to PNC, can be reasonably determined from publicly-disclosed financial information. EPS will be rounded to the nearest one cent (e.g., $0.00, with $0.005 being rounded upward to $0.01).

The Committee may, in its discretion, direct management to provide additional information to the Committee on the impact that other specified adjustments, applied on a consistent basis to the EPS of each member of the Peer Group, would have had on relative EPS Growth performance, but no such other adjustments will have the effect of increasing the Calculated Maximum Potential Payout Amount or the Final Award.

15.23 “EPS Growth” or “EPS Growth performance” means, for purposes of the Agreement for a given full covered year, with respect to each of PNC and each other Annual Peer Group member, the percentage obtained by (1) subtracting the EPS (calculated as set forth in Section 15.22) of such Peer for the year immediately preceding the given year from the EPS of such Peer for the given year, and (2) dividing the resulting number by the EPS of such Peer for such preceding year and rounding to the nearest one cent, then (3) expressing the resulting amount as a percent, rounded to the nearest one-hundredth (e.g., 0.00%, with 0.005% being rounded upward to 0.01%).

Where the Agreement requires a measurement of EPS Growth with respect to PNC and the other Peers for a given covered period that is a partial rather than a full year, EPS Growth will be measured in the same manner as set forth above but comparing the EPS of each such Peer for the year-to-date period of the given partial year (using full quarters only) to the EPS of such Peer for the comparable period of the immediately preceding year.

15.24 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

15.25 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

15.26 “Final Award” means the amount, if any, (a) awarded to Grantee by the Committee in accordance with Section 5.2, or (b) deemed to be awarded to Grantee pursuant to Section 6. The Final Award will be denominated as a specified number of Share Units and will be payable in accordance with Section 7, generally in Shares and cash Share-equivalents.

15.27 “Final Potential Payout Percentage.” The Final Potential Payout Percentage will have the meaning set forth in (a), (b) or (c) below, whichever is applicable in the circumstances.

(a) Where the Performance Period is limited pursuant to Section 6 by reason of the occurrence of a Change in Control prior to December 31, 2009 or if a Change in Control occurs on or after December 31, 2009, then the Final Potential Payout Percentage will be the CIC Payout Percentage, calculated as set forth in Section 6.1(a)(iii)(A) or (B), as applicable.

(b) Where the Performance Period specified by the Agreement is the full three-year period commencing January 1, 2007 through and including December 31, 2009, then, except as otherwise provided in subparagraph (a) above where a Change in Control occurs on or after December 31, 2009, the Final Potential Payout Percentage will be the percentage that is the average (but in no event greater than 200%) of the Annual Potential Payout Percentages for the three full covered years in the Performance Period (i.e., one-third (1/3rd) of the sum of the annual percentages for the full years 2007, 2008 and 2009). If all of the Annual Potential Payout Percentages are 0%, then the Final Potential Payout Percentage will be 0%.

(c) Where the applicable performance measurement date specified by the Agreement is a quarter-end date other that December 31, 2009, then, except as otherwise provided in subparagraph (a) above where the Performance Period is limited pursuant to Section 6 by reason of the occurrence of a Change in Control, the Final Potential Payout Percentage will be a Limited-Period Final Potential Payout Percentage and will be calculated as set forth in Section 15.34.

15.28 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

15.29 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in

Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

15.30 “Grant” means the grant, pursuant to Section 2, to Grantee of a Share-denominated incentive award opportunity of Performance Units with the number of Target Share Units specified in the Agreement, subject to the corporate performance conditions, employment conditions, and other terms and conditions of the Agreement and to the Plan.

15.31 “Grant Date” means the Grant Date set forth on page 1 of the Agreement, and is the date as of which the Committee authorized the Grant of the Performance Units in accordance with the Plan.

15.32 “Grantee” means the person to whom the Grant is made, and is identified as Grantee on page 1 of the Agreement.

15.33 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

15.34 “Limited-Period Final Potential Payout Percentage”. Where the Agreement requires the calculation of a Limited-Period Final Potential Payout Percentage and the applicable performance measurement date specified by the Agreement is a quarter-end date other than December 31st of 2007 or 2008, and thus the applicable Performance Period consists of one or more full years and/or a partial year, then the Limited-Period Final Potential Payout Percentage will be the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year in the applicable limited Performance Period calculated as follows:

(a) the sum of (i) four times the sum of the Annual Potential Payout Percentages for the full years in the period, if any, and (ii) the number of full completed quarters in the partial year of the applicable limited Performance Period, if any, times the Limited-Period Annual Potential Payout Percentage for that partial year, if any;

divided by

(b) the total number of quarters in the applicable limited Performance Period.

Where the Agreement requires the calculation of a Limited-Period Final Potential Payout Percentage and the applicable performance measurement date specified by the Agreement is December 31st of 2007 or 2008 and thus the applicable Performance Period consists of one or more full years (and no partial years), then the Limited-Period Final Potential Payout Percentage will be the percentage that is the average (but in no event greater than 200%) of the Annual Potential Payout Percentages for the covered years in the Performance Period (e.g., one-half (1/2) of the sum of the two annual percentages if the applicable Performance Period is limited to the full years 2007 and 2008). If all of the Annual Potential Payout Percentages are 0%, then the Limited-Period Final Potential Payout Percentage will be 0%.

15.35 “Limited-Year Annual Potential Payout Percentage” has the meaning set forth in the last two paragraphs of the definition of Annual Potential Payout Percentage in Section 15.3.

15.36 “Peer”. A member of the Peer Group or Annual Peer Group, including PNC, is sometimes referred to as a “Peer”.

15.37 “Peer Group” or “Annual Peer Group” is defined in Section 15.2.

15.38 “Performance Criteria” means the corporate performance standards established by the Committee for the Performance Units as set forth in Section 3.1.

15.39 “Performance measurement date” has the meaning set forth in Section 5.1 and refers to the last day of the relevant performance measurement period.

15.40 “Performance Period” means the period during which PNC’s corporate performance will be measured against the performance standards established by the Committee pursuant to Section 3. The Performance Period will be the period commencing January 1, 2007 through (and including) the applicable performance measurement date specified in the Agreement.

Subject to early termination or limitation where so indicated in the Agreement by specifying an earlier performance measurement date, the performance measurement date will be December 31, 2009 and the Performance Period will be the period commencing January 1, 2007 through (and including) December 31, 2009.

If the Performance Period is terminated early or limited pursuant to the terms of the Agreement, it is sometimes referred to as the “limited performance period”. The three full years in the full Performance Period (2007, 2008 and 2009), or, if applicable, the full and partial years in the limited performance period, are sometimes referred to as “covered years”.

15.41 “Performance Units” means the Share-denominated incentive award opportunity of performance units granted to Grantee in this Grant in accordance with Article 10.3 of the Plan.

15.42 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

15.43 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

15.44 “PNC” means The PNC Financial Services Group, Inc.

15.45 “Prorate” or “Prorated” means multiplying by a fraction (not to exceed 1) equal to the following:

If the Agreement specifies “prorating by years”: (a) the number of full years in the applicable Performance Period, (b) divided by three, which is the number of years in the full 3-year period from January 1, 2007 through December 31, 2009.

If the Agreement specifies “prorating by quarters”: (a) the number of full quarters in the applicable Performance Period, (b) divided by twelve, which is the number of quarters in the full 3-year period from January 1, 2007 through December 31, 2009.

15.46 “Qualifying Termination in Anticipation of a Change in Control.” Grantee’s termination of employment with the Corporation will be deemed to have been a “Qualifying Termination in Anticipation of a Change in Control” for purposes of the Agreement if Grantee’s employment was terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason and the circumstances of such termination fall within one of the following:

(1)	such termination of employment by the Corporation without Cause or by Grantee for Good Reason occurred after the occurrence of a CIC Triggering Event but before such triggering event resulted in a Change in Control or a CIC Failure of such event occurred;

(2)	such termination of employment was (a) by the Corporation without Cause, and (b) was either (i) at the request of a third party that had taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in anticipation of a Change in Control, and (c) a CIC Coverage Period commences (by reason of the occurrence of either a CIC Triggering Event or a Change in Control) within three (3) months of Grantee’s Termination Date; or

(3)	such termination of employment was (a) by Grantee for Good Reason, and (b) the circumstance or event that constitutes Good Reason either (i) occurred at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in anticipation of a Change in Control, and (c) a CIC Coverage Period commences (by reason of the occurrence of either a CIC Triggering Event or a Change in Control) within three (3) months of Grantee’s Termination Date.

If Grantee is relying on clause (2) or clause (3) to meet the condition of this definition, Grantee will have the burden of proving that the requirements of such clause have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of clause (2) and clause (3) of this Section 15.46 only, the definition of Change in Control in Section 15.10 will exclude the proviso in Section 15.10(a).

15.47 “Retiree”. Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 15.48.

15.48 “Retires” or “Retirement”. Grantee “Retires” if his or her employment with the Corporation terminates (a) at any time on or after the first (1st) day of the first (1st) month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (as determined in the same manner as the determination of five years of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee or its delegate determines otherwise, termination in connection with a divestiture of assets or of one or more subsidiaries. If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement”.

15.49 “ROCE” for PNC or another Peer, for purposes of the Agreement for a given full year period, is calculated, on the basis of publicly-reported financial information, as the percentage obtained by (1) dividing (x) the annualized net income of such Peer, as adjusted, on an after-tax basis, for the impact of any extraordinary items, discontinued operations, and acquisition costs and merger integration costs, by (y) average annualized common shareholders’ equity, as adjusted by excluding, on an after-tax basis, the impact of any goodwill, cumulative effects of accounting changes, extraordinary items, discontinued operations, and acquisition costs and merger integration costs, and (2) expressing the resulting amount as a percent, rounded to the nearest one-hundredth (e.g., 0.00%, with 0.005% being rounded upward to 0.01%).

Where the Agreement requires a measurement of ROCE with respect to PNC and the other Peers for a given period that is a partial rather than a full year, ROCE for purposes of the Agreement will be calculated in the same manner as set forth above but using net income, as adjusted, for such 3, 6 or 9 month period in place of annualized net income, as adjusted, and using average common shareholders’ equity for that year-to-date period, as adjusted, in place of average annualized common shareholders’ equity, as adjusted, all on the basis of publicly-reported financial information and all adjusted for the impact of the same items, if any, as set forth above, and expressed as a percent, rounded to the nearest one-hundredth (e.g., 0.00%, with 0.005% being rounded upward to 0.01%).

All of the preceding terms used in this definition of ROCE, other than acquisition costs and merger integration costs, will have the meanings assigned to such terms in accordance with GAAP, and all after-tax adjustments for PNC and for all other Peers will be calculated using the same methodology for making such adjustments on an after-tax basis. ROCE, as used in the Agreement, will include adjustments for the impact of any acquisition costs and merger integration costs only where such costs, including with respect to PNC, can be reasonably determined from publicly-disclosed financial information.

The Committee may, in its discretion, direct management to provide additional information to the Committee on the impact that other specified adjustments, applied on a consistent basis to the ROCE of each member of the Peer Group, would have had on relative ROCE performance, but no such other adjustments will have the effect of increasing the Calculated Maximum Potential Payout Amount or the Final Award.

15.50 “ROCE performance” means, for purposes of the Agreement for a given full year period or shorter 3, 6 or 9 month period, with respect to each of PNC and each other Annual Peer Group member, the ROCE of each such Peer for such period, calculated as set forth in Section 15.49.

15.51 “Schedules” mean the Annual Peer Group and accompanying Annual Potential Payout Calculation Schedules established by the Committee pursuant to Section 3.2 for 2007, 2008 and 2009.

15.52 “SEC” means the United States Securities and Exchange Commission.

15.53 “Section 409A” means Section 409A of the Internal Revenue Code.

15.54 “Share” means a share of PNC common stock.

15.55 “Target Share Units” means the number of Share Units specified on page 1 of the Agreement as Target Share Units, subject to capital adjustments pursuant to Section 9, if any.

15.56 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

15.57 “Transition Factor” has the meaning set forth in Section 6.2.

16. Grantee Covenants.

16.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 16 and 17 by virtue of receiving this Grant of an award opportunity of Performance Units (regardless of whether a Final Award is ultimately determined and delivered or of the size of such Final Award, if any); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

16.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 16.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a CIC Coverage Period (as defined in Section 15.11), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 16.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

16.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

16.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 16.4 shall be performed by Grantee without further compensation and will continue beyond Grantee’s Termination Date.

17. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

17.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

17.2 Equitable Remedies. A breach of the provisions of any of Sections 16.2, 16.3 or 16.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

17.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 16.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

17.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

17.5 Severability. The restrictions and obligations imposed by Sections 16.2, 16.3 and 16.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

17.6 Reform. In the event any of Sections 16.2, 16.3 and 16.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

17.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 16.2, 16.3 and 16.4.

17.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

17.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

18. Acceptance of Grant; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

2007 ANNUAL PEER GROUP

* * *

The Peer Group for 2007 consists of the following members:

BB&T Corporation

Comerica Inc.

Fifth Third Bancorp

KeyCorp

National City Corporation

PNC

Regions Financial Corporation

SunTrust Banks, Inc.

U.S. Bancorp

Wachovia Corporation

Wells Fargo & Company

2007 ANNUAL POTENTIAL PAYOUT CALCULATION SCHEDULE

* * *

The Annual Potential Payout Percentage for 2007 (“2007 Annual Potential Payout Percentage”) will be the average of the 2007 potential payout percentage for EPS Growth performance and the 2007 potential payout percentage for ROCE performance, rounded to the nearest one-hundredth percent (e.g., 0.00%, with 0.005% being rounded upward to 0.01%).

If the 2007 potential payout percentage with respect to either EPS Growth performance or ROCE performance is 0% but is a positive number with respect to the other performance standard, the 2007 Annual Potential Payout Percentage will be the percentage that is one-half (1/2) of that positive number. If the 2007 potential payout percentage with respect to both EPS Growth performance and ROCE performance is 0%, the 2007 Annual Potential Payout Percentage will be 0%.

The 2007 potential payout percentages for EPS Growth performance and ROCE performance, respectively, will be determined as follows.

(1) Percentage Range. The 2007 potential payout percentage for each of EPS Growth performance and ROCE performance will be the percentage that corresponds to PNC’s ranking with respect to that performance standard in the following chart. Where the chart indicates a percentage range rather than a specific percentage, the specific percentage within that range will depend on PNC’s performance relative to that of the Peers ranked immediately above and below PNC (“Peer A” and “Peer B,” respectively), and will be calculated as set forth in Item (2) below.

Peer Group Position with respect to EPS Growth Performance or ROCE Performance	Potential Payout Percentage
Top Performer	200%
#2	170-190%
#3	150-170%
#4	130-150%
#5	110-130%
#6	90-110%
#7	70-90%
#8	50-70%
#9	30-50%
#10	0%
#11	0%

Peer Group positions in the chart will be determined by calculating, using the definitions set forth in the 2007-2009 Incentive Performance Units Agreement, the EPS Growth performance or ROCE performance, as the case may be, achieved for 2007 by each then existing member of the 2007 Peer Group and then ranking each such member of the 2007 Peer Group by that performance, with the Peer with the best 2007 performance being ranked the Top Performer, the Peer with the second best 2007 performance being ranked #2, and so on. The potential payout percentages or percentage ranges in the chart by Peer Group position will remain unchanged even if the number of Peers in the Peer Group by the end of 2007 has been reduced, due, for example, to consolidations, mergers, or other material corporate reorganizations.

(2) Refinements Within Percentage Range. If PNC achieves Top Performer ranking, the 2007 potential payout percentage for that performance standard will be 200%, subject to Item (3) below. If PNC’s 2007 performance compared to the 2007 performance of the other then existing Peers ranks PNC as #10 or lower, the 2007 potential payout percentage for that performance standard will be 0%. Otherwise, subject to Item (3) below, the 2007 potential payout percentage with respect to a given performance standard will be equal to the following sum ((i) plus (ii)):

(i)	the percentage that is the lowest percentage number of the range that corresponds to PNC’s ranking as set forth in the chart,

plus

(ii)	X%, where “X” is the product of 20 (the size of the range) and a fraction equal to “Y” divided by “Z”, where:

“Y” is the difference between PNC’s 2007 performance and Peer B’s 2007 performance,

and

“Z” is the difference between Peer A’s 2007 performance and Peer B’s 2007 performance.

If there is no Peer B by the end of 2007, then the 2007 potential payout percentage for that performance standard will be the percentage that is the midpoint of the percentage range set forth in the chart for PNC’s ranking.

(3) Committee Negative Discretion. Once the specific potential payout percentages for PNC’s 2007 EPS Growth performance and 2007 ROCE performance have been determined by reference to the chart in accordance with Items (1) and (2) above, the Committee may, in its discretion, decide to reduce either or both of those percentages (as long as such decision is not made during a CIC Coverage Period, as defined in the 2007-2009 Incentive Performance Units Agreement) but may not increase them.

2006 Performance Unit Incentive Award Opportunity Grant

Performance Period: January 1, 2006 - December 31, 2008 (3 Years)

Performance Goals: Annual Levels of Financial Returns from Investing and Proprietary Trading

Activities Achieved by PNC’s A&L Unit Relative to Benchmark

100% Vests on Final Award

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

* * *

2006 PERFORMANCE UNIT AGREEMENT

* * *

GRANTEE:

GRANT DATE:	February 14, 2006

TARGET SHARE UNITS:	share units

1. Definitions. Certain terms used in this 2006 Performance Unit Agreement (“Agreement”) are defined in Section 14 or elsewhere in the Agreement.

2. Performance Unit Grant. Pursuant to Article 8 of the Plan (as defined in Section 14.37), The PNC Financial Services Group, Inc. (“PNC”) grants to the grantee named above (“Grantee” and “Grant”) an incentive award opportunity of share-denominated Performance Units (as defined in Section 14.35) with the number of target share units set forth above (“Target Share Units”). The Grant is subject to the corporate performance conditions, employment conditions, and other terms and conditions of this Agreement and to the Plan, to final award determination, and to Grantee’s acceptance of the Grant in accordance with Section 17. Payment of any Final Award (as defined herein) authorized pursuant to the Agreement will be made in cash in an amount equal to the number of share units denominated in the Final Award multiplied by the per share price of PNC common stock on the award date (sometimes referred to in the Agreement as payment in “cash share-equivalents”).

In general, the Grant is an opportunity for Grantee to receive, at the end of the applicable performance period, an award in cash share-equivalents based on the degree to which the corporate performance goals specified in the Agreement for PNC’s Asset & Liability Unit (“A&L Unit”) have been achieved, as determined by the Committee (defined in Section 14.15) and subject to its negative discretion, or otherwise in accordance with the terms of the Agreement, provided that Grantee satisfies the employment conditions specified in the Agreement (or qualifies for a specified exception and is deemed to have satisfied those employment conditions) and the other conditions of the Agreement are met.

The potential maximum award payout that Grantee will be eligible to receive will be denominated in share units and will be expressed as a percentage of the Target Share Units set forth on page 1 of the Agreement. The potential maximum award payout percentage will be determined by the level of financial returns from investing and proprietary trading activities that the A&L Unit achieves relative to benchmark performance (in basis points) for each of the three years in the overall performance period and by the potential award payout schedule established by the Committee, giving equal weight to each of the three covered years, subject to certain limitations or adjustments if there is an early termination or limitation of the performance measurement period (e.g., if Grantee dies or has a qualifying retirement or if there is a Change in Control, as defined herein, during a performance measurement period).

Absent a Change in Control, the Committee will determine the Final Award, if any, that Grantee receives within this calculated maximum potential payout amount, generally in early 2009 (or early in 2007 or 2008 in the event of Grantee’s death prior to that time). The Committee may adjust the Final Award downward, but not upward, from this calculated performance-based amount. This potential award payout amount could be as high as 200% of the Target Share Units for A&L Unit performance significantly above the applicable benchmark index as specified by the Agreement for each year of the three-year performance period and if Grantee remains an employee of the Corporation throughout the full three-year performance period, or it could be zero if the A&L Unit fails to achieve a level of performance above the threshold level specified in the Agreement for at least one of the covered years.

Any Final Award payout authorized pursuant to this Grant will be paid in cash share-equivalents. The Grant must still be outstanding at the time Final Award determinations are made for Grantee to be eligible to receive an award, and Final Awards and payment are subject to the terms and conditions set forth in the Agreement and to the Plan.

The Agreement also provides a formula for calculation of the Final Award in the event of a Change in Control of PNC and for the form and timing of payment of any such award.

3. Corporate Performance Conditions. The Grant will be subject to the following corporate performance conditions.

3.1 Performance Goals. The corporate Performance Goals are the levels of financial returns from investing and proprietary trading activities achieved by the A&L Unit relative to the applicable Benchmark Performance Index, as defined in Section 14.5. This performance is measured annually for each year (or shorter partial-year period where required by the Agreement) in the Performance Period.

3.2 Annual Benchmark Performance Index and Annual Potential Payout Schedule. The Committee has determined that the Benchmark Performance Index for each year (or shorter partial-year period where required by the Agreement) in the Performance Period will be the same benchmark performance index that PNC uses internally to evaluate the investment performance of the A&L Unit as in effect as of March 30 of that year, so that, for example, 2006 performance will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 30, 2006, 2007 performance will be compared to the performance benchmark index for the A&L Unit in effect on March 30, 2007, etc.

The Annual Potential Payout Schedule as established by the Committee is set forth in Schedule I of this Agreement and will apply to each year and/or shorter partial-year period where required by the Agreement in the Performance Period.

3.3 Calculation of Applicable Annual Potential Payout Percentages. After the end of each year of the Performance Period, PNC will: (1) determine the level of financial returns from investing and proprietary trading activities achieved by the A&L Unit for the applicable period and the comparison in basis points of such performance to the applicable Benchmark Performance Index; and (2) calculate the Annual Potential Payout Percentage, as defined in Section 14.2, achieved by the A&L Unit for that year in accordance with the Annual Potential Payout Schedule set forth in Schedule I. Such results will be presented to the Committee.

Where the Agreement requires the calculation of an Annual Potential Payout Percentage for a given period that is less than a full year (e.g., upon certain qualifying terminations or Change in Control), PNC will determine the level of financial returns from investing and proprietary trading activities achieved by the A&L Unit relative to benchmark for that limited period and the Limited-Year Annual Potential Payout Percentage for that limited period as so required by the Agreement.

4. Grantee Service Requirement and Limitation of Potential Award; Early Termination of Grant. The Grant will be subject to the following employment conditions.

4.1 Eligibility for an Award; Employment Conditions and Early Termination of Grant. Grantee will not be eligible to receive a Final Award unless the Grant remains outstanding on the Committee-determined Award Date (as defined in Section 14.4) or as of the end of the day immediately preceding the day on which a Change in Control occurs, if earlier.

The Grant will automatically terminate on Grantee’s Termination Date (as defined in Section 14.47) unless an exception is available as set forth in Section 4.2, Section 4.3, Section 4.4 or Section 4.5. Where one or more of the conditions to an exception are post-employment conditions, the Grant will terminate upon the failure of any of those conditions.

In the event that Grantee’s employment is terminated by the Corporation for Cause (as defined in Section 14.8), the Grant will automatically terminate on Grantee’s Termination Date whether or not the termination might otherwise have qualified for an exception as a retirement or a disability termination pursuant to Section 4.3 or Section 4.4.

In the limited circumstances where the Grant remains outstanding notwithstanding Grantee’s termination of employment with the Corporation, Grantee will be eligible for consideration for an award, subject to limitation as set forth in the applicable section of the Agreement. Said award, if any, will be determined and payable at the same time that such an award would have been determined and payable had Grantee remained a Corporation employee, except that in the case of death, the determination and payment of any award may be accelerated if so indicated in accordance with the applicable section of the Agreement.

Any award that the Committee may determine to make after Grantee’s death will be delivered to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative, as determined in good faith by the Committee.

Notwithstanding anything in Section 4 or Section 5 to the contrary, if a Change in Control (as defined in Section 14.10) occurs prior to the time the Committee determines Final Awards pursuant to Section 5.2 (that is, prior to the Committee-determined Award Date), awards will be determined in accordance with Section 6.

4.2 Death While an Employee. If Grantee dies while an employee of the Corporation and prior to the Committee-determined Award Date, the Grant will remain outstanding and Grantee will be eligible for consideration for a prorated award calculated in accordance with Section 5.1(b), with an applicable performance measurement date (as defined in Section 5.1) of the earlier of the last day of the year in which the death occurred and December 31, 2008, payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period (as defined in Section 14.11).

In the event that a Change in Control occurs prior to a Committee-determined Award Date, an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(b).

4.3 Qualifying Retirement. If Grantee Retires (as defined in Section 14.42) prior to the Committee-determined Award Date and the termination of employment is not also a termination by the Corporation for Cause, the Grant will remain outstanding post-employment; provided, however, that the Committee may terminate the Grant at any time prior to the Award Date, other than during a CIC Coverage Period, upon determination that Grantee has engaged in Detrimental Conduct (as defined in

Section 14.18). If Grantee is Disabled (as defined in Section 14.19) at the time of Retirement and Section 4.4 is also applicable to Grantee, that subsection will govern rather than this Section 4.3.

Provided that the Grant is still outstanding at that time, Grantee will be eligible for consideration for a prorated award at the time that such an award would have been determined and payable had Grantee remained a Corporation employee, calculated in accordance with Section 5.1(c) with a performance measurement date of the last day of the last full quarter completed on or prior to Grantee’s Retirement date, payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period.

If Grantee dies after a qualifying Retirement but before the time set forth above for consideration of an award and provided that the Grant is still outstanding at the time of Grantee’s death, the Committee will consider an award for Grantee and make an award determination and any such award will be paid during the year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2008, or in 2009 if the death occurs in 2009 but prior to the Award Date.

In the event that a Change in Control occurs prior to a Committee-determined Award Date, an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(c).

4.4 Qualifying Disability Termination. If Grantee’s employment with the Corporation is terminated by reason of Disability (as defined in Section 14.19) prior to the Committee-determined Award Date, and the termination of employment is not also a termination by the Corporation for Cause, the Grant will remain outstanding post-employment; provided, however, that the Committee may terminate the Grant at any time prior to the Award Date, other than during a CIC Coverage Period, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 14.18).

Provided that the Grant is still outstanding at that time, Grantee will be eligible for consideration for a full award at the time that such an award would have been determined and payable had Grantee remained a Corporation employee, calculated in accordance with Section 5.1(d), payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period. Although Grantee will be eligible for consideration for a full award (Standard Payout Calculation) at the scheduled time, it is anticipated that the Committee will take into account the timing and circumstances of the disability when deciding whether and the extent to which to exercise its negative discretion.

If Grantee dies after a qualifying disability termination but before the time set forth above for consideration of an award and provided that the Grant is still outstanding at the time of Grantee’s death, the Committee will consider an award for Grantee and make an award determination and any such award will be paid during the year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2008, or in 2009 if the death occurs in 2009 but prior to the Award Date; provided, however, that the maximum award that may be awarded in these circumstances is the award that could have been authorized had Grantee died while an employee of the Corporation.

In the event that a Change in Control occurs prior to a Committee-determined Award Date, an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(d).

4.5 Qualifying Termination in Anticipation of a Change in Control. If Grantee’s termination of employment satisfies the conditions set forth in Section 14.40 such that it is a Qualifying Termination in Anticipation of a Change in Control, then the Grant will remain outstanding notwithstanding Grantee’s termination of employment with the Corporation and the Grant will not be subject to termination by the Committee for Detrimental Conduct.

To the extent that the conditions set forth in Section 14.40 are conditions that must be satisfied during a stated post-employment period, the Grant will remain outstanding during that period until it is determined that such conditions either have or have not been satisfied. If the conditions are not satisfied, the Grant will terminate unless Grantee meets one of the other exceptions set forth in this Section 4.

If all of the conditions set forth in Section 14.40 are satisfied, Grantee will be eligible for consideration for an award pursuant to Section 5.2, calculated in accordance with Section 5.1(e), or will receive an award pursuant to Section 6, calculated as specified in Section 6.1(e), as applicable.

If Grantee dies after a Qualifying Termination in Anticipation of a Change in Control but prior to the time the Committee makes an award determination pursuant to Section 5.2 or a Change-in-Control-determined Award Date, Grantee will be eligible for Committee consideration of an award of the greater of the award Grantee could have received had he or she died while an employee of the Corporation or an award determined as set forth in Section 5.1(e). If a Change in Control occurs prior to a Committee-determined Award date, Grantee will be deemed to receive an award in accordance with Section 6.

5. Certification of Performance Results; Calculation of Maximum Potential Payout Amount; and Final Award Determination.

5.1 Certification of Attainment of Performance Goals; Calculation of Final Potential Payout Percentage and Calculated Maximum Potential Payout Amount. As soon as practicable after December 31, 2008, or after the earlier relevant date if the applicable performance measurement date and potential award date are earlier under the circumstances, PNC will present information to the Committee concerning the following: (1) the levels of financial returns from investing and proprietary trading activities achieved by the A&L Unit for each of the applicable full and partial years for which performance is being measured under the circumstances, and the comparison, in basis points, of such performance to applicable Benchmark Performance Index for each such period; (2) the Annual Potential Payout Percentages determined in accordance with Schedule I for such full and partial years on the basis of the performance achieved by the A&L Unit compared to applicable benchmark for such periods; and (3) the Final Potential Payout Percentage.

Subsections (a), (b), (c), (d) and (e) below set forth additional criteria for the certifications and calculations to be made pursuant to this Section 5.1 under varying circumstances. The last day of the applicable performance measurement period is sometimes referred to as the “performance measurement date.” The time when the certification, calculation and Final Award determination process takes place is sometimes referred to as the “scheduled award determination period,” and the date when a Final Award, if any, is determined and made by the Committee is referred to as the “Committee-determined Award Date” (as set forth in Section 14.4).

Notwithstanding anything in this Section 5 to the contrary, if a Change in Control has occurred, Section 6 will apply.

(a) Non-Exceptional Circumstances – Standard Payout Calculation. Provided that Grantee remains an employee of the Corporation and the Grant remains outstanding such that Grantee remains eligible for consideration for an award, and that a Change in Control has not occurred, the Performance Period will run through December 31, 2008 and the process of certification of the attainment of Performance Goals, calculation of Final Potential Payout Percentage and Calculated Maximum Potential Payout Amount, and determination of the Final Award, if any, will occur in early 2009.

Under the circumstances set forth in this subsection (a) above (“non-exceptional circumstances”), PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be December 31, 2008;

(ii) the applicable Performance Period will consist of the full years 2006, 2007 and 2008;

(iii) the applicable Final Potential Payout Percentage will be the percentage that is the average of the Annual Potential Payout Percentages for 2006, 2007 and 2008, but in no event greater than 200%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of share units equal to the Final Potential Payout Percentage of the Target Share Units; and

(v) the scheduled award determination period will occur in early 2009.

(b) Death While an Employee. In the event that Grantee dies while an employee of the Corporation and prior to the regularly scheduled award date for non-exceptional circumstances in early 2009 and the Grant remains outstanding pursuant to Section 4.2, PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the earlier of the last day of the year in which the death occurred and December 31, 2008;

(ii) the applicable Performance Period will be the period commencing on January 1, 2006 and ending on the applicable performance measurement date, and will consist of the one, two or three full years, as the case may be, in that period;

(iii) the applicable Final Potential Payout Percentage will be the percentage that is the average of the Annual Potential Payout Percentages for the full years in the applicable Performance Period, but in no event greater than 200%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of share units equal to (x) the applicable Final Potential Payout Percentage of the Target Share Units, then (y) prorated (as defined in Section 14.39) based on the number of full years in the applicable Performance Period, including the year of death if prior to 2009; and

(v) the scheduled award determination period will occur during the year immediately following the year in which Grantee died (i.e., early in 2007, 2008, or 2009, as the case may be) unless Grantee dies after December 31, 2008 but prior to the Award Date, in which case the scheduled award determination period will occur in 2009.

(c) Retirement. In the event that Grantee Retires prior to the regularly scheduled award date for non-exceptional circumstances in early 2009 but Grantee has met the conditions for a qualifying retirement termination set forth in Section 4.3 and the Grant has not been terminated by the Committee prior to the Award Date pursuant to Section 4.3 for Detrimental Conduct and remains outstanding, PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to Grantee’s Retirement date or, if the Retirement date is a quarter-end date, that quarter-end date, but in no event later than December 31, 2008;

(ii) the applicable limited Performance Period will be the period commencing on January 1, 2006 and ending on the applicable performance measurement date, and will consist of the full and partial years in that period;

(iii) the applicable Final Potential Payout Percentage will be a Limited-Period Final Potential Payout Percentage and will be the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year, if any, in the applicable Performance Period, calculated as set forth in Section 14.30;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of share units equal to (x) the applicable Limited-Period Final Potential Payout Percentage of the Target Share Units, then (y) prorated (as defined in Section 14.39) based on the number of full quarters in the applicable limited Performance Period (i.e., in the period from January 1, 2006 through the applicable performance measurement date); and

(v) the scheduled award determination period will occur in early 2009 as provided in Section 7.1, unless Grantee dies after Retirement but before the beginning of 2008, in which case the scheduled award determination period will occur in early 2007 (if the death occurred in 2006) or early 2008 (if the death occurred in 2007), as the case may be.

In the event that Grantee is Disabled at the time of Retirement and Section 4.4 is also applicable to Grantee, then Section 5.1(d) will govern rather than this Section 5.1(c).

(d) Disability. In the event that Grantee becomes Disabled prior to the regularly scheduled award date for non-exceptional circumstances in early 2009 but Grantee has met the conditions for a qualifying disability termination set forth in Section 4.4 and the Grant has not been terminated by the Committee prior to the Award Date pursuant to Section 4.4 for Detrimental Conduct and remains outstanding, PNC will present information to the Committee for purposes of this Section 5.1 on the same basis as that set forth in Section 5.1(a), together with such information as the Committee may request concerning the timing and circumstances of the disability.

The scheduled award determination period will occur in early 2009, unless Grantee dies after a qualifying disability termination but before the beginning of 2008, in which case the scheduled award determination period will occur in early 2007 (if the death occurred in 2006) or early 2008 (if the death occurred in 2007), as the case may be, and in any event, the maximum award that may be approved will be the maximum that could have been awarded had Grantee died while an employee of the Corporation.

(e) Termination in Anticipation of a Change in Control. In the event that Grantee ceases to be an employee of the Corporation prior to the regularly scheduled award date for non-exceptional circumstances in early 2009 but Grantee has met the conditions for a Qualifying Termination in Anticipation of a Change in Control set forth in Section 4.5 and the Grant remains outstanding, but a Change in Control has not yet occurred, then:

(1) If a CIC Triggering Event (as defined in Section 14.14) has occurred and has not yet failed (as CIC Failure is defined herein) such that a Change in Control transaction is pending at the regularly scheduled award date, the Grant will remain outstanding and Grantee will be eligible to receive an award pursuant to Section 5.2 on the same basis as that set forth in Section 5.1(c) for a qualifying Retiree and the Committee will have no discretion to reduce the size of such award; and

(2) If the CIC Triggering Event fails prior to the regularly scheduled award date (as CIC Failure is defined in Section 14.12), the Grant will remain outstanding and the Committee will have discretion to authorize an award, pursuant to Section 5.2, to Grantee up to a maximum permitted award calculated on the same basis as that set forth in Section 5.1(c) for a qualifying Retiree, but the Committee will also have discretion to reduce the award as set forth in Section 5.2(b).

If Grantee dies after a Qualifying Termination in Anticipation of a Change in Control but prior to the time the Committee makes an award determination pursuant to Section 5.2 or a Change-in-Control-determined Award Date, Grantee will be eligible for an award of the greater of the award Grantee could have received had he or she died while an employee of the Corporation or an award determined as set forth above in this Section 5.1(e).

If a Change in Control occurs prior to a Committee-determined Award Date, Grantee will be deemed to receive an award in accordance with Section 6.

5.2 Final Award Determinations by Committee.

(a) Subject to the last sentence in this paragraph, provided that the Grant is still outstanding, that Grantee is either still an employee of the Corporation or qualifies for an exception to the employment condition pursuant to Section 4.2, 4.3, 4.4 or 4.5, and that the Final Potential Payout Percentage is greater than zero, the Committee will have the authority to award to Grantee (“award”) as a Final Award such share-denominated amount as may be determined by the Committee. The Final Award may not exceed the applicable Calculated Maximum Potential Payout Amount, as determined in accordance with Section 5.1, and is subject to the exercise of negative discretion by the Committee pursuant to Section 5.2(b), if applicable. The Committee will not have authority to exercise negative discretion if a CIC Coverage Period has commenced and has not yet ended. If there has been a Change in Control, the Committee’s authority is subject to Section 6.

The date on which the Committee makes its determination as to whether or not it will authorize an award and, if so, the size of the Final Award, if any, it authorizes within the Calculated Maximum Potential Payout Amount determined pursuant to the Agreement is sometimes referred to in the Agreement as the Committee-determined Award Date.

Payment of the Final Award, if any, will be made in cash in accordance with Section 7. If Grantee dies after a Final Award is determined but before payment is made, payment of the Final Award will be made to Grantee’s legal representative in accordance with Section 9.

(b) Except during a CIC Coverage Period or after the occurrence of a Change in Control, the Committee may exercise negative discretion with respect to the Grant and may determine, in light of such Corporation or individual performance or other factors as the Committee may deem appropriate, that notwithstanding the levels of financial returns from investing and proprietary trading activities achieved by the A&L Unit relative to benchmark, the Committee will not award Grantee the full Calculated Maximum Potential Payout Amount that the Committee is authorized to award pursuant to Section 5.2(a), or any of such amount.

It is anticipated that the Committee will take into account such factors as absolute A&L Unit financial performance, absolute proprietary trading results, adherence to risk parameters, and Grantee’s contributions to the success of other PNC businesses when deciding whether and the extent to which to exercise its negative discretion.

If the Committee so determines to exercise its negative discretion pursuant to this Section 5.2(b), the Final Award, if any, will be reduced accordingly; provided, however, that the Committee may not exercise such negative discretion upon or after the occurrence of a Change in Control (or during the period after the occurrence of a CIC Triggering Event but before such triggering event results in a Change in Control or a CIC Failure of such event occurs).

(c) If a Change in Control occurs prior to the Committee-determined Award Date, the Final Award will be determined in accordance with Section 6 rather than being determined by the Committee under Section 5.2 and will not be subject to the Committee’s negative discretion.

6. Change in Control Prior to a Committee-Determined Award Date.

6.1 Final Award Calculation.

Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control at any time prior to a Committee-determined Award Date pursuant to Section 5.2, (i) the Performance Period, if not already ended, will be limited and will end and (ii) Grantee will be deemed to have been awarded a Final Award in an amount determined as set forth in this Section 6, payable to Grantee or Grantee’s legal representative at the time and in the manner set forth in Section 7, provided that the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs and has not already terminated or been terminated in accordance with the terms of Section 4 of the Agreement.

If this Section 6 is applicable and a Final Award is deemed to be awarded pursuant to Section 6, the day the Change in Control occurs will be considered the Award Date for purposes of the Agreement. This date is sometimes referred to in the Agreement as the Change-in-Control-determined Award Date (as set forth in Section 14.4).

(a) Standard CIC Payout Calculation. Provided that Grantee is an employee of the Corporation and the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be determined as follows:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to the day the Change in Control occurs, or, if the Change in Control occurs on a quarter-end date, the day the Change in Control occurs, but in no event later than December 31, 2008;

(ii) the applicable Performance Period will be the period commencing on January 1, 2006 and ending on the applicable performance measurement date, and will consist of the full and partial years in that period;

(iii) the applicable Final Potential Payout Percentage will be the “CIC Payout Percentage”, which will be (A) or (B) below, as applicable, (but in no event greater than 200%):

(A) if the Change in Control occurs prior to December 31, 2008, such that the Performance Period is less than three full years, the CIC Payout Percentage will be the higher of (1) 100% and (2) a Limited-Period Final Potential Payout Percentage (calculated as set forth in Section 14.30) of the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year, if any, in the applicable limited Performance Period; and

(B) if the Change in Control occurs on or after December 31, 2008, the CIC Payout Percentage will be the average of the Annual Potential Payout Percentages for the full years 2006, 2007 and 2008;

(iv) the applicable Final Award amount will be the number of share units equal to (x) the CIC Payout Percentage of the Target Share Units, then (y) prorated (as defined in Section 14.39) based on the number of full quarters in the applicable limited Performance Period (i.e., in the period from January 1, 2006 through the applicable performance measurement date); and

(v) the scheduled award determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee dies after the Change in Control occurs, Grantee’s Final Award determined pursuant to this Section 6.1(a) will be payable to Grantee’s legal representative in accordance with Section 9.

(b) Death. In the event the Grantee died while an employee of the Corporation and qualified for consideration for an award pursuant to Section 4.2 but the Committee had not yet made an award determination (either to award a specified amount or not to authorize any award) with respect to Grantee at the time the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award (payable to Grantee’s legal representative in accordance with Section 9) will be in the amount of the lesser of:

(1) the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(b) but with no Committee discretion to reduce the amount of the award; and

(2) the award that would have been payable pursuant to the calculations set forth in Section 6.1(a) had Grantee not died but had been an employee of the Corporation as of the end of day immediately preceding the day the Change in Control occurred.

The scheduled award determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while an employee of the Corporation and a Final Award determination was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1.

(c) Qualifying Retirement. In the event that Grantee Retired prior to the day the Change in Control occurs but Grantee has met the conditions for a qualifying retirement termination set forth in Section 4.3 and the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be in the amount of the lesser of:

(1) the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(c) but with no Committee discretion to reduce the amount of the award; and

(2) the award that would have been payable pursuant to the calculations set forth in Section 6.1(a) had Grantee not Retired but had been an employee of the Corporation as of the end of the day immediately preceding the day the Change in Control occurred.

The scheduled award determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while a qualified Retiree and a Final Award determination was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change in Control, Grantee’s Final Award determined pursuant to this Section 6.1(c) will be payable to Grantee’s legal representative in accordance with Section 9.

(d) Disability. In the event that Grantee became Disabled and Grantee’s employment terminated prior to the day the Change in Control occurs but Grantee has met the conditions for a qualifying disability termination set forth in Section 4.4 and the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be in the amount of the award that would have been payable pursuant to the calculations set forth in Section 6.1(a) had Grantee still been an employee of the Corporation as of the end of the day immediately preceding the day the Change in Control occurred. The scheduled award determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while qualified to receive an award and a Final Award determination was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change in Control, Grantee’s Final Award (payable to Grantee’s legal representative in accordance with Section 9) will be the lesser of (i) an award determined in accordance with Section 6.1(a) as if Grantee had been an employee of the Corporation as of the end of the day immediately preceding the day the change in control occurred, and (ii) an award determined in accordance with Section 6.1(b) as if Grantee had died while an employee of the Corporation.

(e) Qualifying Termination in Anticipation of a Change in Control. In the event that Grantee’s termination of employment satisfies all of the conditions set forth in Section 4.5 and Section 14.40 for a qualifying termination in anticipation of a change in control such that the Grant is outstanding at the time the Change in Control occurs and Grantee remains eligible for an award, Grantee will receive a Final Award on the following basis, as applicable:

(1) If the Change in Control occurs within three (3) months of Grantee’s Termination Date, Grantee will receive a Final Award on the same basis as a continuing employee of the Corporation as set forth in Section 6.1(a); and

(2) If the Change in Control occurs more than three (3) months after Grantee’s Termination Date but the Grant is outstanding because Grantee’s termination of employment qualifies under Section 4.5 and Section 14.40 by, among other conditions, having occurred after or within three months prior to a CIC Triggering Event, Grantee will receive a Final Award on the same basis as a qualifying Retiree, as set forth in Section 6.1(c).

If Grantee died while qualified to receive an award and a Final Award determination was made by the Committee pursuant to Section 5.2 prior to the Change in

Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change in Control, Grantee’s Final Award (payable to Grantee’s legal representative in accordance with Section 9) will be in the same amount as the Final Award that would have been paid to Grantee pursuant to this Section 6.1(e) had Grantee still been alive on the Change-in-Control-determined Award Date.

6.2 No Committee Discretion. The Committee may not exercise any negative discretion pursuant to Section 5.2(b) or otherwise exercise discretion pursuant to the Agreement in any way that would serve to reduce an award deemed to be made to Grantee pursuant to this Section 6.

6.3 CIC Severance Agreement Coordination. Unless otherwise provided by specific reference to this Agreement, in the event that Grantee is entitled to a severance payment from the Corporation pursuant to a change in control severance agreement, this Grant will not be considered an incentive share award or grant for purposes of that agreement.

7. Payment of Final Award; Termination of Grant as to Any Unawarded Share Units.

7.1 Payment of Final Awards Determined by Committee. Payment of any Final Award determined by the Committee pursuant to Section 5.2 will be made in cash in an amount equal to the number of share units denominated in the Final Award multiplied by the Fair Market Value (as defined in Section 14.21) of a share of PNC common stock on the Award Date or as otherwise provided in Section 8, if applicable, subject to the payment of applicable withholding taxes as set forth in Section 10.

Determination of eligibility for an award, calculation of the maximum permitted award amount, and a decision by the Committee on whether or not to authorize an award and, if so, the size of such Final Award (the “scheduled award determination process”) and then payment of any such Final Award will all generally occur in the first quarter of 2009 or as soon thereafter as practicable after the final data necessary for the Committee to make its award determination is available. In general, it is expected that the Award Date will occur in 2009 and no later than the end of the second quarter of that year, and that payment of a Final Award, if any, will be made as soon as practicable after the Award Date, provided that in no event will payment occur later than March 15, 2010 other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

In the event of Grantee’s death prior to the Award Date where Grantee has satisfied all of the conditions of Section 4.2, 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award determination process will occur at the same time and in the same manner that such process would have occurred had Grantee remained an employee of the Corporation, provided that if the death occurs prior to 2008, the scheduled award determination process will occur in the calendar year immediately following Grantee’s death, and (b) payment of a Final Award, if any, will be made during the calendar year immediately following the year in which Grantee died if the death occurs on or prior to December 31, 2008, or in 2009 if Grantee dies in 2009, provided that in no event will payment occur later than December 31st of the calendar year so specified as the year for payment other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

Otherwise, in the event that Grantee is no longer employed by the Corporation but has satisfied all of the conditions of Section 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award determination process will occur at the same time and in the same manner that such process would have occurred had Grantee remained an employee of the Corporation, generally in 2009 during the first quarter of that year, and (b) once the Committee has made its award determination, payment of a Final Award, if any, will be made as soon as practicable after the Award Date, provided that in no event will payment be made earlier than January 1, 2009 or later than December 31, 2009 other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth above in this Section 7.1, and will settle any remaining portion as soon as practicable after such dispute is finally resolved.

7.2 Payment of Final Awards Determined by Section 6. If a Final Award is deemed to be made pursuant to Section 6 rather than determined by the Committee pursuant to Section 5.2, the Final Award is fully vested as of the date of the Change in Control and will be paid in cash in the same manner as specified in the first paragraph of Section 7.1.

Payment of the Final Award will be made by PNC as soon as practicable after the date the Change in Control occurs and the amount of the Final Award is determinable and determined in accordance with Section 6, but in no event later than the 15th day of the third month of the calendar year following the calendar year in which the Change in Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth in this Section 7.2, and will settle any remaining portion as soon as practicable after such dispute is finally resolved.

7.3 Final Awards are Fully Vested. The Final Award will be fully vested at the Committee-determined Award Date or as of the date of the Change in Control, as applicable. PNC will deliver any cash payable pursuant to this Section 7 to, or at the proper direction of, Grantee or Grantee’s legal representative, as determined in good faith by the Committee.

In the event that Grantee is deceased, payment will be delivered to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative, as determined in good faith by the Committee.

7.4 Termination of Grant as to Any Unawarded Share Units. Once an award determination has been made by the Committee pursuant to Section 5.2 or a Final Award is deemed to have been made by virtue of the application of Section 6, the incentive award opportunity represented by this Grant will terminate as to any portion of the Performance Units not so awarded.

Termination of all or a portion of the Grant pursuant to this Section 7.4, or pursuant to Section 4, if applicable, will in no way affect Grantee’s covenants or the other provisions of Sections 15 and 16.

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, in the event that a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)) occurs prior to the time a Final Award, if any, is paid, the Committee will make those adjustments, if any, in the number and class of the Target Share Units that it deems appropriate to reflect the Corporate Transaction(s) such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation measuring the value per share unit of any share-denominated award authorized for payment to Grantee by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction.

8.2 Upon the occurrence of a Change in Control (or during the period after the occurrence of a CIC Triggering Event and before such triggering event results in a Change in Control or a CIC Failure of such event occurs), (a) the number and class of the Target Share Units will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally and (b) the value per share unit of any share-denominated award that is deemed to be awarded to Grantee in accordance with Section 6 will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) The Grant may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered.

(b) If Grantee is deceased at the time any Final Award authorized by this Agreement is to be paid, such payment will be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes; Payment Upon Inclusion Under Section 409A. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any Final Award then payable to Grantee.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Final Award, no additional withholding may be made.

It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement. In the event that, notwithstanding such intention, the arrangement fails to meet the requirements of Section 409A and the regulations promulgated thereunder, then PNC may at that time permit the acceleration of the time for payment to Grantee under the Agreement notwithstanding any of the other provisions of the Agreement, but any such accelerated payment may not exceed the amount required to be included in Grantee’s income as a result of the failure to comply with the requirements of Section 409A and the regulations promulgated thereunder. For purposes of this provision, an amount will be deemed to have been included in Grantee’s income if the amount is timely reported on Form W-2 or Form 1099-MISC, as appropriate.

11. Employment. Neither the Grant nor the calculation, determination and payment of any Final Award hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary (as defined in Section 14.45) to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement.

The Agreement constitutes the entire agreement between Grantee and PNC, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties, with respect to the subject matter hereof.

14. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

14.1 “A&L Unit” means the Asset & Liability unit of PNC.

14.2 “Annual Potential Payout Percentage.” The Annual Potential Payout Percentage for a given full covered year within the Performance Period (i.e., for 2006, 2007 or 2008) is the percentage determined in accordance with the Annual Potential Payout Schedule set forth in Schedule I of the Agreement on the basis of the level of financial returns from investing and proprietary trading activities achieved by the A&L Unit compared to applicable Benchmark Performance Index for that year, rounded to the nearest one-hundredth percent.

Where the Agreement requires the calculation of an Annual Potential Payout Percentage for a given period that is less than a full year (sometimes referred to as a “partial year” or a “limited year” or “limited period”), then the Annual Potential Payout Percentage for that covered period is sometimes referred to as a “Limited-Year Annual Potential Payout Percentage”.

A “Limited-Year Annual Potential Payout Percentage” will be calculated in the same manner as the Annual Potential Payout Percentage for a full covered year except that it will be based on the level of financial returns from investing and proprietary trading activities performance achieved by the A&L Unit compared to applicable Benchmark Performance Index for the year-to-date period (using full quarters only) beginning on January 1 of the given partial year and ending on the performance measurement date specified by the Agreement.

14.3 “Annual Potential Payout Schedule” for a given full or partial covered year means the schedule established by the Committee and set forth in Schedule I of the

Agreement, which sets forth the method by which (1) the Annual Potential Payout Percentage will be calculated for a given full covered year on the basis of the level of financial returns from investing and proprietary trading activities achieved by the A&L Unit compared to applicable Benchmark Performance Index for that year and (2) the Limited-Year Annual Potential Payout Percentage will be calculated for a given partial covered year, if a partial or limited year calculation is required by the Agreement, on the basis of the level of financial returns from investing and proprietary trading activities achieved by the A&L Unit compared to applicable Benchmark Performance Index for the year-to-date period (using full quarters only) beginning on January 1 of the given partial year and ending on the performance measurement date specified by the Agreement.

14.4 “Award Date” means: (1) the date on which the Committee makes its determination as to whether or not it will authorize an award, and if so, as to the size of the Final Award, if any, it authorizes pursuant to Section 5.2 within the permitted Calculated Maximum Potential Payout Amount determined in accordance with the Agreement (sometimes referred to as the “Committee-determined Award Date”); or (2) if a Change in Control has occurred and Grantee is deemed to have been awarded a Final Award pursuant to Section 6, the Award Date will be the date the Change in Control occurs (sometimes referred to as the “Change-in-Control-determined Award Date”).

14.5 “Benchmark Performance Index”. The Benchmark Performance Index for each year in the Performance Period will be the same benchmark performance index that PNC uses internally to evaluate the investment performance of the A&L Unit as in effect as of March 30 of that year, so that, for example, 2006 performance will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 30, 2006, 2007 performance will be compared to the performance benchmark index for the A&L Unit in effect on March 30, 2007, etc.

Where the Agreement requires the measurement of performance for a given period that is less than a full year, then the applicable Benchmark Performance Index for that limited period will be the benchmark performance index that PNC uses internally to evaluate the investment performance of the A&L Unit as in effect as of March 30 of the calendar year in which the limited period occurs.

14.6 “Board” means the Board of Directors of PNC.

14.7 “Calculated Maximum Potential Payout Amount” means the maximum size of the award, denominated in share units, that the Committee may award to Grantee based on the degree to which the Performance Goals have been achieved by the A&L Unit and the Annual Potential Payout Schedule established by the Committee and on Grantee’s level of satisfaction, or deemed satisfaction, of the service requirements set forth in Section 4, including any limitations on the maximum potential payout amount that may apply in the circumstances (e.g., in the case of a qualifying retirement).

14.8 “Cause”.

(a) “Cause” during a CIC Coverage Period. If a termination of Grantee’s employment with the Corporation occurs during a CIC Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(ii) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Grantee, will be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO, or Grantee’s superior or based upon the advice of counsel for the Corporation, will be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Grantee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a CIC Coverage Period. If a termination of Grantee’s employment with the Corporation occurs other than during a CIC Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(ii) a material breach by Grantee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

14.9 “CEO” means the chief executive officer of PNC.

14.10 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC will not by itself constitute a Change in Control.

14.11 “CIC Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a CIC Coverage Period commences on the date of a CIC Triggering Event, such CIC Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any CIC Coverage Period, another CIC Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

14.12 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section 14.14(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section 14.14(b), the proxy contest fails to replace or remove a majority of the members of the Board.

14.13 “CIC Payout Percentage” has the meaning set forth in Section 6.1(a)(iii).

14.14 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section 14.10; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

14.15 “Committee” means the Personnel and Compensation Committee of the Board, or such person or persons as may be designated by that committee as its delegate.

14.16 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (a) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 14.18(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

14.17 “Corporation” means PNC and its Subsidiaries.

14.18 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary; or

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee, if Grantee is an “executive officer” of PNC as defined in SEC Regulation S-K, or the CEO, if Grantee is not a PNC executive officer, determines that Grantee has engaged in conduct described in clauses (a) or (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

14.19 “Disabled” means, unless the Committee determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

14.20 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

14.21 “Fair Market Value” as it relates to a share of PNC common stock means the average of the reported high and low trading prices of a share of PNC common stock on the New York Stock Exchange (or such successor reporting system as PNC may select) on the relevant date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

14.22 “Final Award” means the amount, if any, (a) awarded to Grantee by the Committee in accordance with Section 5.2, or (b) deemed awarded to Grantee pursuant to Section 6. The Final Award will be denominated in share units and will be payable in cash in accordance with Section 7.

14.23 “Final Potential Payout Percentage.” The Final Potential Payout Percentage will have the meaning set forth in (a), (b) or (c) below, whichever is applicable in the circumstances.

(a) Where the Performance Period is limited pursuant to Section 6 by reason of the occurrence of a Change in Control prior to December 31, 2008 or if a Change in Control occurs on or after December 31, 2008, then the Final Potential Payout Percentage will be the CIC Payout Percentage, calculated as set forth in Section 6.1(a)(iii)(A) or (B), as applicable.

(b) Where the Performance Period specified by the Agreement is the full three-year period commencing January 1, 2006 through and including December 31, 2008, then, except as otherwise provided in subparagraph (a) above where a Change in Control occurs on or after December 31, 2008, the Final Potential Payout Percentage will be the percentage that is the average (but in no event greater than 200%) of the Annual Potential Payout Percentages for the three full covered years in the Performance Period (i.e., one-third (1/3rd) of the sum of the annual percentages for the full years 2006, 2007 and 2008). If all of the Annual Potential Payout Percentages are 0%, then the Final Potential Payout Percentage will be 0%.

(c) Where the applicable performance measurement date specified by the Agreement is a quarter-end date other that December 31, 2008, then, except as otherwise provided in subparagraph (a) above where the Performance Period is limited pursuant to Section 6 by reason of the occurrence of a Change in Control, the Final Potential Payout Percentage will be a Limited-Period Final Potential Payout Percentage and will be calculated as set forth in Section 14.30.

14.24 “GAAP” means accounting principles generally accepted in the United States of America.

14.25 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

14.26 “Grant” means the grant, pursuant to Section 2, to Grantee of an incentive award opportunity of share-denominated Performance Units with the number of Target Share Units specified in the Agreement, subject to the corporate performance conditions, employment conditions, and other terms and conditions of the Agreement and to the Plan.

14.27 “Grant Date” means the Grant Date set forth on page 1 of the Agreement, and is the date the Committee authorized the Grant.

14.28 “Grantee” means the person identified as Grantee on page 1 of the Agreement.

14.29 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

14.30 “Limited-Period Final Potential Payout Percentage”. Where the Agreement requires the calculation of a Limited-Period Final Potential Payout Percentage and the applicable performance measurement date specified by the Agreement is a quarter-end date other than December 31st of 2006 or 2007, and thus the applicable Performance Period consists of one or more full years and/or a partial year, then the Limited-Period Final Potential Payout Percentage will be the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year in the applicable limited Performance Period calculated as follows:

(a) the sum of (i) four times the sum of the Annual Potential Payout Percentages for the full years in the period, if any, and (ii) the number of full completed quarters in the partial year of the applicable limited Performance Period, if any, times the Limited-Period Annual Potential Payout Percentage for that partial year, if any;

divided by

(b) the total number of quarters in the applicable limited Performance Period.

Where the Agreement requires the calculation of a Limited-Period Final Potential Payout Percentage and the applicable performance measurement date specified by the

Agreement is December 31st of 2006 or 2007 and thus the applicable Performance Period consists of one or more full years (and no partial years), then the Limited-Period Final Potential Payout Percentage will be the percentage that is the average (but in no event greater than 200%) of the Annual Potential Payout Percentages for the covered years in the Performance Period (e.g., one-half (1/2) of the sum of the two annual percentages if the applicable Performance Period is limited to the full years 2006 and 2007). If all of the Annual Potential Payout Percentages are 0%, then the Limited-Period Final Potential Payout Percentage will be 0%.

14.31 “Limited-Year Annual Potential Payout Percentage” has the meaning set forth in the last two paragraphs of the definition of Annual Potential Payout Percentage in Section 14.2.

14.32 “Performance Goal(s).” The corporate performance goals are the levels of financial returns from investing and proprietary trading activities achieved by the A&L Unit relative to the applicable Benchmark Performance Index, as defined in Section 14.5. This performance is measured annually for each year (or shorter partial-year period where required by the Agreement) in the Performance Period. Such performance with respect to any given year or partial-year period in the Performance Period is referred to as the Performance Goal for that year or partial-year period. Performance Goals, collectively, refers to the levels of such performance with respect to the entire Performance Period.

14.33 “Performance measurement date” has the meaning set forth in Section 5.1 and refers to the last day of the relevant performance measurement period.

14.34 “Performance Period” means the period during which each corporate performance criterion of the Performance Units will be measured against the performance standards established by the Committee and set forth in the Agreement. The Performance Period will be the period commencing January 1, 2006 through (and including) the applicable performance measurement date specified in the Agreement.

Subject to early termination or limitation where so indicated in the Agreement by specifying an earlier performance measurement date, the performance measurement date will be December 31, 2008 and the Performance Period will be the period commencing January 1, 2006 through (and including) December 31, 2008.

If the Performance Period is terminated early or limited pursuant to the terms of the Agreement, it is sometimes referred to as the “limited performance period”. The three full years in the full Performance Period (2006, 2007 and 2008), or, if applicable, the full and partial years in the limited performance period, are sometimes referred to as “covered years”.

14.35 “Performance Units” means the performance units granted to Grantee in this Grant in accordance with Article 8 of the Plan and denominated in shares of PNC common stock.

14.36 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

14.37 “Plan” means The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time.

14.38 “PNC” means The PNC Financial Services Group, Inc.

14.39 “Prorate” or “Prorated” means multiplying by a fraction (not to exceed 1) equal to the following:

If the Agreement specifies “prorating by years”: (a) the number of full years in the applicable Performance Period, (b) divided by three, which is the number of years in the full 3-year period from January 1, 2006 through December 31, 2008.

If the Agreement specifies “prorating by quarters”: (a) the number of full quarters in the applicable Performance Period, (b) divided by twelve, which is the number of quarters in the full 3-year period from January 1, 2006 through December 31, 2008.

14.40 “Qualifying Termination in Anticipation of a Change in Control.” Grantee’s termination of employment with the Corporation will be deemed to have been a “Qualifying Termination in Anticipation of a Change in Control” for purposes of the Agreement if Grantee’s employment was terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason and the circumstances of such termination fall within one of the following:

(1)	such termination of employment by the Corporation without Cause or by Grantee for Good Reason occurred after the occurrence of a CIC Triggering Event but before such triggering event resulted in a Change in Control or a CIC Failure of such event occurred;

(2)	such termination of employment was (a) by the Corporation without Cause, and (b) was either (i) at the request of a third party that had taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in anticipation of a Change in Control, and (c) a CIC Coverage Period commences (by reason of the occurrence of either a CIC Triggering Event or a Change in Control) within three (3) months of Grantee’s Termination Date; or

(3)

such termination of employment was (a) by Grantee for Good Reason, and (b) the circumstance or event that constitutes Good Reason either (i) occurred at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in anticipation of a Change in Control, and (c) a CIC Coverage Period

commences (by reason of the occurrence of either a CIC Triggering Event or a Change in Control) within three (3) months of Grantee’s Termination Date.

If Grantee is relying on clause (2) or clause (3) to meet the condition of this definition, Grantee will have the burden of proving that the requirements of such clause have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of clause (2) and clause (3) of this Section 14.40 only, the definition of Change in Control in Section 14.10 will exclude the proviso in Section 14.10(a).

14.41 “Retiree”. Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 14.42.

14.42 “Retires” or “Retirement”. Grantee “Retires” if his or her employment with the Corporation terminates (a) at any time on or after the first day of the first month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (as determined in the same manner as the determination of five years of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or of one or more Subsidiaries. If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement”.

14.43 “SEC” means the United States Securities and Exchange Commission.

14.44 “Section 409A” means Section 409A of the Internal Revenue Code.

14.45 “Subsidiary” means a corporation, bank, partnership, business trust, limited liability company, or other form of business organization that is a consolidated subsidiary of PNC under GAAP.

14.46 “Target Share Units” means the number of share units specified on page 1 of the Agreement as Target Share Units.

14.47 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Grantee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Grant of an award opportunity (regardless of whether a Final Award is ultimately determined and delivered or of the size of such Final Award, if any); that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a CIC Coverage Period (as defined in Section 14.11), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and will continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3 and 15.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

16.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

17. Acceptance of Grant; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

SCHEDULE I

* * *

ANNUAL POTENTIAL PAYOUT SCHEDULE

* * *

Final Award determination pursuant to Section 5 of the Agreement or Final Award calculation pursuant to Section 6 of the Agreement, as applicable, requires the calculation of the Final Potential Payout Percentage and the Calculated Maximum Potential Payout Amount, each as defined in the Agreement, for awards determined pursuant to Section 5, or, for awards determined pursuant to Section 6, the CIC Payout Percentage and calculated final award, as applicable. Those calculations, in turn, take into account the degree to which the corporate Performance Goals have been achieved by the A&L Unit, as measured annually and expressed as the Annual Potential Payout Percentages for each of the three years and/or shorter partial-year period where required by the Agreement (e.g., in the case of certain qualifying terminations of employment or change in control) in the overall Performance Period.

This Schedule I will be applied in order to determine the Annual Potential Payout Percentage for each year or partial-year period in the Performance Period, including the Limited-Year Annual Potential Payout Percentage for a partial year where there is a limitation of the overall performance period required by the Agreement and such limited performance period includes a partial year.

This Schedule I assigns an Annual Potential Payout Percentage (ranging from 0% up through 200%) to levels of annual performance relative to benchmark as set forth in the following table, with interpolated percentages for performance between the indicated points on the table rounded to the nearest one-hundredth percent (e.g., 0.00%, with 0.005% being rounded upward to 0.01%) so that the payout schedule operates on a sliding scale; provided, however, that in no event will an Annual Potential Payout Percentage be greater than 200% or less than 0%.

Annual Performance Relative to Benchmark	Annual Potential Payout Percentage
40 basis points or higher	200%

20 basis points	150%

0 basis points (at Benchmark)	100%

-10 basis points	40%

-15 basis points or below	0%

The annual performance referred to in the table above is the level of financial returns from investing and proprietary trading activities achieved by the A&L Unit for the given year as compared to the applicable Benchmark Performance Index as defined by the Agreement for that year. This annual performance is expressed as the number of basis points by which the specified A&L Unit performance exceeds or falls short of benchmark performance, with 0 basis points indicating performance at the benchmark level.

Where a Limited-Year Annual Potential Payout Percentage is required by the Agreement, the “annual performance” referred to in the table above is the level of financial returns from investing and proprietary trading activities achieved by the A&L Unit as compared to the Benchmark Performance Index applicable in accordance with the Agreement for the year-to-date period (using full quarters only) beginning on January 1 of the given partial year and ending on the performance measurement date specified by the Agreement.

Committee Negative Discretion. Once the annual potential payout percentage for A&L Unit performance achieved for the relevant year or partial-year period has been determined by reference to the table above, including interpolation where required, the Committee may (other than during a CIC Coverage Period) decide, in its discretion, to reduce that percentage but may not increase it.

2007 Performance Units Grant

Performance Period: January 1, 2007 - December 31, 2009 (3 Years)

Performance Criteria: Annual Levels of Financial Return from Investing Activities

Achieved by PNC’s A&L Unit Relative to Benchmark Index

100% Vests on Final Award

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

2007 PERFORMANCE UNITS AGREEMENT

* * *

GRANTEE:

GRANT DATE:	February 13, 2007

TARGET SHARE UNITS:	Share Units

1. Definitions. Certain terms used in this 2007 Performance Units Agreement (“Agreement”) are defined in Section 14 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan.

2. Grant of 2007 Performance Units. Pursuant to the Plan and subject to the terms and conditions of this Agreement, PNC hereby grants to the grantee named above (“Grant” and “Grantee”) a Share-denominated incentive award opportunity of Performance Units with the number of target Share Units set forth above (“Target Share Units”).

The Grant is subject to the corporate performance conditions, employment conditions, and other terms and conditions of this Agreement and to the Plan, to final award determination, and to Grantee’s acceptance of the Grant in accordance with Section 17. Payment of any Final Award (as defined in Section 14.23) authorized pursuant to the Agreement will be made in cash in an amount equal to the number of Share Units specified in the Final Award multiplied by the per share price of PNC common stock on the award date (sometimes referred to in the Agreement as payment in “cash Share-equivalents”).

In general, the Grant is an opportunity for Grantee to receive, at the end of the applicable performance period, an award in cash Share-equivalents based on the degree to which specified corporate performance criteria for PNC’s Asset & Liability Unit (“A&L Unit”) have been achieved, as determined by the Committee (defined in Section 14.15) and subject to its negative discretion, or otherwise in accordance with the terms of the Agreement, provided that Grantee satisfies the employment conditions specified in the Agreement (or qualifies for a specified exception and is deemed to have satisfied those employment conditions) and the other conditions of the Agreement are met.

The potential maximum award payout that Grantee will be eligible to receive will be denominated in Share Units and will be expressed as a percentage of the Target Share Units. The number of Target Share Units for this Grant is set forth on page 1 of the Agreement. The potential maximum award payout percentage will be determined by the level of financial return from investing trading activities that the A&L Unit achieves relative to benchmark performance (in basis points) for each of the three years in the overall performance period and by the potential award payout calculation schedule established by the Committee, giving equal weight to each of the three covered years, subject to certain limitations or adjustments if there is an early termination or limitation of the performance measurement period (e.g., if Grantee dies or has a qualifying retirement or if there is a Change in Control, as defined herein, during a performance measurement period).

Absent a Change in Control (as defined herein), the Committee will determine the Final Award, if any, that Grantee receives within this calculated maximum potential payout amount, generally in early 2010 (or early in 2008 or 2009 in the event of Grantee’s death prior to that time). The Committee may adjust the Final Award downward, but not upward, from this calculated performance-based amount. This potential award payout amount could be as high as 200% of the Target Share Units for A&L Unit performance significantly above the applicable benchmark index as specified by the Agreement for each year of the three-year performance period and if Grantee remains an employee of the Corporation throughout the full three-year performance period, or it could be zero if the A&L Unit fails to achieve a level of performance above the threshold level specified in the Agreement for at least one of the covered years or if the Committee so exercises its negative discretion.

Any Final Award payout authorized pursuant to this Grant will be paid in cash Share-equivalents. The Grant must still be outstanding at the time a Final Award determination is made for Grantee to be eligible to receive an award, and any Final Award and payment thereof is subject to the terms and conditions set forth in the Agreement and to the Plan.

The Agreement also provides a formula for calculation of the Final Award in the event of a Change in Control of PNC and for the form and timing of payment of any such award.

3. Corporate Performance Conditions. The Grant is subject to the following corporate performance conditions.

3.1 Performance Criteria. The corporate performance standard (“Performance Criteria”) established by the Committee for this Grant is the level of financial return from investing activities achieved by the A&L Unit relative to the applicable Benchmark Performance Index, as defined in Section 14.5, for that period. This performance is measured annually for each year (or shorter partial-year period where required by the Agreement) in the Performance Period.

3.2 Annual Benchmark Performance Index and Annual Potential Payout Calculation Schedule. The Committee has determined that the Benchmark Performance Index for each year (or shorter partial-year period where required by the Agreement) in the Performance Period will be the same benchmark performance index that PNC uses internally to evaluate the investment performance of the A&L Unit as in effect as of March 30 of that year, so that, for example, 2007 performance will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 30, 2007, 2008 performance will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 30, 2008, etc.

The Annual Potential Payout Calculation Schedule established by the Committee with respect to this Grant will apply to each year and/or shorter partial-year period where required by the Agreement in the Performance Period.

3.3 Calculation of Applicable Annual Potential Payout Percentages. After the end of each year of the Performance Period, PNC will: (1) determine the level of financial return from investing activities achieved by the A&L Unit for the applicable period and the comparison in basis points of such performance to the applicable Benchmark Performance Index; and (2) calculate the Annual Potential Payout Percentage, as defined in Section 14.2, achieved by the A&L Unit for that year. Such results will be presented to the Committee.

Where the Agreement requires the calculation of an Annual Potential Payout Percentage for a given period that is less than a full year (e.g., upon certain qualifying terminations or Change in Control), PNC will determine the level of financial return from investing activities achieved by the A&L Unit relative to benchmark for that limited period and the Limited-Year Annual Potential Payout Percentage for that limited period as so required by the Agreement.

4. Grantee Service Requirement and Limitation of Potential Award; Early Termination of Grant.

The Grant is subject to the following employment conditions.

4.1 Eligibility for an Award; Employment Conditions and Early Termination of Grant. Grantee will not be eligible to receive a Final Award unless the Grant remains outstanding on the Committee-determined Award Date (as defined in Section 14.4) or as of the end of the day immediately preceding the day on which a Change in Control occurs, if earlier.

The Grant will automatically terminate on Grantee’s Termination Date (as defined in Section 14.49) unless an exception is available as set forth in Section 4.2, Section 4.3, Section 4.4 or Section 4.5. Where one or more of the conditions to an exception are post-employment conditions, the Grant will terminate upon the failure of any of those conditions.

In the event that Grantee’s employment is terminated by the Corporation for Cause (as defined in Section 14.8), the Grant will automatically terminate on Grantee’s Termination Date whether or not the termination might otherwise have qualified for an exception as a retirement or a disability termination pursuant to Section 4.3 or Section 4.4.

In the limited circumstances where the Grant remains outstanding notwithstanding Grantee’s termination of employment with the Corporation, Grantee will be eligible for consideration for an award, subject to limitation as set forth in the applicable section of the Agreement. Said award, if any, will be determined and payable at the same time that such an award would have been determined and payable had Grantee remained a Corporation employee, except that in the case of death, the determination and payment of any award may be accelerated if so indicated in accordance with the applicable section of the Agreement.

Any award that the Committee may determine to make after Grantee’s death will be paid to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9.

Notwithstanding anything in Section 4 or Section 5 to the contrary, if a Change in Control (as defined in Section 14.10) occurs prior to the time the Committee makes a Final Award determination pursuant to Section 5.2 (that is, prior to the Committee-determined Award Date), an award will be determined in accordance with Section 6.

4.2 Death While an Employee. If Grantee dies while an employee of the Corporation and prior to the Committee-determined Award Date, the Grant will remain outstanding and Grantee will be eligible for consideration for a prorated award calculated in accordance with Section 5.1(b), with an applicable performance measurement date (as defined in Section 5.1) of the earlier of the last day of the year in which the death occurred and December 31, 2009, payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced or eliminated by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period (as defined in Section 14.11).

In the event that a Change in Control occurs prior to the time the Committee makes an award determination with respect to Grantee (either to award a specified amount or not to authorize any award), an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(b).

4.3 Qualifying Retirement. If Grantee Retires (as defined in Section 14.43) prior to the Committee-determined Award Date and the termination of employment is not also a termination by the Corporation for Cause, the Grant will remain outstanding post-employment; provided, however, that the Committee may terminate the Grant at any time prior to the Award Date, other than during a CIC Coverage Period, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 14.19). If Grantee is Disabled (as defined in Section 14.20) at the time of Retirement and Section 4.4 is also applicable to Grantee, that subsection will govern rather than this Section 4.3.

Provided that the Grant has not been terminated by the Committee prior to the award date for Detrimental Conduct and is still outstanding at that time, Grantee will be eligible for consideration for a prorated award at the time that such an award would have been determined and payable had Grantee remained a Corporation employee, calculated in accordance with Section 5.1(c) with a performance measurement date of the last day of the last full quarter completed on or prior to Grantee’s Retirement date, but in no event later than December 31, 2009, payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period.

If Grantee dies after a qualifying Retirement but before the time set forth above for consideration of an award and provided that the Grant has not been terminated by the Committee for Detrimental Conduct and is still outstanding at the time of Grantee’s death, the Committee will consider an award for Grantee and make an award determination with respect to Grantee (either to award a specified amount or not to authorize any award). Such award, if any, will be paid during the year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2009, or in 2010 if the death occurs in 2010 but prior to the Award Date.

In the event that a Change in Control occurs prior to a Committee-determined Award Date, an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(c).

4.4 Qualifying Disability Termination. If Grantee’s employment with the Corporation is terminated by reason of Disability (as defined in Section 14.20) prior to the Committee-determined Award Date and the termination of employment is not also a termination by the Corporation for Cause, the Grant will remain outstanding post-employment; provided, however, that the Committee may terminate the Grant at any time prior to the Award Date, other than during a CIC Coverage Period, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 14.19).

Provided that the Grant has not been terminated by the Committee prior to the award date for Detrimental Conduct and is still outstanding at that time, Grantee will be eligible for consideration for a full award at the time that such an award would have been determined and payable had Grantee remained a Corporation employee, calculated in accordance with Section 5.1(d), payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced by the Committee in the exercise of its negative discretion unless such determination occurs during a CIC Coverage Period. Although Grantee will be eligible for consideration for a full award (Standard Payout Calculation) at the scheduled time, it is anticipated that the Committee will take into account the timing and circumstances of the disability when deciding whether and the extent to which to exercise its negative discretion.

If Grantee dies after a qualifying disability termination but before the time set forth above for consideration of an award and provided that the Grant has not been terminated by the Committee for Detrimental Conduct and is still outstanding at the time of Grantee’s death, the Committee will consider an award for Grantee and make an award determination with respect to Grantee (either to award a specified amount or not to authorize any award). Such award, if any, will be paid during the year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2009, or in 2010 if the death occurs in 2010 but prior to the Award Date; provided, however, that the maximum award that may be approved in these circumstances is the award that could have been authorized had Grantee died while an employee of the Corporation.

In the event that a Change in Control occurs prior to a Committee-determined Award Date, an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(d).

4.5 Qualifying Termination in Anticipation of a Change in Control. If Grantee’s termination of employment satisfies the conditions set forth in Section 14.41 such that it is a Qualifying Termination in Anticipation of a Change in Control, then the Grant will remain outstanding notwithstanding Grantee’s termination of employment with the Corporation and the Grant will not be subject to termination by the Committee for Detrimental Conduct.

To the extent that the conditions set forth in Section 14.41 are conditions that must be satisfied during a stated post-employment period, the Grant will remain outstanding during that period until it is determined that such conditions either have or have not been satisfied. If the conditions are not satisfied, the Grant will terminate unless Grantee meets one of the other exceptions set forth in this Section 4.

If all of the conditions set forth in Section 14.41 are satisfied, Grantee will be eligible for consideration for an award pursuant to Section 5.2, calculated in accordance with Section 5.1(e), or will receive an award pursuant to Section 6, calculated as specified in Section 6.1(e), as applicable.

If Grantee dies after a Qualifying Termination in Anticipation of a Change in Control but prior to the time the Committee makes an award determination pursuant to Section 5.2 or a Change-in-Control-determined Award Date, Grantee will be eligible for Committee consideration of an award of the greater of the award Grantee could have received had he died while an employee of the Corporation or an award determined as set forth in Section 5.1(e). If a Change in Control occurs prior to a Committee-determined Award Date, Grantee will be deemed to receive an award in accordance with Section 6.

5. Certification of Performance Results; Calculation of Maximum Potential Payout Amount; and Final Award Determination.

5.1 Certification of Level of Achievement of A&L Unit Performance with Respect to Performance Criteria; Calculation of Final Potential Payout Percentage and Calculated Maximum Potential Payout Amount. As soon as practicable after December 31, 2009, or after the earlier relevant date if the applicable performance measurement date and potential award date are earlier under the circumstances, PNC will present information to the Committee concerning the following: (1) the level of financial return from investing activities achieved by the A&L Unit for each of the applicable full and partial years for which performance is being measured under the circumstances, and the comparison, in basis points, of such performance to applicable Benchmark Performance Index for each such period; (2) the calculated Annual Potential Payout Percentages for such full and partial years on the basis of the performance achieved by the A&L Unit compared to applicable benchmark for such periods; and (3) the calculated Final Potential Payout Percentage.

Subsections (a), (b), (c), (d) and (e) below set forth additional criteria for the certifications and calculations to be made pursuant to this Section 5.1 under varying circumstances. The last day of the applicable performance measurement period is sometimes referred to as the “performance measurement date.” The time when the certification, calculation and Final Award determination process will take place is sometimes referred to as the “scheduled award determination period,” and the date when a Final Award, if any, is determined and made by the Committee is sometimes referred to as the “Committee-determined Award Date” (as set forth in Section 14.4).

Notwithstanding anything in this Section 5 to the contrary, if a Change in Control has occurred, Section 6 will apply.

(a) Non-Exceptional Circumstances – Standard Payout Calculation. Provided that Grantee remains an employee of the Corporation and the Grant remains outstanding such that Grantee remains eligible for consideration for an award, and that a Change in Control has not occurred, the Performance Period will run through December 31, 2009 and the process of certification of the level of achievement of A&L Unit performance with respect to the Performance Criteria, the calculation of the Final Potential Payout Percentage and the Calculated Maximum Potential Payout Amount, and the determination of the Final Award, if any, will occur in early 2010.

Under the circumstances set forth in this subsection (a) above (“non-exceptional circumstances”), PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be December 31, 2009;

(ii) the applicable Performance Period will consist of the full years 2007, 2008 and 2009;

(iii) the applicable Final Potential Payout Percentage will be the percentage that is the average of the Annual Potential Payout Percentages for 2007, 2008 and 2009, but in no event greater than 200%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to the Final Potential Payout Percentage of the Target Share Units; and

(v) the scheduled award determination period will occur in early 2010.

(b) Death While an Employee. In the event that Grantee dies while an employee of the Corporation and prior to the regularly scheduled award date for non-exceptional circumstances in early 2010 and the Grant remains outstanding pursuant to Section 4.2, PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the earlier of the last day of the year in which the death occurred and December 31, 2009;

(ii) the applicable Performance Period will be the period commencing on January 1, 2007 and ending on the applicable performance measurement date, and will consist of the one, two or three full years, as the case may be, in that period;

(iii) the applicable Final Potential Payout Percentage will be the percentage that is the average of the Annual Potential Payout Percentages for the full years in the applicable Performance Period, but in no event greater than 200%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to (x) the applicable Final Potential Payout Percentage of the Target Share Units, then (y) prorated (as defined in Section 14.40) based on the number of full years in the applicable Performance Period, including the year of death if prior to 2010; and

(v) the scheduled award-determination period will occur during the year immediately following the year in which Grantee died (i.e., early in 2008, 2009, or 2010, as the case may be) unless Grantee dies after December 31, 2009 but prior to the award date, in which case the scheduled award-determination period will occur in 2010.

(c) Retirement. In the event that Grantee Retires prior to the regularly scheduled award date for non-exceptional circumstances in early 2010 but Grantee has met the conditions for a qualifying retirement termination set forth in Section 4.3 and the Grant has not been terminated by the Committee prior to the award date pursuant to Section 4.3 for Detrimental Conduct and remains outstanding, PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to Grantee’s Retirement date or, if the Retirement date is a quarter-end date, that quarter-end date, but in no event later than December 31, 2009;

(ii) the applicable limited Performance Period will be the period commencing on January 1, 2007 and ending on the applicable performance measurement date, and will consist of the full and partial years in that period;

(iii) the applicable Final Potential Payout Percentage will be a Limited-Period Final Potential Payout Percentage and will be the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year, if any, in the applicable Performance Period, calculated as set forth in Section 14.31;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to (x) the applicable Limited-Period Final Potential Payout Percentage of the Target Share Units, then (y) prorated (as defined in Section 14.40) based on the number of full quarters in the applicable limited Performance Period (i.e., in the period from January 1, 2007 through the applicable performance measurement date); and

(v) the scheduled award determination period will occur in early 2010 as provided in Section 7.1, unless Grantee dies after Retirement but before the beginning of 2009, in which case the scheduled award-determination period will occur in early 2008 (if the death occurred in 2007) or early 2009 (if the death occurred in 2008), as the case may be.

In the event that Grantee is Disabled at the time of Retirement and Section 4.4 is also applicable to Grantee, then Section 5.1(d) will govern rather than this Section 5.1(c).

(d) Disability. In the event that Grantee becomes Disabled prior to the regularly scheduled award date for non-exceptional circumstances in early 2010 but Grantee has met the conditions for a qualifying disability termination set forth in Section 4.4 and the Grant has not been terminated by the Committee prior to the award date pursuant to Section 4.4 for Detrimental Conduct and remains outstanding, PNC will present information to the Committee for purposes of this Section 5.1 on the same basis as that set forth in Section 5.1(a), together with such information as the Committee may request concerning the timing and circumstances of the disability.

The scheduled award-determination period will occur in early 2010, unless Grantee dies after a qualifying disability termination but before the beginning of 2009, in which case the scheduled award-determination period will occur in early 2008 (if the death occurred in 2007) or early 2009 (if the death occurred in 2008), as the case may be. If Grantee dies after a qualifying disability termination but prior to the award date, the maximum award that may be approved in these circumstances will be the maximum that could have been awarded had Grantee died while an employee of the Corporation.

(e) Termination in Anticipation of a Change in Control. In the event that Grantee ceases to be an employee of the Corporation prior to the regularly scheduled award date for non-exceptional circumstances in early 2010 but Grantee has met the conditions for a Qualifying Termination in Anticipation of a Change in Control set forth in Section 4.5 and the Grant remains outstanding, but a Change in Control has not yet occurred, then:

(1) If a CIC Triggering Event (as defined in Section 14.14) has occurred and has not yet failed (as CIC Failure is defined herein) such that a Change in Control transaction is pending at the regularly scheduled award date, the Grant will remain outstanding and Grantee will be eligible to receive an award pursuant to Section 5.2 on the same basis as that set forth in Section 5.1(c) for a qualifying Retiree and the Committee will have no discretion to reduce the size of such award; and

(2) If the CIC Triggering Event fails prior to the regularly scheduled award date (as CIC Failure is defined in Section 14.12), the Grant will remain outstanding and the Committee will have discretion to authorize an award, pursuant to Section 5.2, to Grantee up to a maximum permitted award calculated on the same basis as that set forth in Section 5.1(c) for a qualifying Retiree, but the Committee will also have discretion to reduce the award as set forth in Section 5.2(b).

If Grantee dies after a Qualifying Termination in Anticipation of a Change in Control but prior to the time the Committee makes an award determination pursuant to Section 5.2 or a Change-in-Control-determined Award Date, Grantee will be eligible for an award of the greater of the award Grantee could have received had he or she died while an employee of the Corporation or an award determined as set forth above in this Section 5.1(e).

If a Change in Control occurs prior to a Committee-determined Award Date, Grantee will be deemed to receive an award in accordance with Section 6.

5.2 Final Award Determination by Committee.

(a) Subject to the last sentence in this paragraph, provided that the Grant is still outstanding, that Grantee is either still an employee of the Corporation or qualifies for an exception to the employment condition pursuant to Section 4.2, 4.3, 4.4 or 4.5, and that the Final Potential Payout Percentage is greater than zero, the Committee will have the authority to award to Grantee (“award”) as a Final Award such amount, denominated as a specified number of Share Units, as may be determined by the Committee. The Final Award may not exceed the applicable Calculated Maximum Potential Payout Amount, as determined in accordance with Section 5.1, and is subject to the exercise of negative discretion by the Committee pursuant to Section 5.2(b), if applicable. The Committee will not have authority to exercise negative discretion if a CIC Coverage Period has commenced and has not yet ended. If there has been a Change in Control, the Committee’s authority is subject to Section 6.

The date on which the Committee makes its determination as to whether or not it will authorize an award and, if so, the size of the Final Award, if any, it authorizes within the Calculated Maximum Potential Payout Amount determined pursuant to the Agreement is sometimes referred to in the Agreement as the “Committee-determined Award Date” (as set forth in Section 14.4).

Payment of the Final Award, if any, will be made in cash in accordance with Section 7. If Grantee dies after a Final Award is determined but before payment is made, payment of the Final Award will be made to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9.

(b) Except during a CIC Coverage Period or after the occurrence of a Change in Control, the Committee may exercise negative discretion with respect to the Grant and may determine, in light of such Corporation or individual performance or other factors as the Committee may deem appropriate, that notwithstanding the levels of financial return from investing activities achieved by the A&L Unit relative to benchmark, the Committee will not award Grantee the full Calculated Maximum Potential Payout Amount that the Committee is authorized to award pursuant to Section 5.2(a), or any of such amount.

It is anticipated that the Committee will take into account such factors as absolute A&L Unit financial performance, proprietary trading results, adherence to risk parameters, and Grantee’s contributions to the success of other PNC businesses when deciding whether and the extent to which to exercise its negative discretion.

If the Committee so determines to exercise its negative discretion pursuant to this Section 5.2(b), the Final Award, if any, will be reduced accordingly; provided, however, that the Committee may not exercise such negative discretion upon or after the occurrence of a Change in Control (or during the period after the occurrence of a CIC Triggering Event but before such triggering event either results in a Change in Control or a CIC Failure of such event occurs).

(c) If a Change in Control occurs prior to the Committee-determined Award Date, the Final Award will be determined in accordance with Section 6 rather than being determined by the Committee under Section 5.2 and will not be subject to the Committee’s negative discretion.

6. Change in Control Prior to a Committee-Determined Award Date.

6.1 Final Award Calculation.

Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control at any time prior to a Committee-determined Award Date pursuant to Section 5.2, (i) the Performance Period, if not already ended, will be limited and will end and (ii) Grantee will be deemed to have been awarded a Final Award in an amount determined as set forth in this Section 6, payable to Grantee or Grantee’s legal representative at the time and in the manner set forth in Section 7, provided that the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs and has not already terminated or been terminated in accordance with the terms of Section 4.

If this Section 6 is applicable and a Final Award is deemed to be awarded pursuant to Section 6, the day the Change in Control occurs will be considered the Award Date for purposes of the Agreement. This date is sometimes referred to in the Agreement as the “Change-in-Control-determined Award Date” (as set forth in Section 14.4).

(a) Standard CIC Payout Calculation. Provided that Grantee is an employee of the Corporation and the Grant is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be determined as follows:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to the day the Change in Control occurs, or, if the Change in Control occurs on a quarter-end date, the day the Change in Control occurs, but in no event later than December 31, 2009;

(ii) the applicable Performance Period will be the period commencing on January 1, 2007 and ending on the applicable performance measurement date, and will consist of the full and partial years in that period;

(iii) the applicable Final Potential Payout Percentage will be the “CIC Payout Percentage”, which will be (A) or (B) below, as applicable, (but in no event greater than 200%):

(A) if the Change in Control occurs prior to December 31, 2009, such that the Performance Period is less than three full years, the CIC Payout Percentage will be the higher of (1) 100% and (2) a Limited-Period Final Potential Payout Percentage (calculated as set forth in Section 14.31) of the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year, if any, in the applicable limited Performance Period; and

(B) if the Change in Control occurs on or after December 31, 2009, the CIC Payout Percentage will be the average of the Annual Potential Payout Percentages for the full years 2007, 2008 and 2009;

(iv) the applicable Final Award amount will be the number of Share Units equal to (x) the CIC Payout Percentage of the Target Share Units, then (y) prorated (as defined in Section 14.40) based on the number of full quarters in the applicable limited Performance Period (i.e., in the period from January 1, 2007 through the quarter-end date that is the applicable performance measurement date); and

(v) the scheduled award-determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee dies after the Change in Control occurs, Grantee’s Final Award determined pursuant to this Section 6.1(a) will be paid to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9.

(b) Death. In the event the Grantee died while an employee of the Corporation and qualified for consideration for an award pursuant to Section 4.2 but the Committee had not yet made an award determination (either to award a specified amount or not to authorize any award) with respect to Grantee at the time the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9) will be in the amount of the lesser of:

(1) the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(b) but with no Committee discretion to reduce the amount of the award; and

(2) the award that would have been payable pursuant to the calculations set forth in Section 6.1(a) had Grantee not died but had been an employee of the Corporation as of the end of day immediately preceding the day the Change in Control occurred.

The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while an employee of the Corporation and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1.

(c) Qualifying Retirement. In the event that Grantee Retired prior to the day the Change in Control occurs but Grantee has met the conditions for a qualifying retirement termination set forth in Section 4.3 and the Grant has not been terminated by the Committee prior to the Change in Control pursuant to Section 4.3 for Detrimental Conduct and is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be in the amount of the lesser of:

(1) the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(c) but with no Committee discretion to reduce the amount of the award; and

(2) the award that would have been payable pursuant to the calculations set forth in Section 6.1(a) had Grantee not Retired but had been an employee of the Corporation as of the end of the day immediately preceding the day the Change in Control occurred.

The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while a qualified Retiree and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change in Control, Grantee’s Final Award determined pursuant to this Section 6.1(c) will be paid to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9.

(d) Disability. In the event that Grantee became Disabled and Grantee’s employment with the Corporation terminated prior to the day the Change in Control occurs but Grantee has met the conditions for a qualifying disability termination set forth in Section 4.4 and the Grant has not been terminated by the Committee prior to the Change in Control pursuant to Section 4.4 for Detrimental Conduct and is outstanding as of the end of the day immediately preceding the day on which the Change in Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be in the amount of the award that would have been payable pursuant to the calculations set forth in Section 6.1(a) had Grantee still been an employee of the Corporation as of the end of the day immediately preceding the day the Change in Control occurred. The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change in Control.

If Grantee died while qualified to receive an award and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change in Control, Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by the

Committee, in accordance with Section 9) will be the lesser of (i) an award determined in accordance with Section 6.1(a) as if Grantee had been an employee of the Corporation as of the end of the day immediately preceding the day the Change in Control occurred, and (ii) an award determined in accordance with Section 6.1(b) as if Grantee had died while an employee of the Corporation.

(e) Qualifying Termination in Anticipation of a Change in Control. In the event that Grantee’s termination of employment satisfies all of the conditions set forth in Section 4.5 and Section 14.41 for a qualifying termination in anticipation of a change in control such that the Grant is outstanding at the time the Change in Control occurs and Grantee remains eligible for an award, Grantee will receive a Final Award on the following basis, as applicable:

(1) If the Change in Control occurs within three (3) months of Grantee’s Termination Date, Grantee will receive a Final Award on the same basis as a continuing employee of the Corporation as set forth in Section 6.1(a); and

(2) If the Change in Control occurs more than three (3) months after Grantee’s Termination Date but the Grant is outstanding because Grantee’s termination of employment qualifies under Section 4.5 and Section 14.41 by, among other conditions, having occurred after or within three months prior to a CIC Triggering Event, Grantee will receive a Final Award on the same basis as a qualifying Retiree as set forth in Section 6.1(c).

If Grantee died while qualified to receive an award and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change in Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change in Control, Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9) will be in the same amount as the Final Award that would have been paid to Grantee pursuant to this Section 6.1(e) had Grantee still been alive on the Change-in-Control-determined Award Date.

6.2 No Committee Discretion. The Committee may not exercise any negative discretion pursuant to Section 5.2(b) or otherwise exercise discretion pursuant to the Agreement in any way that would serve to reduce an award deemed to be made to Grantee pursuant to this Section 6.

6.3 CIC Severance Agreement Coordination. Unless otherwise provided by specific reference to this Agreement, in the event that Grantee is entitled to a severance payment from the Corporation pursuant to a change in control severance agreement, this Grant will not be considered an incentive share award or grant for purposes of that agreement.

7. Payment of Final Award; Termination of Grant as to Any Unawarded Performance Units.

7.1 Payment of Final Award Determined by Committee. Payment of any Final Award determined by the Committee pursuant to Section 5.2 will be made in cash in an amount equal to the number of Share Units specified in the Final Award multiplied by the Fair Market Value (as defined in Section 14.22) of a share of PNC common stock on the Award Date or as otherwise provided in Section 8, if applicable, subject to the payment of applicable withholding taxes as set forth in Section 10.

Determination of eligibility for an award, calculation of the maximum permitted award amount, and a decision by the Committee on whether or not to authorize an award and, if so, the size of such Final Award (the “scheduled award-determination process”) and then payment of any such Final Award will all generally occur in the first quarter of 2010 or as soon thereafter as practicable after the final data necessary for the Committee to make its award determination is available. In general, it is expected that the Award Date will occur in 2010 and no later than the end of the second quarter of that year, and that payment of a Final Award, if any, will be made as soon as practicable after the Award Date, provided that in no event will payment occur later than March 15, 2011 other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

In the event of Grantee’s death prior to the Award Date where Grantee has satisfied all of the conditions of Section 4.2, 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award-determination process will occur at the same time and in the same manner that such process would have occurred had Grantee remained an employee of the Corporation, provided that if the death occurs prior to 2009, the scheduled award-determination process will occur in the calendar year immediately following Grantee’s death, and (b) payment of a Final Award, if any, will be made during the calendar year immediately following the year in which Grantee died if the death occurs on or prior to December 31, 2009, or in 2010 if Grantee dies in 2010, provided, that, in no event will payment occur later than December 31st of the calendar year so specified as the year for payment other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

Otherwise, in the event that Grantee is no longer employed by the Corporation but has satisfied all of the conditions of Section 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award-determination process will occur at the same time and in the same manner that such process would have occurred had Grantee remained an employee of the Corporation, generally in 2010 during the first quarter of that year, and (b) once the Committee has made its award determination, payment of a Final Award, if any, will be made as soon as practicable after the Award Date, provided that in no event will payment be made earlier than January 1, 2010 or later than December 31, 2010 other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth above in this Section 7.1, and will settle any remaining portion as soon as practicable after such dispute is finally resolved.

7.2 Payment of Final Award Determined by Section 6. If a Final Award is deemed to be made pursuant to Section 6 rather than determined by the Committee pursuant to Section 5.2, the Final Award is fully vested as of the date of the Change in Control and will be paid in cash in the same manner as specified in the first paragraph of Section 7.1.

Payment of the Final Award will be made by PNC as soon as practicable after the date the Change in Control occurs and the amount of the Final Award is determinable and determined in accordance with Section 6, but in no event later than the 15th day of the third month of the calendar year following the calendar year in which the Change in Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth in this Section 7.2, and will settle any remaining portion as soon as practicable after such dispute is finally resolved.

7.3 Final Award Fully Vested. The Final Award, if any, will be fully vested at the Committee-determined Award Date or as of the date of the Change in Control, as applicable. PNC will deliver any cash payable pursuant to this Section 7 to, or at the proper direction of, Grantee or Grantee’s legal representative, as determined in good faith by the Committee.

In the event that Grantee is deceased, payment will be delivered to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative, as determined in good faith by the Committee.

7.4 Termination of Grant as to Any Unawarded Performance Units. Once an award determination has been made by the Committee pursuant to Section 5.2 or a Final Award is deemed to have been made by virtue of the application of Section 6, the Share-denominated incentive award opportunity represented by this Grant of Performance Units will terminate as to any portion of the Performance Units not so awarded.

Termination of all or a portion of the Grant pursuant to this Section 7.4, or pursuant to Section 4, if applicable, will in no way affect Grantee’s covenants or the other provisions of Sections 15 and 16.

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, in the event that a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)) occurs prior to the time a Final Award, if any, is paid, the Committee shall make those adjustments, if any, in the number, class or kind of the Target Share Units that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation measuring the value per Share Unit of any share-denominated award authorized for payment to Grantee by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

8.2 Upon the occurrence of a Change in Control (or during the period after the occurrence of a CIC Triggering Event and before such triggering event results in a Change in Control or a CIC Failure of such event occurs), (a) the number, class and kind of the Target Share Units will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally and (b) the value per Share Unit of any share-denominated award that is deemed to be awarded to Grantee in accordance with Section 6 will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) The Grant of Performance Units made hereunder may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered.

(b) If Grantee is deceased at the time any Final Award authorized by this Agreement is to be paid, such payment will be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes; Payment Upon Inclusion Under Section 409A.

Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any Final Award then payable to Grantee.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Final Award, no additional withholding may be made.

It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement. In the event that, notwithstanding such intention, the arrangement fails to meet the requirements of Section 409A and the regulations promulgated thereunder, then PNC may at that time permit the acceleration of the time for payment to Grantee under the Agreement notwithstanding any of the other provisions of the Agreement, but any such accelerated payment may not exceed the amount required to be included in Grantee’s income as a result of the failure to comply with the requirements of Section 409A and the regulations promulgated thereunder. For purposes of this provision, an amount will be deemed to have been included in Grantee’s income if the amount is timely reported on Form W-2 or Form 1099-MISC, as appropriate.

11. Employment. Neither the Grant of the Performance Units nor the calculation, determination and payment of any Final Award hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement.

The Agreement constitutes the entire agreement between Grantee and PNC, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties, with respect to the subject matter hereof.

14. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

14.1 “A&L Unit” means the Asset & Liability unit of PNC.

14.2 “Annual Potential Payout Percentage.” The Annual Potential Payout Percentage for a given full covered year within the Performance Period (i.e., for 2007, 2008 or 2009) is the percentage determined in accordance with the Annual Potential Payout Calculation Schedule on the basis of the level of financial return from investing activities achieved by the A&L Unit compared to applicable Benchmark Performance Index for that year, rounded to the nearest one-hundredth percent.

Where the Agreement requires the calculation of an Annual Potential Payout Percentage for a given period that is less than a full year (sometimes referred to as a “partial year” or a “limited year” or “limited period”), then the Annual Potential Payout Percentage for that covered period is sometimes referred to as a “Limited-Year Annual Potential Payout Percentage”.

A “Limited-Year Annual Potential Payout Percentage” will be calculated in the same manner as the Annual Potential Payout Percentage for a full covered year except that it will be based on the level of financial return from investing activities achieved by the A&L Unit compared to applicable Benchmark Performance Index for the year-to-date period (using full quarters only) beginning on January 1 of the given partial year and ending on the performance measurement date specified by the Agreement.

14.3 “Annual Potential Payout Calculation Schedule” or “Schedule” means the schedule established by the Committee with respect to this Grant setting forth the method by which (1) the Annual Potential Payout Percentage will be calculated for a given full covered year on the basis of the level of financial return from investing activities achieved by the A&L Unit compared to applicable Benchmark Performance Index for that year and (2) the Limited-Year Annual Potential Payout Percentage will be calculated for a given partial covered year, if a partial or limited year calculation is required by the Agreement, on the basis of the level of financial return from investing activities achieved by the A&L Unit compared to applicable Benchmark Performance Index for the year-to-date period (using full quarters only) beginning on January 1 of the given partial year and ending on the performance measurement date specified by the Agreement.

14.4 “Award Date” means: (1) the date on which the Committee makes its determination as to whether or not it will authorize an award, and if so, as to the size of the Final Award, if any, it authorizes pursuant to Section 5.2 within the permitted Calculated Maximum Potential Payout Amount determined in accordance with the Agreement (sometimes referred to as the “Committee-determined Award Date”); or (2) if a Change in Control has occurred and Grantee is deemed to have been awarded a Final Award pursuant to Section 6, the Award Date will be the date the Change in Control occurs (sometimes referred to as the “Change-in-Control-determined Award Date”).

14.5 “Benchmark Performance Index”. The Benchmark Performance Index for each year in the Performance Period will be the same benchmark performance index that PNC uses internally to evaluate the investment performance of the A&L Unit as in effect as of March 30 of that year, so that, for example, 2007 performance will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 30, 2007, 2008 performance will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 30, 2008, etc.

Where the Agreement requires the measurement of performance for a given period that is less than a full year, then the applicable Benchmark Performance Index for that limited period will be the benchmark performance index that PNC uses internally to evaluate the investment performance of the A&L Unit as in effect as of March 30 of the calendar year in which the limited period occurs.

14.6 “Board” means the Board of Directors of PNC.

14.7 “Calculated Maximum Potential Payout Amount” means the maximum size of the award, denominated as a specified number of Share Units, that the Committee may award to Grantee based on the degree to which the specified Performance Criteria have been achieved by the A&L Unit and the Annual Potential Payout Calculation Schedule established by the Committee and on Grantee’s level of satisfaction, or deemed satisfaction, of the service requirements set forth in Section 4, including any limitations on the maximum potential payout amount that may apply in the circumstances (e.g., in the case of a qualifying retirement).

14.8 “Cause”.

(a) “Cause” during a CIC Coverage Period. If a termination of Grantee’s employment with the Corporation occurs during a CIC Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(ii) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by

Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO, or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Grantee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a CIC Coverage Period. If a termination of Grantee’s employment with the Corporation occurs other than during a CIC Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(ii) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

14.9 “CEO” means the chief executive officer of PNC.

14.10 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its subsidiaries shall not by itself constitute a Change in Control.

14.11 “CIC Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a CIC Coverage Period commences on the date of a CIC Triggering Event, such CIC Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any CIC Coverage Period, another CIC Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

14.12 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section 14.14(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section 14.14(b), the proxy contest fails to replace or remove a majority of the members of the Board.

14.13 “CIC Payout Percentage” has the meaning set forth in Section 6.1(a)(iii).

14.14 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section 14.10; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

14.15 “Committee” means the Personnel and Compensation Committee of the Board, or such person or persons as may be designated or appointed by that committee as its delegate or designee.

14.16 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 14.19(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

14.17 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A.

14.18 “Corporation” means PNC and its Consolidated Subsidiaries.

14.19 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer) determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

14.20 “Disabled” means, unless the Committee or its delegate determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

14.21 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

14.22 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

14.23 “Final Award” means the amount, if any, (a) awarded to Grantee by the Committee in accordance with Section 5.2, or (b) deemed to be awarded to Grantee pursuant to Section 6. The Final Award will be denominated as a specified number of Share Units and will be payable in cash in accordance with Section 7.

14.24 “Final Potential Payout Percentage.” The Final Potential Payout Percentage will have the meaning set forth in (a), (b) or (c) below, whichever is applicable in the circumstances.

(a) Where the Performance Period is limited pursuant to Section 6 by reason of the occurrence of a Change in Control prior to December 31, 2009 or if a Change in Control occurs on or after December 31, 2009, then the Final Potential Payout Percentage will be the CIC Payout Percentage, calculated as set forth in Section 6.1(a)(iii)(A) or (B), as applicable.

(b) Where the Performance Period specified by the Agreement is the full three-year period commencing January 1, 2007 through and including December 31, 2009, then, except as otherwise provided in subparagraph (a) above where a Change in Control occurs on or after December 31, 2009, the Final Potential Payout Percentage will be the percentage that is the average (but in no event greater than 200%) of the Annual Potential Payout Percentages for the three full covered years in the Performance Period (i.e., one-third (1/3rd) of the sum of the annual percentages for the full years 2007, 2008 and 2009). If all of the Annual Potential Payout Percentages are 0%, then the Final Potential Payout Percentage will be 0%.

(c) Where the applicable performance measurement date specified by the Agreement is a quarter-end date other that December 31, 2009, then, except as otherwise provided in subparagraph (a) above where the Performance Period is limited pursuant to Section 6 by reason of the occurrence of a Change in Control, the Final Potential Payout Percentage will be a Limited-Period Final Potential Payout Percentage and will be calculated as set forth in Section 14.31.

14.25 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

14.26 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

14.27 “Grant” means the grant, pursuant to Section 2, to Grantee of a Share-denominated incentive award opportunity of Performance Units with the number of Target Share Units specified in the Agreement, subject to the corporate performance conditions, employment conditions, and other terms and conditions of the Agreement and to the Plan.

14.28 “Grant Date” means the Grant Date set forth on page 1 of the Agreement, and is the date as of which the Committee authorized the Grant of the Performance Units in accordance with the Plan.

14.29 “Grantee” means the person to whom the Grant is made, and is identified as Grantee on page 1 of the Agreement.

14.30 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

14.31 “Limited-Period Final Potential Payout Percentage”. Where the Agreement requires the calculation of a Limited-Period Final Potential Payout Percentage and the applicable performance measurement date specified by the Agreement is a quarter-end date other than December 31st of 2007 or 2008, and thus the applicable Performance Period consists of one or more full years and/or a partial year, then the Limited-Period Final Potential Payout Percentage will be the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year in the applicable limited Performance Period calculated as follows:

(a) the sum of (i) four times the sum of the Annual Potential Payout Percentages for the full years in the period, if any, and (ii) the number of full completed quarters in the partial year of the applicable limited Performance Period, if any, times the Limited-Period Annual Potential Payout Percentage for that partial year, if any;

divided by

(b) the total number of quarters in the applicable limited Performance Period.

Where the Agreement requires the calculation of a Limited-Period Final Potential Payout Percentage and the applicable performance measurement date specified by the Agreement is December 31st of 2007 or 2008 and thus the applicable Performance Period consists of one or more full years (and no partial years), then the Limited-Period Final Potential Payout Percentage will be the percentage that is the average (but in no event greater than 200%) of the Annual Potential Payout Percentages for the covered years in the Performance Period (e.g., one-half (1/2) of the sum of the two annual percentages if the applicable Performance Period is limited to the full years 2007 and 2008). If all of the Annual Potential Payout Percentages are 0%, then the Limited-Period Final Potential Payout Percentage will be 0%.

14.32 “Limited-Year Annual Potential Payout Percentage” has the meaning set forth in the last two paragraphs of the definition of Annual Potential Payout Percentage in Section 14.2.

14.33 “Performance Criteria” means the corporate performance standard established by the Committee as the performance criteria for this Grant as set forth in Section 3.1. This performance is measured annually for each year (or shorter partial-year period where required by the Agreement) in the Performance Period.

Such performance standard with respect to any given year or partial-year period in the Performance Period is referred to as the Performance Criteria for that year or partial-year period. Performance Criteria, collectively, refers to the levels of such performance with respect to the entire Performance Period.

14.34 “Performance measurement date” has the meaning set forth in Section 5.1 and refers to the last day of the relevant performance measurement period.

14.35 “Performance Period” means the period during which corporate performance will be measured against the performance standard established by the Committee in accordance with the Agreement. The Performance Period will be the period commencing January 1, 2007 through (and including) the applicable performance measurement date specified in the Agreement.

Subject to early termination or limitation where so indicated in the Agreement by specifying an earlier performance measurement date, the performance measurement date will be December 31, 2009 and the Performance Period will be the period commencing January 1, 2007 through (and including) December 31, 2009.

If the Performance Period is terminated early or limited pursuant to the terms of the Agreement, it is sometimes referred to as the “limited performance period”. The three full years in the full Performance Period (2007, 2008 and 2009), or, if applicable, the full and partial years in the limited performance period, are sometimes referred to as “covered years”.

14.36 “Performance Units” means the Share-denominated incentive award opportunity performance units granted to Grantee in this Grant in accordance with Article 10.3 of the Plan.

14.37 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

14.38 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

14.39 “PNC” means The PNC Financial Services Group, Inc.

14.40 “Prorate” or “Prorated” means multiplying by a fraction (not to exceed 1) equal to the following:

If the Agreement specifies “prorating by years”: (a) the number of full years in the applicable Performance Period, (b) divided by three, which is the number of years in the full 3-year period from January 1, 2007 through December 31, 2009.

If the Agreement specifies “prorating by quarters”: (a) the number of full quarters in the applicable Performance Period, (b) divided by twelve, which is the number of quarters in the full 3-year period from January 1, 2007 through December 31, 2009.

14.41 “Qualifying Termination in Anticipation of a Change in Control.” Grantee’s termination of employment with the Corporation will be deemed to have been a “Qualifying Termination in Anticipation of a Change in Control” for purposes of the Agreement if Grantee’s employment was terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason and the circumstances of such termination fall within one of the following:

(1)	such termination of employment by the Corporation without Cause or by Grantee for Good Reason occurred after the occurrence of a CIC Triggering Event but before such triggering event resulted in a Change in Control or a CIC Failure of such event occurred;

(2)	such termination of employment was (a) by the Corporation without Cause, and (b) was either (i) at the request of a third party that had taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in anticipation of a Change in Control, and (c) a CIC Coverage Period commences (by reason of the occurrence of either a CIC Triggering Event or a Change in Control) within three (3) months of Grantee’s Termination Date; or

(3)	such termination of employment was (a) by Grantee for Good Reason, and (b) the circumstance or event that constitutes Good Reason either (i) occurred at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in anticipation of a Change in Control, and (c) a CIC Coverage Period commences (by reason of the occurrence of either a CIC Triggering Event or a Change in Control) within three (3) months of Grantee’s Termination Date.

If Grantee is relying on clause (2) or clause (3) to meet the condition of this definition, Grantee will have the burden of proving that the requirements of such clause have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of clause (2) and clause (3) of this Section 14.41 only, the definition of Change in Control in Section 14.10 will exclude the proviso in Section 14.10(a).

14.42 “Retiree”. Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 14.43.

14.43 “Retires” or “Retirement”. Grantee “Retires” if his employment with the Corporation terminates (a) at any time on or after the first (1st) day of the first (1st) month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (as determined in the same manner as the determination of five years of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee or its delegate determines otherwise, termination in connection with a divestiture of assets or of one or more subsidiaries. If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement”.

14.44 “Schedule” means the Annual Potential Payout Calculation Schedule established by the Committee with respect to this Grant, as described in Section 14.3.

14.45 “SEC” means the United States Securities and Exchange Commission.

14.46 “Section 409A” means Section 409A of the Internal Revenue Code.

14.47 “Share” means a share of PNC common stock.

14.48 “Target Share Units” means the number of Share Units specified on page 1 of the Agreement as Target Share Units, subject to capital adjustments pursuant to Section 8, if any.

14.49 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Grant of an award opportunity of Performance Units (regardless of whether a Final Award is ultimately determined and delivered or of the size of such Final Award, if any); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a CIC Coverage Period (as defined in Section 14.11), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and will continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3 and 15.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

16.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

17. Acceptance of Grant; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

ANNUAL POTENTIAL PAYOUT CALCULATION SCHEDULE

FOR

2007 PERFORMANCE UNITS

* * *

Final Award determination pursuant to Section 5 of the 2007 Performance Units Agreement (the “Agreement”) requires the calculation of the Final Potential Payout Percentage and the Calculated Maximum Potential Payout Amount, each as defined in the Agreement. Final Award calculation pursuant to Section 6 of the Agreement, if applicable, requires the calculation of the CIC Payout Percentage and the calculated final award.

Those calculations, in turn, take into account the level of performance achieved by the A&L Unit with respect to the Performance Criteria, as measured annually and expressed as the Annual Potential Payout Percentages for each of the three years and/or shorter partial-year period where required by the Agreement (e.g., in the case of certain qualifying terminations of employment or change in control) in the overall Performance Period.

This Schedule will be applied in order to determine the full Annual Potential Payout Percentage for each full year in the Performance Period and, where applicable, the Limited-Year Annual Potential Payout Percentage for any partial year period where there is a limitation of the overall performance period required by the Agreement and such limited performance period includes a partial year.

This Schedule assigns an Annual Potential Payout Percentage (ranging from 0% up through 200%) to levels of annual performance relative to the benchmark index as set forth in the following table, with interpolated percentages for performance between the indicated points on the table rounded to the nearest one-hundredth percent (e.g., 0.00%, with 0.005% being rounded upward to 0.01%) so that the payout calculation schedule operates on a sliding scale; provided, however, that in no event will an Annual Potential Payout Percentage be greater than 200% or less than 0%.

Annual Performance Relative to Benchmark Index	Annual Potential Payout Percentage
40 basis points or higher	200%

20 basis points	150%

0 basis points (at benchmark)	100%

-10 basis points	40%

-15 basis points or below	0%

The annual performance referred to in the table above is the level of financial return from investing activities achieved by the A&L Unit for the given year as compared to the applicable Benchmark Performance Index as defined by the Agreement for that year. This annual performance is expressed as the number of basis points by which the specified A&L Unit performance exceeds or falls short of benchmark index performance, with 0 basis points indicating performance at the benchmark index level.

Where a Limited-Year Annual Potential Payout Percentage is required by the Agreement, the “annual performance” referred to in the table above is the level of financial return from investing activities achieved by the A&L Unit as compared to the Benchmark Performance Index applicable in accordance with the Agreement for the year-to-date period (using full quarters only) beginning on January 1 of the given partial year and ending on the performance measurement date specified by the Agreement.

Committee Negative Discretion. Once the annual potential payout percentage for A&L Unit performance achieved for the relevant year or partial-year period has been determined by reference to the table above, including interpolation where required, the Committee may decide, in its discretion, to reduce that percentage (as long as such decision is not made during a CIC Coverage Period, as defined in the Agreement) but may not increase it.